Document And Entity Information (USD $)	6 Months Ended
	Jun. 30, 2013	Aug. 09, 2013	Jun. 30, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	POSITIVEID Corp
Document Type	S-1
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding		24,055,194
Entity Public Float			$ 2,701,550
Amendment Flag	false
Entity Central Index Key	0001347022
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Smaller Reporting Company
Entity Well-known Seasoned Issuer	No
Document Period End Date	Jun 30, 2013
Document Fiscal Year Focus	2013
Document Fiscal Period Focus	Q2

Consolidated Balance Sheets (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Current Assets:
Cash and cash equivalents	$ 65,000	$ 111,000	$ 28,000
Prepaid expenses and other current assets	10,000	37,000	82,000
Total Current Assets	75,000	148,000	110,000
Equipment, net	18,000	24,000	44,000
Pre-paid tax advance	708,000	738,000
Goodwill	510,000	510,000	510,000
Intangibles, net	784,000	980,000	1,385,000
Other assets	11,000	11,000	417,000
Total Assets	2,106,000	2,411,000	2,466,000
Current Liabilities:
Accounts payable	562,000	967,000	1,020,000
Deferred revenue	2,500,000	1,000,000
Accrued expenses and other current liabilities	1,402,000	1,350,000	1,375,000
Short-term debt, net of discount	365,000	221,000
Note payable	694,000	716,000
Warrant liability	55,000	93,000
Accrued preferred stock dividends payable		75,000	154,000
Tax contingency	896,000	337,000	400,000
Total Current Liabilities	6,474,000	4,783,000	2,819,000
Contingent earn-out liability	714,000	645,000	538,000
Tax contingency		743,000
Stock obligation to related party			4,879,000
Total Liabilities	7,188,000	6,171,000
Convertible preferred stock, 5,000,000 shares authorized, $.001 par value; Series F Preferred – 150, 776 and 1,500 shares issued and outstanding at June 30, 2013, December 31, 2012 and 2011,respectively; liquidation preference of $165, $876 and $1,524 , at June 30, 2013, December 31, 2012 and 2011, respectively	0	0
Common stock, 470,000,000 shares authorized, $.01 par value; 19,548,610, 9,541,174 and 2,159,911 shares issued and outstanding at June 30, 2013, December 31, 2012 and 2011, respectively	195,000	2,385,000	540,000
Common stock payable	235,050
Additional paid-in capital	113,681,000	105,448,000	82,042,000
Accumulated deficit	(119,193,000)	(111,329,000)	(86,102,000)
	(5,082,000)	(3,496,000)	(3,520,000)
Note receivable for shares issued		(264,000)	(2,250,000)
Total Stockholders’ Deficit	(5,082,000)	(3,760,000)	(5,770,000)
Total Liabilities and Stockholders’ Deficit	2,106,000	2,411,000	2,466,000
Preferred Stock [Member]
Current Liabilities:
Accrued preferred stock dividends payable		$ 99,000	$ 24,000

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Preferred stock, par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	5,000,000	5,000,000	5,000,000
Common stock, par value (in Dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	470,000,000	470,000,000	470,000,000
Common stock, shares issued	19,548,610	9,541,174	2,159,911
Common stock, shares outstanding	19,548,610	9,541,174	2,159,911
Series F Preferred Stock [Member]
Preferred stock, Series F Preferred, shares issued	150	776	1,500
Preferred stock, Series F Preferred, shares oustanding	150	776	1,500
Preferred stock, Series F Preferred, liquidation preference (in Dollars)	$ 165	$ 876	$ 1,524

Consolidated Statements of Operations (USD $) Share data in Thousands, except Per Share data, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Revenue	$ 0	$ 0
Cost of sales	0	0
Gross profit	0	0
Operating expenses:
Selling, general and administrative	1,288,000	1,636,000	2,882,000	3,803,000	6,541,000	10,849,000
Research and development	160,000	246,000	331,000	496,000	861,000	784,000
Impairment of capitalized cost					357,000
Stock compensation to related party (see Note 9)						4,879,000
Total operating expenses	1,448,000	1,882,000	3,213,000	4,299,000	7,759,000	16,512,000
Operating loss from continuing operations	(1,448,000)	(1,882,000)	(3,213,000)	(4,299,000)	(7,759,000)	(16,512,000)
Other income (expense), net	(30,000)	(7,000)	(166,000)	62,000	(224,000)	88,000
Loss from continuing operations	(1,478,000)	(1,889,000)	(3,379,000)	(4,237,000)	(7,983,000)	(16,424,000)
Discontinued operations:
Income (loss) from discontinued operations					(10,000)	498,000
Impairment of goodwill						(555,000)
Total loss from discontinued operations					(10,000)	(57,000)
Net loss	(1,478,000)	(1,889,000)	(3,379,000)	(4,237,000)	(7,993,000)	(16,481,000)
Preferred stock dividends	101,000	(22,000)	91,000	(48,000)	(75,000)	(221,000)
Beneficial conversion dividend on preferred stock	(1,080,000)	(2,889,000)	(4,485,000)	(4,895,000)	(17,234,000)
Net loss attributable to common stockholders	$ (2,457,000)	$ (4,800,000)	$ (7,773,000)	$ (9,180,000)	$ (25,302,000)	$ (16,702,000)
Loss from continuing operations per common share attributable to common stockholders (in Dollars per share)					$ (4.6)	$ (10.85)
Loss from discontinued operations per common share (in Dollars per share)	$ 0					$ (0.04)
Loss per common share attributable to common stockholders – basic and diluted (in Dollars per share)	$ (0.19)	$ 1.07	$ 0.66	$ (2.4)	$ (4.6)	$ (10.89)
Weighted average shares outstanding – basic and diluted (in Shares)	12,649	4,467	11,761	3,824	5,495	1,540

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $)	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Cash flows from operating activities:
Net loss	$ (3,379,000)	$ (4,237,000)	$ (7,993,000)	$ (16,481,000)
Add: Loss from discontinued operations			10,000	57,000
Loss from continuing operations	(3,379,000)	(4,237,000)	(7,983,000)	(16,424,000)
Adjustments to reconcile loss from continuing operations to net cash provided by/(used in) operating activities:
Depreciation and amortization	204,000	216,000	431,000	272,000
Stock-based compensation	449,000	828,000	1,721,000	3,434,000
Debt discount and cost amortization	206,000
Discount on liability settlement	92,000
Stock issued to advisor for acquisition	58,000
Warrants issued to advisors	58,000
Warrants fair-value adjustments	(101,000)
Stock compensation to related party				4,879,000
In-process research and development expense				114,000
Impairment of capitalized cost			357,000
Impairment of goodwill				555,000
Increase (decrease) in fair value of contingent earn-out liability			107,000	(212,000)
Non-cash interest expense	75,000
Changes in operating assets and liabilities:
(Decrease) increase in prepaid expenses and other current assets	(128,000)	22,000	36,000	(258,000)
Increase in accounts payable and accrued expenses	279,000	1,906,000	1,139,000	1,136,000
Increase in deferred revenue	1,500,000		1,000,000
Net cash used in discontinued operations			(10,000)	(540,000)
Net cash used in operating activities	(864,000)	(1,265,000)	(3,046,000)	(6,679,000)
Cash flows from investing activities:
Acquisition of MicroFluidic Systems				(24,000)
Proceeds from sale of NationalCreditReport.com				675,000
Proceeds from sale of equipment				54,000
Purchase of equipment	(3,000)	(5,000)	(5,000)	(23,000)
Net cash provided by (used in) investing activities	(3,000)	(5,000)	(5,000)	682,000
Cash flows from financing activities:
Proceeds from equity financings, net of fees	551,000	1,488,000	2,791,000	4,261,000
Proceeds from debt financing, net of fees	608,000		343,000
Principal payment of short-term debt	(338,000)
Net cash provided by financing activities	821,000	1,488,000	3,134,000	4,261,000
Net increase/(decrease) in cash and cash equivalents	(46,000)	218,000	83,000	(1,736,000)
Cash and cash equivalents, beginning of year	111,000	28,000	28,000	1,764,000
Cash and cash equivalents, end of year	65,000	246,000	111,000	28,000
Non-cash financing and investing activities:
Conversion of promissory note	150,000		849,000
Issuance of shares for fees	147,000
Issuance of warrants for advisory services	58,000
Equity conversion of accrued compensation payable	388,000
	738,000
Common Stock [Member]
Adjustments to reconcile loss from continuing operations to net cash provided by/(used in) operating activities:
Stock issued to advisor for acquisition			69,000	365,000
Warrants issued to advisors			69,000	365,000
Non-cash financing and investing activities:
Issuance of warrants for advisory services			69,000	365,000
Warrant [Member]
Adjustments to reconcile loss from continuing operations to net cash provided by/(used in) operating activities:
Stock issued to advisor for acquisition			87,000
Warrants issued to advisors			87,000
Non-cash financing and investing activities:
Issuance of warrants for advisory services			$ 87,000

Note 1 - Organization and Basis of Presentation	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure Text Block [Abstract]
Business Description and Basis of Presentation [Text Block]

1.   Organization and Basis of Presentation

PositiveID, through its wholly owned subsidiary MicroFluidic Systems (“MFS”) (collectively, the “Company” or “PositiveID”) , develops molecular diagnostic systems for bio-threat detection, for rapid diagnostic testing, and also develops assays to detect a range of biological threats. The Company’s M-BAND (Microfluidic Bio-agent Autonomous Networked Detector) system is an airborne bio-threat detection system developed for the homeland defense industry, to detect biological weapons of mass destruction.  The Company is also developing automated pathogen detection systems Firefly Dx (handheld) and Dragonfly (desktop) for rapid diagnostics, both for point of need and clinical applications.

PositiveID is a Delaware corporation formed in 2001. The Company commenced operations in 2002 as VeriChip Corporation. In 2007, the Company completed an initial public offering of its common stock.

In July 2008, the Company completed the sale of all of the outstanding capital stock of its subsidiary, Xmark Corporation (“Xmark”), which at the time was principally all of the Company’s operations to Stanley Canada Corporation (“Stanley”), a wholly-owned subsidiary of Stanley Black and Decker. The sale transaction was closed for $47.9 million in cash, which consisted of the $45 million purchase price plus a balance sheet adjustment of approximately $2.9 million, which was adjusted to $2.8 million at settlement of the escrow. Under the terms of the stock purchase agreement, $43.4 million of the proceeds were paid at closing and $4.4 million was released from escrow in July 2009. As a result, the Company recorded a gain on the sale of Xmark of $6.2 million, with $4.5 million of that gain deferred until the escrow was settled in 2009.

Following the completion of the sale, the Company retired all of its outstanding debt for a combined payment of $13.5 million and settled all contractual payments to Xmark’s and the Company’s officers and management for $9.1 million. In August 2008, the Company paid a special dividend to its stockholders of $15.8 million.

In November 2008, the Company entered into an Asset Purchase Agreement (“APA”) with Digital Angel Corporation and Destron Fearing Corporation, a wholly-owned subsidiary of Digital Angel Corporation, which collectively is referred to as “Digital Angel.” The terms of the APA included the Company’s purchase of patents related to an embedded bio-sensor system for use in humans, and the assignment of any rights of Digital Angel under a development agreement associated with the development of an implantable glucose sensing microchip. The Company also received covenants from Digital Angel Corporation and Destron Fearing that will permit the use of intellectual property of Digital Angel related to the Company’s health care business without payment of ongoing royalties, as well as inventory and a limited period of technology support by Digital Angel. The Company paid Digital Angel $500,000 at the closing of the APA, which was recorded in the financials as research and development expense.

In September 2009, the Company, VeriChip Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the “Acquisition Subsidiary”), and Steel Vault Corporation, a Delaware corporation (“Steel Vault”), signed an Agreement and Plan of Reorganization (the “Merger Agreement”), dated September 4, 2009, as amended, pursuant to which the Acquisition Subsidiary was merged with and into Steel Vault on November 10, 2009, with Steel Vault surviving and becoming a wholly-owned subsidiary of the Company (the “Merger”). Upon the consummation of the Merger, all outstanding shares, options and warrants of Steel Vault’s common stock were converted into approximately 0.2 million shares of common stock, 0.1 million options, and 18,200 warrants of the Company. At the closing of the Merger, the Company changed its name to PositiveID Corporation.

In February 2010, the Company acquired the assets of Easy Check Medical Diagnostics, LLC (“Easy Check”), which included the glucose breath analysis system and the iglucose wireless communication system. The Company issued 12,000 shares of common stock in February 2010, with a fair value of $351,000, as consideration for the purchase.  The purchase agreement also included certain contingent payments and cash royalties based on future revenues.

In May 2011, the Company entered into a Stock Purchase Agreement to acquire MFS, pursuant to which MFS became a wholly-owned subsidiary of the Company.

Beginning with the acquisition of MFS, the Company began a process to focus its operations on molecular diagnostics and detection.  Since acquiring MFS, the Company has (i) sold substantially all of the assets of NationalCreditReport.com in 2011, which it had acquired in the merger that formed PositiveID in 2009, (ii) sold its VeriChip and HealthLink (personal health record) businesses in 2012, and (iii) entered into an exclusive license for its iglucose technology in 2013.  The Company will continue to seek either strategic partners or acquirers for its GlucoChip (glucose sensing microchip) and its glucose breath detection system.

Authorized Common Stock (Reverse Stock Split)

As of June 30, 2013, the Company was authorized to issue 470 million shares of common stock.  On April 18, 2013, the Company’s stockholders approved a reverse stock split within a range between 1-for-10 to 1-for-25. On that same date, the Company’s Board of Directors approved a reverse stock split in the ratio of 1-for- 25 and the Company filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to effect the reverse stock split. The reverse split only affected outstanding common stock and the number of authorized shares was not adjusted. On April 23, 2013, the reverse stock split became effective.  All share amounts in our historical financial statements have been adjusted to reflect the 1-for-25 reverse stock split.

Going Concern

The Company’s consolidated financial statements have been prepared assuming the Company will continue as a going concern. As of June 30, 2013, the Company had a working capital deficiency of approximately $6.4 million and an accumulated deficit of $119.2 million, compared to a working capital deficiency of $4.6 million and an accumulated deficit of approximately $111.3 million as of December 31, 2012.  The Company has incurred operating losses since its inception, and has not generated revenue from continuing operations since 2009. The current operating losses are the result of research and development expenses and selling, general and administrative expenses. The Company expects its operating losses to continue through at least 2013. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company’s ability to continue as a going concern is dependent upon its ability to obtain financing to fund the continued development of its products and to support working capital requirements.  Until the Company is able to achieve operating profits, the Company will continue to seek to access the capital markets.  In 2012 and 2011, the Company raised approximately $7.4 million from the issuance of convertible preferred stock, common stock under an equity line financing, and convertible debt.  During the six months ended June 30, 2013, the Company has raised approximately $0.8 million, net of $0.3 million principal payment, from a debenture, convertible notes, preferred stock conversions, and through its equity line financings (See Note 4).  Additionally, in March and April 2013 the Company received $1,500,000 in two equal installments, under its license agreement with The Boeing Company (see Note 9).  During 2013, the Company will need to raise additional capital in order to execute its business plan.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company intends to continue to access capital to provide funds to meet its working capital requirements for the near-term future. In addition and if necessary, the Company could reduce and/or delay certain discretionary research, development and related activities and costs. However, there can be no assurances that the Company will be able to negotiate additional sources of equity or credit for its long term capital needs. The Company’s inability to have continuous access to such financing at reasonable costs could materially and adversely impact its financial condition, results of operations and cash flows, and result in significant dilution to the Company’s existing stockholders. The Company’s consolidated financial statements do not include any adjustments relating recoverability of assets and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

1.   Organization and Basis of Presentation

PositiveID (the “Company” or “PositiveID”), through its wholly owned subsidiary MicroFluidic Systems (“MFS”), develops molecular diagnostic systems for bio-threat detection and rapid medical testing. The Company, through MFS, also develops fully automated pathogen detection systems and assays to detect a range of biological threats. The Company’s M-BAND (Microfluidic Bio-agent Autonomous Networked Detector) system is an airborne bio-threat detection system developed for the homeland defense industry, to detect biological weapons of mass destruction.  MFS is also developing automated pathogen detection systems for rapid diagnostics, both for clinical and point of need applications.

PositiveID is a Delaware corporation formed in 2001. The Company commenced operations in 2002 as VeriChip Corporation. In 2007, the Company completed an initial public offering of its common stock.

In July 2008, the Company completed the sale of all of the outstanding capital stock of its subsidiary, Xmark Corporation (“Xmark”), which at the time was principally all of the Company’s operations to Stanley Canada Corporation (“Stanley”), a wholly-owned subsidiary of Stanley Black and Decker. The sale transaction was closed for $47.9 million in cash, which consisted of the $45 million purchase price plus a balance sheet adjustment of approximately $2.9 million, which was adjusted to $2.8 million at settlement of the escrow. Under the terms of the stock purchase agreement, $43.4 million of the proceeds were paid at closing and $4.4 million was released from escrow in July 2009. As a result, the Company recorded a gain on the sale of Xmark of $6.2 million, with $4.5 million of that gain deferred until the escrow was settled in 2009.

Following the completion of the sale, the Company retired all of its outstanding debt for a combined payment of $13.5 million and settled all contractual payments to Xmark’s and the Company’s officers and management for $9.1 million. In August 2008, the Company paid a special dividend to its stockholders of $15.8 million.

In November 2008, the Company entered into an Asset Purchase Agreement (“APA”) with Digital Angel Corporation and Destron Fearing Corporation, a wholly-owned subsidiary of Digital Angel Corporation, which collectively are referred to as “Digital Angel.” The terms of the APA included the Company’s purchase of patents related to an embedded bio-sensor system for use in humans, and the assignment of any rights of Digital Angel under a development agreement associated with the development of an implantable glucose sensing microchip. The Company also received covenants from Digital Angel Corporation and Destron Fearing that will permit the use of intellectual property of Digital Angel related to the Company’s health care business without payment of ongoing royalties, as well as inventory and a limited period of technology support by Digital Angel. The Company paid Digital Angel $500,000 at the closing of the APA, which was recorded in the financials as research and development expense.

Also, in November 2008, R & R Consulting Partners LLC, a company controlled by the Company’s then chairman and chief executive officer, purchased 5,355,556 shares of common stock from Digital Angel, at which point in time Digital Angel ceased being a stockholder.

In September 2009, the Company, VeriChip Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the “Acquisition Subsidiary”), and Steel Vault Corporation, a Delaware corporation (“Steel Vault”), signed an Agreement and Plan of Reorganization (the “Merger Agreement”), dated September 4, 2009, as amended, pursuant to which the Acquisition Subsidiary was merged with and into Steel Vault on November 10, 2009, with Steel Vault surviving and becoming a wholly-owned subsidiary of the Company (the “Merger”). Upon the consummation of the Merger, all outstanding shares, options and warrants of Steel Vault’s common stock were converted into approximately 5.1 million shares of common stock, 3.3 million options, and 0.5 million warrants of the Company. At the closing of the Merger, the Company changed its name to PositiveID Corporation.

In February 2010, the Company acquired the assets of Easy Check Medical Diagnostics, LLC (“Easy Check”), which included the glucose breath analysis system and the iglucose wireless communication system. The Company issued 300,000 shares of common stock in February 2010, with a fair value of $351,000, as consideration for the purchase.  The purchase agreement also included certain contingent payments and cash royalties based on future revenues. (See Note 4)

In May 2011, the Company entered into a Stock Purchase Agreement to acquire MFS, pursuant to which MFS became a wholly-owned subsidiary of the Company.

Beginning with the acquisition of MFS, the Company began a process to focus its operations on diagnostics and detection.  Since acquiring MFS, the Company has (i) sold substantially all of the assets of NationalCreditReport.com, which it had acquired in 2009, (ii) sold its VeriChip and HealthLink (personal health record) businesses, and (iii) entered into an exclusive license for its iglucose technology.  The Company will continue to seek either strategic partners or acquirers for its GlucoChip (glucose sensing microchip) and its glucose breath detection system.

On August 31, 2011 we received notification that our stock was being delisted from the Nasdaq Capital Market and on September 1, 2011 our stock began trading on the OTC Bulletin Board.

Going Concern

The Company’s consolidated financial statements have been prepared assuming the Company will continue as a going concern. As of December 31, 2012, the Company had a working capital deficiency of approximately $4.6 million and an accumulated deficit of $111.3 million, compared to a working capital deficiency of $2.7 million and an accumulated deficit of approximately $86 million as of December 31, 2011.  The Company has incurred operating losses prior to and since the merger that created PositiveID. The current operating losses are the result of selling, general and administrative expenses and research and development expenses. The Company expects its operating losses to continue through 2013. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company’s ability to continue as a going concern is dependent upon its ability to obtain financing to fund the continued development of its products and to support working capital requirements. Until the Company is able to achieve operating profits, the Company will continue to seek to access the capital markets.  In 2012 and 2011, the Company raised approximately $7.4 million from the issuance of convertible preferred stock, common stock under an equity line financing, and convertible debt.  Subsequent to year end December 31, 2012 the Company has raised approximately $1.0 million, net, from a new promissory note, convertible debt, preferred stock conversions, and its equity line financing.  Additionally, in March 2013 the Company received $750,000 under the Boeing License Agreement with Boeing and expects to receive an additional $750,000 in April 2013.  During 2013, the Company will need to raise additional capital, including capital not currently available under its current financing agreements in order to execute its business plan.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company intends to continue to access capital to provide funds to meet its working capital requirements for the near-term future. In addition and if necessary, the Company could reduce and/or delay certain discretionary research, development and related activities and costs. However, there can be no assurances that the Company will be able to derive sufficient funding under the Ironridge facilities or be successful in negotiating additional sources of equity or credit for its long term capital needs. The Company’s inability to have continuous access to such financing at reasonable costs could materially and adversely impact its financial condition, results of operations and cash flows, and result in significant dilution to the Company’s existing stockholders. The Company’s consolidated financial statements do not include any adjustments relating recoverability of assets and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

Discontinued Operations

In connection with the Company’s sale of its NationalCreditReport.com business in July 2011, its results of operations have been presented as discontinued operations in the accompanying consolidated statements of operations (see Note 3). Related amounts for prior periods presented have been reclassified to conform to the current period presentation. The Company currently operates in one business segment.

Note 2 - Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]

2.  Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying condensed consolidated balance sheet as of December 31, 2012 has been derived from the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012. The accompanying unaudited condensed consolidated financial statements as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012 have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the rules and regulations of the Securities Exchange Commission (“SEC”). Certain information and note disclosures normally included in annual financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading. In the opinion of the Company’s management, all adjustments (including normal recurring adjustments) necessary for a fair presentation for the periods presented have been reflected as required by Regulation S-X, Rule 10-01.

The unaudited condensed consolidated statements of operations for the three and six months ended June 30, 2013 are not necessarily indicative of the results that may be expected for the entire year. These statements should be read in conjunction with the consolidated financial statements and related notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Loss per Common Share

Basic and diluted loss per common share for all periods presented is calculated based on the weighted average common shares outstanding for the period. The following potentially dilutive securities were outstanding as of June 30, 2013 and 2012 and were not included in the computation of dilutive loss per common share because the effect would have been anti-dilutive (in thousands):

	June 30,
	2013	2012
Convertible preferred stock	12	95
Stock options	428	423
Warrants	636	12
Unvested shares of restricted common stock	3,614	16
	4,690	546

Segment Information

The Company operates in a single market segment.

Reclassification

During the fourth quarter of 2012, the Company revised its allocation method for the expenses of its MFS subsidiary between Research and Development (“R&D”) expenses and Selling, General and Administrative (“SGA”) expenses.  As a result, the Company has made reclassification of such expenses in its quarterly reporting for 2011 (not presented herein) and 2012 increasing R&D and decreasing SGA. The three-month expense amounts as reported in the Company’s Forms 10-Q, for the quarters ended September 30, 2012, June 30, 2012 and March 31, 2012 were changed by approximately $150,000, $140,000 and $135,000, respectively.   There was no impact on the Company’s operating loss, balance sheet or cash flow statements in any period.

Additionally, certain items previously reported in the consolidated financial statement captions have been reclassified to conform to the current financial statement presentation.

2.  Summary of Significant Accounting Policies

Principles of Consolidations

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany transactions have been eliminated in the consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Although these estimates are based on knowledge of current events and actions the Company may undertake in the future, they may ultimately differ from actual results. Included in these estimates are assumptions about lives of intangible and other long-lived assets, assumptions used in Black-Scholes valuation models, estimates of the fair value of acquired assets and assumed liabilities, and the determination of whether any impairments is to be recognized on intangible, among others.

Concentration of Credit Risk

The Company maintained its cash in one financial institution during the years ended December 31, 2012 and 2011. Balances were insured up to Federal Deposit Insurance Corporation (“FDIC”) limits. At times, cash deposits exceeded the federally insured limits.

Equipment

Equipment is carried at cost less accumulated depreciation, computed using the straight-line method over the estimated useful lives. Leasehold improvements are depreciated over the shorter of the lease term or useful life, software is depreciated over 2 years, and equipment is depreciated over periods ranging from 3 to 5 years. Repairs and maintenance which do not extend the useful life of the asset are charged to expense as incurred. Gains and losses on sales and retirements are reflected in the consolidated statements of operations.

Intangible Assets

Intangible assets are carried at cost less accumulated amortization, computed using the straight-line method over the estimated useful lives. As of December 31, 2012, customer contracts and relationships are being amortized over 3 years, patents are being amortized over 5 years, and non-compete agreements are being amortized over 2 years. Intangible assets consist of the following as of December 31, 2012 and 2011 (in thousands):

		December 31,
		2012		2011
	Gross Carrying Amount	Accumulated Amortization	Net	Accumulated Amortization	Net

Customer contracts and relationships	$230	$(121)	$109	$(45)	$185
Patents	1,223	(387)	836	(143)	1,080
Non-compete agreements	169	(134)	35	(49)	120
	$1,622	$(642)	$980	$(237)	$1,385

Amortization of intangible assets amounted to approximately $406,000 and $237,000 for the year ended December 31, 2012 and 2011 respectively. Estimated future amortization expense is as follows (in thousands):

2013	356
2014	277
2015	245
2016	102
$980

The Company continually evaluates whether events or circumstances have occurred that indicate the remaining estimated useful lives of its definite-lived intangible assets may warrant revision or that the remaining balance of such assets may not be recoverable. The Company uses an estimate of the related undiscounted cash flows attributable to such asset over the remaining life of the asset in measuring whether the asset is recoverable.

The Company records goodwill as the excess of the purchase price over the fair values assigned to the net assets acquired in business combinations. Goodwill is allocated to reporting units as of the acquisition date for the purpose of goodwill impairment testing. The Company’s reporting units are those businesses for which discrete financial information is available and upon which segment management makes operating decisions. Goodwill of a reporting unit is tested for impairment at year-end, or between testing dates if an impairment condition or event is determined to have occurred.

In assessing potential impairment of the intangible assets and goodwill recorded in connection with the MFS acquisition as of December 31, 2011 and 2012, management considered the likelihood of future cash flows attributable to such assets, including but not limited to the probability and extent of MFS’s participation in the Department of Homeland Security’s BioWatch Generation 3 program, for which a draft Request for Proposal was released in the first quarter of 2013. Based on its analysis, management has concluded, based on information currently available, that no impairment of the intangible assets or goodwill exists as of December 31, 2012.

Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, collectability of arrangement consideration is reasonably assured, the arrangement fees are fixed or determinable and delivery of the product or service has been completed.

If at the outset of an arrangement, the Company determines that collectability is not reasonably assured, revenue is deferred until the earlier of when collectability becomes probable or the receipt of payment. If there is uncertainty as to the customer’s acceptance of the Company’s deliverables, revenue is not recognized until the earlier of receipt of customer acceptance or expiration of the acceptance period. If at the outset of an arrangement, the Company determines that the arrangement fee is not fixed or determinable, revenue is deferred until the arrangement fee becomes estimable, assuming all other revenue recognition criteria have been met.

To the extent the Company sells products that may consist of multiple deliverables, the revenue recognition is subject to specific guidance. A multiple-deliverable arrangement is separated into more than one unit of accounting if the following criteria are met:

●	the delivered item(s) has value to the client on a stand-alone basis; and

●

if the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the Company’s control.

If these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is a relative selling price for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative selling price.

Reclassification

During the fourth quarter of 2012, the Company revised its allocation method for the expenses of its MFS subsidiary between Research and Development (“R&D”) expenses and Selling, General and Administrative (“SGA”) expenses.  As a result, the Company has made reclassification of such expenses in its quarterly reporting for 2011 and 2012 increasing R&D and decreasing SGA. The three-month expense amounts as reported in the Company’s Forms 10-Q, for the quarters ended September 30, 2012, June 30, 2012 and March 31, 2012 were changed by approximately $150,000, $140,000 and $135,000, respectively.  Additionally, the three-month expense amounts as reported in the Company’s Forms 10-Q and 10-K, for the quarters ended December 31, 2011, September 30, 2011, and June 30, 2011 were changed by approximately $150,000, $115,000 and $40,000, respectively.  There was no impact on the Company’s operating loss, balance sheet or cash flow statements in any period.

Additionally, certain items previously reported in the consolidated financial statement captions have been reclassified to conform to the current financial statement presentation.

Stock-Based Compensation

Stock-based compensation expenses are reflected in the Company’s consolidated statements of operations under selling, general and administrative expenses and research and development expenses.

Income Taxes

The Company accounts for income taxes under the asset and liability approach for the financial accounting and reporting of income taxes. Deferred taxes are recorded based upon the tax impact of items affecting financial reporting and tax filings in different periods. A valuation allowance is provided against net deferred tax assets when the Company determines realization is not currently judged to be more likely than not.

 The Company follows a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition purposes by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, which may require periodic adjustments and which may not accurately anticipate actual outcomes.  Accordingly, the Company reports a liability for unrecognized tax benefits resulting from the uncertain tax positions taken or expected to be taken on a tax return and recognizes interest and penalties, if any, related to uncertain tax positions as interest expense. The Company does not have any uncertain tax positions at December 31, 2012 and 2011.

Research and Development and Software Development Costs

Research and development costs are expensed as incurred and consist of development work associated with the Company’s existing and potential products. The Company’s research and development expenses relate primarily to share based compensation to project partners, payroll costs for engineering personnel and costs associated with various projects, including testing, developing prototypes and related expenses.

The Company accounts for software development costs by capitalizing qualifying costs from the time technological feasibility is established until the product is available for general release to customers. Capitalized software development costs related to the Company’s iglucose wireless communication system totaled nil and $299,000 as of December 31, 2012 and 2011, respectively, and are included in other assets in the accompanying consolidated balance sheets.  In conjunction with the Company’s decision to seek a strategic alternative such as the sale or license of the iglucose product and its associated intellectual property, the Company recorded an impairment charge of $357,000 in 2012 to reduce the balance to its net realizable value. Any proceeds from a future sale or license royalties will be recorded as income in future periods.

Accrued Expenses

Accrued expenses and other current liabilities consisted of the following as of December 31, 2012 and 2011 (in thousands):

	December 31, 2012	December 31, 2011
Accrued compensation	$1,107	$1,183
Other	158	192
	$1,265	$1,375

Loss Per Common Share

The Company presents basic income (loss) per common share and, if applicable, diluted income (loss) per share. Basic income (loss) per common share is based on the weighted average number of common shares outstanding during the year and after preferred stock dividend requirements. The calculation of diluted income (loss) per common share assumes that any dilutive convertible preferred shares outstanding at the beginning of each year or the date issued were convertible at those dates, with preferred stock dividend requirements and outstanding common shares adjusted accordingly. It also assumes that outstanding common shares were increased by shares issuable upon exercise of those stock options and warrants for which the average period market price exceeds the exercise price, less shares that could have been purchased by the Company with related proceeds.

The following common shares issuable under potentially dilutive securities outstanding as of December 31, 2012 and 2011 were not included in the computation of dilutive loss per common share because the effect would have been anti-dilutive (in thousands):

Common shares issuable under:	December 31, 2012	December 31, 2011
Convertible preferred stock	1,552	3,000
Stock options	10,732	4,148
Warrants	11,582	304
Unvested restricted common stock	5,375	4,540
	29,241	11,992

Note 3 - Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

3.   Discontinued Operations

In conjunction with the Company’s focus on its detection, diagnostic and diabetes management businesses, the Company began to limit the activities of its prior ID Security segment, which included its wholly-owned NationalCreditReport.com subsidiary. In early 2011, the Company ceased acquiring new subscribers for its NationalCreditReport.com business, and in the second quarter of 2011, the Company began actively marketing the business for sale. On July 22, 2011, the Company completed the sale of substantially all of the assets of NationalCreditReport.com for $750,000 in cash. The buyer retained $75,000 from the purchase price pending the final determination of indemnification obligations for a period of eighteen months from the closing date. In October 2012, the Company received $63,000 as full and final settlement of the retained amount.

    In connection with the decision to sell the NationalCreditReport.com business, the carrying value of the subsidiary’s net assets was written down to their estimated fair value, determined based upon the proceeds realized upon the sale in July 2011. As a result, an impairment of the carrying value of goodwill of approximately $555,000 was recognized during the second quarter of 2011 and is included in the loss from discontinued operations in the accompanying consolidated statements of operations for the year ended December 31, 2011.

Historical revenue related to the NationalCreditReport.com business and included in the income (loss) from discontinued operations in the accompanying consolidated statements of operations totaled approximately $988,000 for the year ended December 31, 2011.

Note 4 - Acquisitions	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure Text Block Supplement [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]

3. Acquisitions/Dispositions

MicroFluidic Systems Acquisition

On May 23, 2011, the Company acquired all of the outstanding capital stock of MFS in a transaction accounted for using the purchase method of accounting (the “Acquisition”).  Since MFS’s inception, its key personnel have had an important role in developing technologies to automate the process of biological pathogen detection.

As consideration for the consummation of the Acquisition, the Company paid $250,000 to fund certain accounts payable of MFS (of which approximately $24,000 was paid to selling shareholders) and issued 95,000 shares of common stock of the Company (the “Stock Consideration”). The Company issued a total of 38,857 shares of common stock in 2011 to its advisors for brokerage services rendered in conjunction with the Acquisition. The Company incurred a charge in 2011 of approximately $550,000 related to the direct costs of the Acquisition, consisting of the $365,000 value of the shares of common stock issued to its advisors and $185,000 of cash costs. The Company issued an additional 18,406 shares of common stock to the advisors during the first quarter of 2012, pursuant to which a charge of approximately $69,000 was recorded.

In connection with the Acquisition, the Company is also required to make certain earn-out payments, up to a maximum of $4,000,000 payable in shares of the Company’s common stock, upon certain conditions over 2013 and 2014 (the “Earn-Out Payment”). There was also opportunity for the MFS sellers to achieve Earn-Out Payments in 2011 and 2012.  Targets were not met in either of these two years.  The earn-out for years 2013-2014 is based on MFS achieving certain earnings targets for the respective year, subject to a maximum Earn-Out Payment of $2,000,000 per year and an overall cumulative maximum Earn-Out Payment of $4,000,000.  Additionally, approximately two-thirds of the earn-out is capped at $8.00 per share.  Further, the Company is prohibited from making any Earn-Out Payment until stockholder approval is obtained if the aggregate number of shares to be issued exceeds 19.99% of the Company’s common stock outstanding immediately prior to the closing. In the event the Company is unable to obtain any required stockholder approval, the Company is obligated to pay the applicable Earn-Out Payment in cash to the sellers. In addition, the Company may pay any Earn-Out Payment in cash at its option.

The estimated purchase price of the Acquisition totaled approximately $1,653,000, comprised of (i) $24,000 in cash, (ii) Stock Consideration of $879,000 based on a stock price of $9.25 per share, and (iii) contingent consideration of approximately $750,000. The fair value of the contingent consideration was estimated based upon the present value of the probability-weighted expected future payouts under the earn-out arrangement. On October 31, 2011, the Company entered into an agreement with two of the selling MFS shareholders pursuant to which the two individuals waived their right to any earn-out compensation for 2011 in settlement of the closing working capital adjustment provisions of the purchase agreement.

Sale of Subsidiary to Related Party

On January 11, 2012, VeriTeQ Acquisition Corporation (“VeriTeQ”), which is owned and controlled by Mr. Silverman, our former Chairman and Chief Executive Officer, purchased all of the outstanding capital stock of PositiveID Animal Health (“Animal Health”) in exchange for a secured promissory note in the amount of $200,000 (the “Note”) and 4 million shares of common stock of VeriTeQ representing a 10% ownership interest, to which no value was ascribed. Our chief executive officer, Mr. Caragol, served on the Board of Directors of VeriTeQ until July 8, 2013. The Note accrues interest at 5% per annum. Payments under the Note were to begin on January 11, 2013 and are due and payable monthly, and the Note matures on January 11, 2015. The Note is secured by substantially all of the assets of Animal Health pursuant to a Security Agreement dated January 11, 2012 (the “VeriTeQ Security Agreement”). The Company has not recorded the Note or any accrued interest in its consolidated balance sheet as of June 30, 2013, and currently plans to recognize the $200,000 gain represented by the Note as the Note is collected. As of June 30, 2013, VeriTeQ had not yet made payment on the Note.

In connection with the sale, the Company entered into a license agreement with VeriTeQ (the “Original License Agreement”) which grants VeriTeQ a non-exclusive, perpetual, non-transferable, license to utilize the Company’s bio-sensor implantable radio frequency identification (RFID) device that is protected under United States Patent No. 7,125,382, “Embedded Bio Sensor System” (the “Patent”) for the purpose of designing and constructing, using, selling and offering to sell products or services related to the VeriChip business, but excluding the GlucoChip or any product or application involving blood glucose detection or diabetes management.  Pursuant to the Original License Agreement, the Company was to receive royalties in the amount of 10% on all gross revenues arising out of or relating to VeriTeQ’s sale of products, whether by license or otherwise, specifically relating to the Patent, and a royalty of 20% on gross revenues that are generated under the Development and Supply Agreement between the Company and Medical Components, Inc. (“Medcomp”) dated April 2, 2009. The total cumulative royalty payments under the agreement with Medcomp will not exceed $600,000.

The Company also entered into a shared services agreement with VeriTeQ on January 11, 2012 (the “SSA”), pursuant to which the Company agreed to provide certain services, including administrative, rent, accounting, business development and marketing, to VeriTeQ in exchange for $30,000 per month. The SSA has also included working capital advances from time to time. The term of the Shared Services Agreement commenced on January 23, 2012. The first payment for such services was not payable until VeriTeQ receives gross proceeds of a financing of at least $500,000. The balance due from VeriTeQ under the SSA, including certain expenses paid by the Company on behalf of VeriTeQ, totaled approximately $160,000 as of May 31, 2012, which was not recorded in the Company’s balance sheet and was to be recorded on a cash basis as collected. On June 25, 2012, the level of resources provided under the SSA was reduced and the agreement was amended, pursuant to which all amounts owed to the Company under the SSA as of May 31, 2012 were converted into 2,285,779 shares of common stock of VeriTeQ, to which no value was ascribed. In addition, effective June 1, 2012, the monthly charge for the shared services under the SSA was reduced from $30,000 to $12,000.

On June 26, 2012, the Original License Agreement was amended pursuant to which the license was converted from a non-exclusive license to an exclusive license, subject to VeriTeQ meeting certain minimum royalty requirements as follows: 2013 - $400,000; 2014 - $800,000; and 2015 and thereafter - $1,600,000.

On August 28, 2012, the Company entered into an Asset Purchase Agreement (“APA”) with VeriTeQ (the “VeriTeQ Asset Purchase Agreement”), whereby VeriTeQ purchased all of the intellectual property, including patents and patents pending, related to the Company’s embedded biosensor portfolio of intellectual property. There were no proceeds received in connection with this sale and the intellectual property had a book value of nil. Under the VeriTeQ APA, the Company is to receive royalties in the amount of ten percent (10%) on all gross revenues arising out of or relating to VeriTeQ’s sale of products, whether by license or otherwise, specifically relating to the embedded biosensor intellectual property, to be calculated quarterly with royalty payments due within 30 days of each quarter end. In 2012, there are no minimum royalty requirements. Minimum royalty requirements thereafter, and through the remaining life of any of the patents and patents pending, are identical to the minimum royalties due under the Original License Agreement, as amended.

Simultaneously with the VeriTeQ APA, the Company entered into a license agreement with VeriTeQ granting the Company an exclusive, perpetual, transferable, worldwide and royalty-free license to the Patent and patents pending that are a component of the GlucoChip in the fields of blood glucose monitoring and diabetes management. In connection with the VeriTeQ APA, the Original License Agreement, as amended June 26, 2012, was terminated. Also on August 28, 2012, the VeriTeQ Security Agreement was amended, pursuant to which the assets sold by the Company to VeriTeQ under the VeriTeQ APA and the related royalty payments were added as collateral under the VeriTeQ Security Agreement.

On August 28, 2012, the SSA was further amended to align with the level of services being provided, pursuant to which, effective September 1, 2012, the monthly charge for the shared services under the SSA was reduced from $12,000 to $5,000.  As of December 31, 2012 and June 30, 2013, VeriTeQ owed the Company $138,000 and $ 273,000, respectively, for shared services and working capital advances, for which no revenue has been recorded.

On July 8, 2013, the Company entered into a letter agreement with VeriTeQ which amended certain terms of the SSA, the APA, and the Secured Promissory Note dated January 11, 2012. The letter agreement effectively terminates the SSA, including a payment of $63,000 toward the current outstanding balance for past shared services. The letter agreement also eliminates minimum royalties payable to PositiveID under the APA, with remedies for the Company to recover ownership or license of the underlying patents if VeriTeQ fails to meet certain sales levels. Further, the letter agreement amended the Secured Promissory Note, which has a current balance of $228,000, to include a conversion feature under which the Note may be repaid, at VeriTeQ’s option, in equity in lieu of cash.

License of iglucose

In February 15, 2013, the Company entered into an agreement the (“SGMC Agreement”) with SGMC, Easy Check, Easy-Check Medical Diagnostic Technologies Ltd., an Israeli company, and Benjamin Atkin, an individual (“Atkin”), pursuant to which the Company licensed its iglucose™ technology to SGMC for up to $2 million based on potential future revenues of glucose test strips sold by SGMC.  These revenues will range between $0.0025 and $0.005 per strip. A person with diabetes who tests three times per day will use over 1,000 strips per year.

Pursuant to the SGMC Agreement, the Company granted SGMC an exclusive right and license to the intellectual property rights in the iglucose patent applications; a non-exclusive right and license to use and make a “white label” version of the iglucose websites; a non-exclusive right and license to use all documents relating to the iglucose 510(k) application to the Food and Drug Administration of the United States Government; and an exclusive right and license to the iglucose trademark. The Company has also agreed to transfer to SGMC all right, title, and interest in the www.iglucose.com and www.iglucose.net domain names.

In consideration for the rights and licenses discussed above, and the transfer of the domain names, SGMC shall pay to the Company the amount set forth below for each glucose test strip sold by SGMC and any sublicensees of SGMC for which results are posted by SGMC via its communications servers (the “Consideration”):

(i)	$0.0025 per strip sold until SGMC has paid aggregate Consideration of $1,000,000; and

(ii)

$0.005 per strip sold thereafter until SGMC has paid aggregate Consideration of $2,000,000; provided, however, that the aggregate Consideration payable by SGMC pursuant to the SGMC Agreement shall in no event exceed $2,000,000.

4.   Acquisitions

Microfluidic Acquisition

On May 23, 2011, the Company acquired all of the outstanding capital stock of MFS in a transaction accounted for using the purchase method of accounting (the “Acquisition”). Since MFS's inception, its key personnel have had an important role in developing technologies to automate the process of biological pathogen detection. MFS’s substantial portfolio of intellectual property related to sample preparation and rapid medical testing applications is complementary to the Company’s portfolio of virus detection and diabetes management products in development.

As consideration for the consummation of the Acquisition, the Company paid $250,000 to fund certain accounts payable of MFS (of which approximately $24,000 was paid to selling shareholders) and issued 2,375,000 shares of common stock of the Company (the “Stock Consideration”). Additionally, the Company issued a total of 971,429 shares of common stock in 2011 to its advisors for brokerage services rendered in conjunction with the Acquisition. The Company incurred a nonrecurring charge of approximately $550,000 related to the direct costs of the Acquisition, consisting of the $365,000 value of the shares of common stock issued to its advisors and $185,000 of cash costs, which is recorded in operating expenses in the accompanying consolidated statements of operations for the year ended December 31, 2011.

In connection with the Acquisition, the Company is also required to make certain earn-out payments, up to a maximum of $7,000,000, payable in shares of the Company’s common stock, upon certain conditions over the next three years (the “Earn-Out Payment”). The earn-out for 2012 and 2011 were based upon the value of contracts obtained by MFS through December 31, 2012 and 2011, subject to a maximum Earn-Out Payment of $3,000,000. MFS did not obtain any contracts as of December 31, 2012 and 2011 and thus no Earn-Out Payment was required for 2012 and 2011. The earn-out for years 2013-2014 is based on MFS achieving certain earnings targets for the respective year, subject to a maximum Earn-Out Payment of $2,000,000 per year and an overall cumulative remaining maximum Earn-Out Payment of $4,000,000. However, the Company is prohibited from making any Earn-Out Payment until stockholder approval is obtained, if the aggregate number of shares to be issued exceeds 19.99% of the Company’s common stock outstanding immediately prior to the closing. In the event the Company is unable to obtain any required stockholder approval, the Company is obligated to pay the applicable Earn-Out Payment in cash to the sellers. In addition, the Company may pay any applicable Earn-Out Payment in cash at its option.

The estimated purchase price of the Acquisition totaled approximately $1,653,000, comprised of (i) $24,000 in cash, (ii) Stock Consideration of $879,000 based on a stock price of $0.37 per share, and (iii) contingent consideration of approximately $750,000. The fair value of the contingent consideration was estimated based upon the present value of the probability-weighted expected future payouts under the earn-out arrangement. On October 31, 2011, the Company entered into an agreement with two of the selling MFS shareholders pursuant to which the two individuals waived their right to any earn-out compensation for 2011 in settlement of the closing working capital adjustment provisions of the purchase agreement. The two individuals represented approximately 68% of the selling shareholder interests, and thus any earn-out for 2011 was to be reduced by such percentage. No earn-out was achieved for 2012 and 2011, the fair value of the contingent consideration was reassessed to approximately $645,000 and $538,000 as of December 31, 2012 and 2011, respectively, with a corresponding debit of $107,000 and credit of $212,000 to selling, general and administrative expense in the Company’s consolidated statements of operations for the years ended December 31, 2012 and 2011, respectively.

Under the purchase method of accounting, the estimated purchase price of the Acquisition was allocated to MFS’s net tangible and identifiable intangible assets and liabilities assumed based on their estimated fair values as of the date of the completion of the Acquisition, as follows (in thousands):

Assets acquired:
Net tangible assets	$125
Customer contracts and relationships	230
Patents	1,223
Non-compete agreement	169
Goodwill	510
2,257
Liabilities assumed:
Current liabilities	(604)
Total estimated purchase price	$1,653

The estimated fair values of certain assets and liabilities were determined by management based upon a third-party valuation. No portion of the intangible assets, including goodwill, is expected to be deductible for tax purposes.

The results of operations of MFS are included in the Company’s consolidated statements of operations from the date of the acquisition of May 23, 2011, including $0 of revenue and approximately $888,000 of loss for year ended December 31, 2011. The following supplemental pro forma information of the Company assumes that the Acquisition had occurred as of January 1, 2011 (in thousands except per share data):

Year Ended December 31,
2011
(unaudited)
Revenue	$235
Net loss attributed to common shareholders	(17,088)
Loss per common share – basic and diluted	$(0.44)

The pro forma financial information is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the dates indicated or that may result in the future. The pro forma revenue reflected primarily relates to revenue reported by MFS, substantially all of which was generated under two contracts with an agency of the U.S. Government. The two contracts were completed by March 31, 2011 and as of December 31, 2012 and 2011, MicroFluidic had no active revenue-generating contracts.

Easy Check Asset Purchase

In February 2010, the Company purchased the assets of Easy-Check Medical Diagnostic Technologies Ltd., which was comprised of the intellectual property related to a breath glucose measurement device and the iglucose wireless communication system. The Company issued 300,000 shares of common stock in connection with the purchase with a fair value of $351,000 based on a stock price of $1.17 per share. The entire purchase price was expensed as in-process research and development as the development of these projects had not yet reached technological feasibility and had no alternative future uses. The Company did not purchase any tangible assets from Easy Check.

In February 2011, the Company amended the purchase agreement and paid the seller of the assets an additional 200,000 shares of its common stock valued at $114,000, based on a stock price of $0.57 per share. The agreement lowered the potential royalty on future income from these products from 25% to 10%. The additional consideration was expensed as in-process research and development as the related projects had not yet reached technological feasibility at the time of the amendment.

Note 5 - Financing Agreements	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure Text Block Supplement [Abstract]
Preferred Stock [Text Block]

4. Financing Agreements

Optimus Financing

On September 29, 2009, the Company entered into a Convertible Preferred Stock Purchase Agreement (the “Optimus Purchase Agreement”) with Optimus Technology Capital Partners, LLC (“Optimus”) under which Optimus was committed to purchase up to $10 million shares of convertible Series A Preferred Stock of the Company in one or more tranches.

To facilitate the transactions contemplated by the Optimus Purchase Agreement, R & R Consulting Partners, LLC (“R&R”), a company controlled by Scott R. Silverman, the Company’s former chairman and chief executive officer, loaned shares of common stock of the Company to Optimus equal to 135% of the aggregate purchase price for each tranche pursuant to stock loan agreements between R & R and Optimus. R & R was paid a $100,000 fee in October 2009 and was to be paid 2% as interest for the fair value of the loaned shares for entering into the stock loan arrangement.  R & R could demand return of some or all of the borrowed shares (or an equal number of freely tradable shares of common stock) at any time on or after the six-month anniversary date such borrowed shares were loaned to Optimus, but no such demand could be made if there are any shares of Series A Preferred Stock then outstanding. If a permitted return demand was made, Optimus was required to return the borrowed shares (or an equal number of freely tradable shares of common stock) within three trading days after such demand. Optimus could return the borrowed shares in whole or in part, at any time or from time to time, without penalty or premium. On September 29, 2009, October 8, 2009, and October 21, 2009, R & R loaned Optimus 52,000, 32,000 and 24,000 shares, respectively, of Company common stock.

On September 29, 2009, the Company exercised the first tranche of the Optimus financing, pursuant to which it issued 296 shares of Series A Preferred Stock, for a purchase price of approximately $3.0 million. In support of this tranche, R & R loaned Optimus 52,000 shares of common stock. The tranche closed on October 13, 2009, and the Company received proceeds of approximately $3.0 million, less the fees due on the entire financing commitment of $800,000. On November 5, 2009, the Company closed the second tranche of this financing, issuing 166 shares of Series A Preferred Stock, for a purchase price of approximately $1.7 million. In support of this tranche, R & R loaned Optimus approximately 56,000 shares of common stock.

On May 12, 2010, R & R demanded the return of 108,000 shares loaned to Optimus.  Also on May 12, 2010, the Company sent Optimus a notice of its election to convert all of the outstanding shares of Series A Preferred Stock into 109,178 shares of Company common stock.  Optimus returned these shares to R & R in repayment of the loan. The conversion of the Series A Preferred Stock was determined by a fixed conversion price that was determined at the time of the two tranche closings, which were approximately $76.75 and $40 per share, respectively. The Company was required to issue make-whole shares to Optimus equal to 35% of the Series A Liquidation Value ($10,000 per share of Series A Preferred Stock) because the Series A Preferred Stock was redeemed prior the first anniversary of the issuance date.  On October 13, 2010, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware effecting the elimination of the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock.  No shares of Series A Preferred Stock remained outstanding as of December 31, 2010.

On March 14, 2011, the Company entered into an Amended and Restated Convertible Preferred Stock Purchase Agreement (the “Amended Optimus Purchase Agreement”) with Optimus. The Amended Optimus Purchase Agreement amended and restated the Optimus Purchase Agreement, and, among other things, specifically (i) replaced the Series A Preferred Stock issuable under the Purchase Agreement with Series C Preferred Stock with substantially similar terms, and (ii) reduced the maximum amount of preferred stock issuable to Optimus under the Optimus Purchase Agreement from $10 million to $8.7 million, of which $4.7 million was previously issued in 2009 as described above.

Under the terms of the Amended Optimus Purchase Agreement, from time to time and at the Company’s sole discretion, the Company could present Optimus with a notice to purchase shares of Series C Preferred Stock (the “Notice”).   Optimus was obligated to purchase such Series C Preferred Stock on the twentieth trading day after any Notice date, subject to satisfaction of certain closing conditions, including (i) that the Company is listed for and trading on a trading market, such as the Nasdaq or the over the counter bulletin board, (ii) the representations and warranties of the Company set forth in the Amended Optimus Purchase Agreement are true and correct as if made on each tranche date, and (iii) that no such purchase would result in Optimus and its affiliates beneficially owning more than 9.99% of the Company’s common stock. In the event the closing bid price of the Company’s common stock during any one or more of the nineteen trading days following the delivery of a Notice were to fall below 75% of the closing bid price on the trading day prior to the Notice date and Optimus determined not to complete the tranche closing, then the Company could, at its option, proceed to issue some or all of the applicable shares, provided that the conversion price for the Preferred Stock that is issued would reset at the lowest closing bid price for such nineteen trading day period.

On March 14, 2011, the Company delivered a Notice to Optimus to sell 140 shares of Series C Preferred Stock for a purchase price of approximately $1.4 million.   In support of this tranche, R & R loaned 109,178 shares, Mr. Silverman loaned 2,822 shares and William Caragol, the Company’s current chairman and chief executive officer, loaned 28,000 shares of Company common stock to Optimus (the “Loaned Shares”). On April 12, 2011, the tranche closed and the Company received proceeds of approximately $1.4 million, less $100,000 paid to Optimus to waive the requirement under the Amended Optimus Purchase Agreement that the conversion price of the Series C Preferred Stock issued in the tranche be reset at the lowest closing bid price for the nineteen trading days following the tranche notice date, which was March 14, 2011, due to the closing bid price of a share of the Company’s common stock falling below 75% during such nineteen trading day period.

On October 12, 2011, R & R, Mr. Caragol and Mr. Silverman demanded the return of the Loaned Shares from Optimus. Also on October 12, 2011, the Company sent Optimus a notice of its election to convert all of the outstanding shares of Series C Preferred Stock into 140,000 shares of common stock. The conversion of the Series C Preferred Stock was determined by a fixed conversion price that was determined at the time of the tranche closing, which was approximately $10 per share. On October 17, 2011, Optimus failed to return the Loaned Shares within three trading days of the demand by R & R, Mr. Silverman and Mr. Caragol as required under the terms of the Amended Optimus Purchase Agreement. No shares of Series C Preferred Stock remained outstanding as of December 31, 2012 and 2011.

On January 27, 2012, the Company issued an aggregate of 140,000 shares of common stock to R & R, Mr. Silverman and Mr. Caragol in exchange for the Loaned Shares. The securities that were originally issued upon conversion remain outstanding but have no voting, dividend, distribution or other rights of common stockholders. Further, Optimus has indicated in a public filing the absence of beneficial ownership of the 140,000 shares of common stock.  The Company believes that, while the transfer agent has not yet cancelled the original 140,000 shares, no requirements exist that legally prevent such cancellation from being effectuated.

The Company believes that the transactions undertaken with Optimus as discussed herein were in compliance with applicable securities laws at the time of the financing transactions, including Section 5 of the Securities Act. If a violation did occur in connection with Optimus' resale of the common stock it received in connection with these financings, security holders who purchased these securities would have certain remedies available to them, including the right to rescind the purchase of those securities within the applicable statute of limitations, which under the Securities Act is one year commencing on the date of violation of the federal registration requirements. The Company believes that the federal statute of limitations on sales of shares of the Company’s common stock has expired for sales made under the 2009 Optimus transactions, and that the federal statute of limitations on sales of shares of the Company’s common stock expired in 2012 for sales made under the March 2011 Optimus transaction. Statutes of limitations under state laws vary by state, with the limitation time period under many state statutes not typically beginning until the facts giving rise to a violation are known. The Company is applying a contingency accounting model in determining whether a liability exists for this matter. Under this model, the Company evaluates whether a violation of the applicable securities laws has occurred resulting in a rescission right and whether a claim for a potential violation will be asserted. The Company has determined that there is a remote likelihood as to whether a violation has occurred. If the Company were required to pay security holders for rescission of their purchase of such securities, it could have a material adverse effect on the Company’s financial condition and results of operations. The Company is not presently able to accurately determine an estimated amount for any potential rescission liability associated with the resale of the loaned shares by Optimus in the event that the transaction were to be found to violate Section 5 of the Securities Act as it does not have knowledge of the amount and timing of such resales, nor information regarding the state or states in which such resales may have occurred. The Company believes that the range of prices at which Optimus sold the loaned shares was between $12.5-$80.5 per share related to the 2009 Optimus transactions and between $2.75-$15.75 per share related to the 2011 Optimus transaction. No adjustment has been made in the accompanying consolidated financial statements related to the outcome of this contingency. As of June 30, 2013, no shares of Series C Preferred Stock were outstanding.

Ironridge 2011 Common Stock Purchase Agreement

On July 27, 2011, the Company entered into a Common Stock Purchase Agreement (the “Common Stock Agreement”) with Ironridge Global Technology under which the Company could deliver a notice to Ironridge Global Technology exercising its right to require Ironridge Global Technology to purchase shares up to $2.5 million of its common stock at a price per share equal to $9.175. The purchase price was equal to 102% of the per share closing bid price of the Company’s common stock as reported on a public market on the trading day immediately before the date the Company announced that it entered into the Common Stock Agreement, which was July 27, 2011.

Ironridge Global Technology could pay the purchase price for the shares, at Ironridge Global Technology’s option, in cash or a secured promissory note, except that at least $250,000 of the purchase price was required to be paid in cash. The promissory note bears interest at 1.6% per year calculated on a simple interest basis. The entire principal balance and interest thereon is due and payable seven and one-half years from the date of the promissory note, but no payments are due so long as the Company is in default under the Common Stock Agreement or the Series F Agreement (defined below) or if there are any shares of Series F Preferred Stock issued or outstanding. The promissory note is secured by Ironridge Global Technology’s right, title and interest in all shares legally or beneficially owned by Ironridge or an affiliate, common stock and other securities with a fair market value equal to the principal amount of the promissory note.

The Company’s right to deliver a tranche notice to Ironridge Global Technology pursuant to the Common Stock Agreement was subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed and trading on a trading market, (ii) no uncured default exists under the Common Stock Agreement, and (iii) the Company’s representations and warranties set forth in the common Stock Agreement are true and correct in all material respects. The Company could not deliver a notice to Global Technology to purchase shares of its common stock if the total number of shares of common stock owned or deemed beneficially owned by Ironridge Global Technology and its affiliates would result in Ironridge Global Technology owning or being deemed to beneficially own more than 9.99% of all such common stock and other voting securities as would be outstanding on the date of exercise.

On July 28, 2011, the Company presented Ironridge Global Technology with a notice to purchase $2.5 million of its common stock under the Common Stock Agreement. Ironridge paid $250,000 in cash and the remaining $2.25 million in a promissory note, the terms of which are described above. The Company issued an aggregate of 272,480 shares of its common stock to Ironridge Global Technology in connection with the July 28, 2011 notice. No further shares may be sold under the Common Stock Agreement. In connection with the conversion of 1,324 shares of Series F Preferred Stock during 2012 (discussed below), a total of $1.9 million of the promissory note was repaid. The remaining $264,000 of the promissory note was repaid during early 2013 in connection with the conversion of 376 shares of Series F Preferred Stock (discussed below).

Ironridge Series F Preferred Stock Financing

On July 27, 2011, the Company also entered into a Preferred Stock Purchase Agreement (the “Series F Agreement”) with Ironridge Global III, LLC (“Ironridge Global”), under which Ironridge Global was committed to purchase for cash up to $1.5 million in shares of the Company’s redeemable, convertible Series F Preferred Stock (the “Series F Preferred Stock”) at $1,000 per share of Series F Preferred Stock.  The Series F Preferred Stock is convertible into shares of the Company’s common stock at the option of the holder at a fixed conversion price of $12.5 per common share. The conversion price if the Company elects to convert the Series F Preferred Stock is subject to adjustment based on the market price of the Company's common stock and any applicable early redemption price at the time the Company converts.

Ironridge Global's obligation to purchase the Series F Preferred Stock was subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed and trading on a trading market, (ii) no uncured default exists under the Series F Agreement, (iii) the Company’s representations and warranties set forth in the Series F Agreement are true and correct in all material respects; and (iv) the trading price of the Company’s common stock has not fallen below 70% of the closing price on the trading day immediately before the date it announced that it entered into the Series F Agreement (the “Condition”).

Under the terms of the Series F Agreement, as amended on August 12, 2011 (the “Waiver”), and from time to time and at the Company’s sole discretion, the Company may present Ironridge Global with a notice to purchase such Series F Preferred Stock.  Upon receipt of a notice, Ironridge Global was obligated to purchase the Series F Preferred Stock in installments as follows: (i) $500,000 on August 15, 2011; (ii) $500,000 on the earlier of (1) 20 trading days after August 15, 2011 and (2) the number of trading days necessary for an aggregate of $2.0 million of the Company’s common stock to trade on a public market; and (iii) $500,000 on the earlier of (1) 20 trading days after the closing of the second tranche above, (2) the number of trading days necessary for an aggregate of $2.0 million of the Company’s common stock to trade on a public market subsequent to the closing of the second tranche above, and (3) September 26, 2011, with the requirement that cash for that tranche be received by the Company on or before September 30, 2011. On August 15, 2011, Ironridge Global funded the first $500,000 installment, pursuant to which the Company issued 500 shares of Series F Preferred Stock to Ironridge Global.

On September 16, 2011, the Company entered into a First Amendment to Preferred Stock Purchase Agreement (the “First Amendment”) with Ironridge Global, which superseded the Waiver. Pursuant to the First Amendment, Ironridge Global was obligated to purchase the Series F Preferred Stock in installments as follows: (1) 130 preferred shares on the trading day (“First Closing”) following the later of (i) 10 trading days after September 7, 2011 and (ii) the trading day that aggregate trading volume of the Company's common stock after September 7, 2011, as reported by Bloomberg, equals or exceeds $500,000; (2) 290 preferred shares on the trading day (“Second Closing”) the earlier of (i) 10 trading days after the First Closing and (ii) the trading day that aggregate trading volume of the Company's common stock after the First Closing, as reported by Bloomberg, equals or exceeds $1 million; (3) 290 preferred shares on the trading day (“Third Closing”) following the earlier of (i) 10 trading days after the Second Closing and (ii) the trading day that aggregate trading volume of the Company's common stock after the Second Closing, as reported by Bloomberg, equals or exceeds $1 million; and (4) 290 preferred shares on the trading day (“Fourth Closing”) following the earlier of (i) 10 trading days after the Third Closing and (ii) the trading day that aggregate trading volume of the Company's common stock after the Third Closing, as reported by Bloomberg, equals or exceeds $1 million (each of the First, Second, Third and Fourth Closings, a “Purchase Closing”). Each of the respective time periods between each Purchase Closing and the prior Purchase Closing shall be the respective “Calculation Period.”

Pursuant to the First Amendment, the price per preferred share with respect to the First Closing was equal to the lesser of: (a) $1,000; and (b) an amount, not below zero, equal to (i) $1,000, multiplied by (ii) 85% of the average of the VWAPs during the period between September 7, 2011 through the First Closing minus $5.00, divided by (iii) $1.425. The First Closing occurred on September 20, 2011, pursuant to which the Company issued 130 shares of Series F Preferred Stock to Ironridge Global for a nominal purchase price.

On November 14, 2011, the Second Closing occurred, pursuant to which the Company issued 290 shares of Series F Preferred Stock to Ironridge Global for a purchase price of approximately $193,000. On November 18, 2011, the Third Closing occurred, pursuant to which the Company issued 290 shares of Series F Preferred Stock to Ironridge Global for a purchase price of approximately $243,000. On December 5, 2011, the Fourth Closing occurred, pursuant to which the Company issued 290 shares of Series F Preferred Stock to Ironridge Global for a purchase price of approximately $188,000. Overall, the Company issued a total of 1,500 shares of Series F Preferred Stock to Ironridge Global under the Series F Agreement.

On July 12, 2012, the Company also entered into an agreement with Ironridge Technology Co., a division of Ironridge Global IV, Ltd. (“Ironridge,” and together with Ironridge Global Technology and Ironridge Global, the “Ironridge Entities”) pursuant to which 500 shares of Series F Preferred Stock were issued to Ironridge. The $500,000 value which represents the fair value of the preferred shares was recorded as a charge to stockholder’s equity.

On September 12, 2012, the Company also entered into an agreement with Ironridge pursuant to which 100 shares of Series F Preferred Stock were issued to Ironridge. The Series F Preferred Stock were issued as a waiver to satisfy any penalties resulting from the Company’s late delivery of shares under a conversion of Series F Preferred Stock by Ironridge. The $100,000 value, which represent the fair value of the preferred shares, was recorded as other expense in the statement of operations.

Through June 30, 2013, the Company has converted a total of 1,950 shares of Series F Preferred Stock, pursuant to which the Company issued a total of 7,109,751 shares of common stock to the Ironridge Entities. As of June 30, 2013 there were 150 shares of Series F Preferred Stock outstanding. Subsequent to June 30, 2013, 50 shares of Series Preferred Stock were converted into 1,039,742 shares of common stock.

In connection with the Series F conversions, the Company recorded beneficial conversion dividends during the three months ended June 30, 2013and 2012 totaling $1.1 and $ 2.9 respectively, and during the six months ended June 30, 2013 and 2012, totaling $4.5 million and $4.9 million, respectively, representing the excess of fair value of the Company’s common stock at the date of issuance of the converted Series F Preferred Stock over the effective conversion rate, multiplied by the common shares issued upon conversion.

Certificate of Designations for Series F Preferred Stock

On July 27, 2011, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series F Preferred Stock with the Secretary of State of the State of Delaware. A summary of the Certificate of Designations is set forth below:

Dividends and Other Distributions. Commencing on the date of issuance of any such shares of Series F Preferred Stock, holders of Series F Preferred Stock are entitled to receive dividends on each outstanding share of Series F Preferred Stock, which accrue in shares of Series F Preferred Stock at a rate equal to 7.65% per annum from the date of issuance.  Accrued dividends are payable upon redemption of the Series F Preferred Stock.

Redemption. The Company may redeem the Series F Preferred Stock, for cash or by an offset against any outstanding note payable from Ironridge Global to the Company that Ironridge Global issued, as follows.  The Company may redeem any or all of the Series F Preferred Stock at any time after the seventh anniversary of the issuance date at the redemption price per share equal to $1,000 per share of Series F Preferred Stock, plus any accrued but unpaid dividends with respect to such shares of Series F Preferred Stock (the “Series F Liquidation Value”).  Prior to the seventh anniversary of the issuance of the Series F Preferred Stock, the Company may redeem the shares at any time after six months from the issuance date at a make-whole price per share equal to the following with respect to such redeemed Series F Preferred Stock: (i) 149.99% of the Series F Liquidation Value if redeemed prior to the first anniversary of the issuance date, (ii) 141.6% of the Series F Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the issuance date, (iii) 133.6% of the Series F Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the issuance date,  (iv) 126.1% of the Series F Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the issuance date, (v) 119.0% of the Series F Liquidation Value if redeemed on or after the fourth anniversary but prior to the fifth anniversary of the issuance date, (vi) 112.3% of the Series F Liquidation Value if redeemed on or after the fifth anniversary but prior to the sixth anniversary of the issuance date, and  (vii) 106.0% of the Series F Liquidation Value if redeemed on or after the sixth anniversary but prior to the seventh anniversary of the issuance date.

In addition, if the Company determines to liquidate, dissolve or wind-up its business, or engage in any deemed liquidation event, it must redeem the Series F Preferred Stock at the applicable early redemption price set forth above.

Conversion.   The Series F Preferred Stock is convertible into shares of the Company’s common stock at the applicable Ironridge Entities option or at the Company’s option at any time after six months from the date of issuance of the Series F Preferred Stock.  The fixed conversion price is equal to $12.50 per share which represented a premium of 32% over the closing price of the Company’s common stock on the trading day immediately before the date the Company announced the entry into the Series F Agreement (the “Series F Conversion Price”).

If an Ironridge Entity elects to convert, the Company will issue that number of shares of its common stock equal to the Series F Liquidation Value multiplied by the number of shares subject to conversion, divided by the Series F Conversion Price.

If the Company elects to convert the Series F Preferred Stock into common stock and the closing bid price of the Company’s common stock exceeds 150% of the Series F Conversion Price for any 20 consecutive trading days, the Company will issue that number of shares of its common stock equal to the early redemption price set forth above multiplied by the number of shares subject to conversion, divided by the Series F Conversion Price.  If the Company elects to convert the Series F Preferred Stock into common stock and the closing bid price of the Company’s common stock is less than 150% of the Series F Conversion Price, the Company will issue an initial number of shares of its common stock equal to 130% of the early redemption price set forth above multiplied by the number of shares subject to conversion, divided by the lower of (i) the Series F Conversion Price and (ii) 100% of the closing bid price of a share of the Company’s common stock on the trading day immediately before the date of the conversion notice.

After 20 trading days, the Ironridge Entity shall return, or the Company shall issue, a number of conversion shares (the “Series F Reconciling Conversion Shares”), so that the total number of conversion shares under the conversion notice equals the early redemption price set forth above multiplied by the number of shares of subject to conversion, divided by the lower of (i) the Series F Conversion Price and (ii) 85% of the average of the daily volume-weighted average prices of the Company’s common stock for the 20 trading days following the Ironridge Entity’s receipt of the conversion notice.  However, if the trading price of the Company’s common stock during any one or more of the 20 trading days following the Ironridge Entity’s receipt of the conversion notice falls below 70% of the closing bid price on the day prior to the date the Company gives notice of its intent to convert, the Ironridge Entity will return the Series F Reconciling Conversion Shares to the Company and the pro rata amount of the conversion notice will be deemed canceled.

The Company cannot issue any shares of common stock upon conversion of the Series F Preferred Stock if it would result in an Ironridge Entity being deemed to beneficially own, within the meaning of Section 13(d) of the Securities Exchange Act, more than 9.99% of the total shares of common stock then outstanding.  Furthermore, until stockholder approval is obtained or the holder obtains an opinion of counsel reasonably satisfactory to the Company and its counsel that such approval is not required, both the holder and the Company are prohibited from delivering a conversion notice if, as a result of such exercise, the aggregate number of shares of common stock to be issued, when aggregated with any common stock issued to holder or any affiliate of holder under any other agreements or arrangements between the Company and the holder or any applicable affiliate of the holder, such aggregate number would, under NASDAQ Marketplace rules (or the rules of any other exchange where the common stock is listed), exceed the Cap Amount (meaning 19.99% of the common stock outstanding on the date of the Series F Agreement). If delivery of a conversion notice is prohibited by the preceding sentence because the Cap Amount would be exceeded, the Company must, upon the written request of the holder, hold a meeting of its stockholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its stockholders for the transactions described herein.

2012 Ironridge Series H Preferred Financing

On January 13, 2012, the Company, entered into a Preferred Stock Purchase Agreement (the “Series H Agreement”) with Ironridge, under which Ironridge was committed to purchase for cash $500,000 in shares of the Company’s redeemable, convertible Series H Preferred Stock (the “Series H Preferred Stock”) at $1,000 per share of Series H Preferred Stock.

Each share of Series H Preferred Stock was convertible into shares of the Company’s common stock at any time by the holder at a conversion price of $3.75 per share. The Series H Preferred Stock accrued dividends in the amount of 4.5% per annum, subject to increase if the closing price of the Company’s common stock fell below $3.125 per share, up to a maximum rate of 10% per annum. The dividends were payable quarterly, at the Company’s option, in cash or shares of the Company’s common stock. The holder of the Series H Preferred Stock could have converted the Series H Preferred Stock into shares of the Company’s common stock at any time at an initial conversion price of $3.75 per share plus a make-whole adjustment equal to accrued but unpaid dividends and dividends that otherwise would be due through the 10th anniversary of the Series H Preferred Stock. The Company could have converted the Series H Preferred Stock if the closing price of the Company’s common stock exceeded 200% of the conversion price, and certain other conditions were met. The holder was prohibited, however, from converting the Series H Preferred Stock into shares of the Company’s common stock if, as a result of such conversion, the holder together with its affiliates, would have owned more than 9.99% of the total number of shares of the Company’s common stock then issued and outstanding.

On January 17, 2012, Ironridge funded the $500,000 purchase price, pursuant to which the Company issued 500 shares of Series H Preferred Stock to Ironridge. Through December 31, 2012, Ironridge had converted all 500 shares of Series H Preferred Stock, pursuant to which the Company issued a total of 589,016 shares of common stock to Ironridge. In connection with the conversions, the Company recorded a total of $1.7 million of beneficial conversion dividend in 2012, representing the excess of the fair value of the Company’s common stock at the date of issuance of the converted Series H Preferred Stock over the effective conversion rate, multiplied by the common shares issued upon conversion. As of June 30, 2013, no shares of Series H Preferred Stock were outstanding.

Certificate of Designations for Series H Preferred Stock

On January 12, 2012, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series H Preferred Stock (the “Series H Certificate of Designations”) with the Secretary of State of the State of Delaware and the number of shares so designated is 500, par value $0.001 per share, which shall not be subject to increase without the consent of the holders of the Series H Preferred Stock. A summary of the Series H Certificate of Designations is set forth below:

Dividends and Other Distributions. Commencing on the date of issuance of any such shares of Series H Preferred Stock, holders of Series H Preferred Stock are entitled to receive quarterly dividends on each outstanding share of Series H Preferred Stock, which are payable, at the Company’s option, in cash or shares of the Company’s common stock at a rate equal to 4.5% per annum from the date of issuance. Accrued dividends are payable on the last business day of each calendar quarter and upon redemption of the Series H Preferred Stock. The dividend rate will adjust upward by 98.2350 basis points for each $0.01 that the price of the Company’s common stocks falls below $3.125 per share, up to a maximum rate of 10% per annum.

Conversion. The Series H Preferred Stock is convertible into shares of the Company’s common stock at holder's option at any time from the date of issuance of the Series H Preferred Stock. If the holder elects to convert, the Company will issue that number of shares of its common stock equal to the Early Redemption Price, as defined below, multiplied by the number of shares subject to conversion, divided by the conversion price of $3.75 (“Series H Conversion Price”). There are no resets, ratchets or anti-dilution provisions that adjust the Series H Conversion Price other than the customary adjustments for stock splits.

The Company may convert the Series H Preferred Stock into common stock if the closing price of the Company’s common stock exceeds 200% of the Series H Conversion Price for any consecutive 20 trading days and certain equity conditions are met.

Upon such conversion, the Company will issue that number of shares of the Company’s common stock equal to the Early Redemption Price, as defined below, multiplied by the number of shares subject to conversion, divided by the Series H Conversion Price.

Redemption. The Company may redeem any or all of the Series H Preferred Stock for cash at any time after the tenth anniversary of the issuance date at the redemption price per share (the “Series H Redemption Price”), equal to $1,000 per share of Series H Preferred Stock, plus any accrued but unpaid dividends with respect to such shares of Series H Preferred Stock (the “Series H Liquidation Value”). Prior to the tenth anniversary of the issuance of the Series H Preferred Stock, the Company may, at its option, redeem the shares at any time after the issuance date at a price per share equal to the Series H Liquidation Value plus the total cumulative amount of dividends that otherwise would have been payable through the tenth anniversary of the issuance date, less any dividends that have been paid (the “Early Redemption Price”).

In addition, if the Company determines to liquidate, dissolve or wind-up the Company’s business, or engage in any liquidation event, it must redeem the Series H Preferred Stock at the applicable Early Redemption Price.

The Company cannot issue any shares of common stock upon conversion of the Series H Preferred Stock if it would result in the holder being deemed to beneficially own, within the meaning of Section 13(d) of the Securities Exchange Act, more than 9.99% of the total shares of common stock then outstanding.

Ironridge's obligation to purchase the Series H Preferred Stock was subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed for and trading on a trading market, (ii) no uncured default exists under the Series H Agreement, and (iii) the Company’s representations and warranties set forth in the Series H Agreement are true and correct in all material respects.

2012 Ironridge Securities Purchase Agreement

On January 13, 2012, the Company also entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Ironridge whereby Ironridge agreed to purchase up to $10 million of shares of the Company’s common stock from time to time over a 24-month period. Under the terms of the Securities Purchase Agreement, Ironridge was not obligated to purchase shares of the Company’s common stock unless and until certain conditions were met, including but not limited to the SEC declaring effective a Registration Statement (the “First Ironridge Registration Statement”) on Form S-1 and the Company maintaining an effective First Ironridge Registration Statement which registers Ironridge’s resale of any shares purchased by it under the facility, including the Commitment Fee Shares and Success Fee Shares (each as defined in the Securities Purchase Agreement). The customary terms and conditions associated with Ironridge’s registration rights were set forth in a Registration Rights Agreement that was also entered into by the parties on January 13, 2012.  As the First Ironridge Registration Statement never went effective, the Securities Purchase Agreement was terminated on April 26, 2012. It was replaced by an agreement that was substantially equivalent (see the Stock Purchase Agreement below).

On July 12, 2012, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Ironridge whereby Ironridge agreed to purchase up to $10 million of shares of the Company’s common stock from time to time over a 24-month period. Under the terms of the Stock Purchase Agreement, Ironridge was not obligated to purchase shares of the Company’s common stock unless and until certain conditions were met, including but not limited to the Company maintaining an effective Registration Statement (the “Second Ironridge Registration Statement”) on Form S-1which registers Ironridge’s resale of any shares purchased by it under the facility, including the Commitment Fee Shares (as defined below). The customary terms and conditions associated with Ironridge’s registration rights are set forth in a Registration Rights Agreement that was also entered into by the parties on July 12, 2012 (the “Second Ironridge Registration Rights Agreement”).

On August 13, 2012, the Second Ironridge Registration Statement was declared effective by the SEC. Fifteen (15) trading days after the Second Ironridge Registration Statement was declared effective, the Company had the right to sell and issue to Ironridge, and Ironridge was obligated to purchase from the Company, up to $10 million of shares of the Company’s common stock over a 24-month period beginning on such date (the “Commitment Period”). Ironridge did continuous drawdowns of 80,000 shares under the facility until the Company sent a notice suspending the draw down notice. The draw down pricing period was the number of consecutive trading days necessary for 240,000 shares of the Company’s stock to trade. Only one draw down was allowed in each draw down pricing period. The purchase price for the shares was 90% of the average of the daily VWAP on each trading day during the draw down pricing period preceding such current draw down pricing period, not to exceed the arithmetic average of any three daily VWAPs during the draw down pricing period preceding such current draw down pricing period. For purposes of a recommencement following a suspension, the purchase price was the lower of the foregoing and the closing price of the Company’s common stock on the trading day prior to the recommencement date; and for purposes of the first draw down the purchase price meant the VWAP for the 15 consecutive trading days after the effective date of the Second Ironridge Registration Statement. The Company delivered the shares sold to Ironridge by the third trading day following the draw down pricing period. Ironridge was entitled to liquidated damages in connection with certain delays in the delivery of any draw down shares. The Stock Purchase Agreement also provided for a commitment fee to Ironridge of 120,000 shares of the Company’s common stock (the “Commitment Fee Shares”). The Company issued 1,000,000 shares to Ironridge under the equity line during 2012 (inclusive of the commitment shares), for which it received $379,220 in proceeds. During the six months ended June 30, 2013, the Company issued 360,000 shares under the equity line and had received $153,040 in proceeds. At June 30, 2013, all shares previously registered had been issued. While shares of our common stock may be issuable to the Ironridge Entities upon conversion of the Series F Preferred Stock, no more sales can be made under our previous equity line with the Ironridge Entities.

Convertible Note Financings

On August 14, 2012, the Company entered into a financing arrangement pursuant to which it may borrow up to $400,000 in convertible, unsecured debt, at the discretion of the lender. The Company issued a promissory note in favor of a lender with a principal sum of $445,000 (with a $45,000 original issue discount).  The debt is to be issued at a 10% discount, matures twelve months from the date funded, has a one time 10% interest charge if not paid within 90 days, and is convertible at the option of the lender into shares of the Company’s common stock at the lesser of $0.50 per share or 75% of the lowest closing price in the 25 trading days prior to conversion.  The note might be accelerated if an event of default occurs under the terms of the note, including the Company’s failure to pay principal and interest when due, certain bankruptcy events or if the Company is delinquent in its SEC filings.

On August 15, 2012, the Company borrowed an initial $100,000 under the arrangement, in connection with which it issued to the lender immediately exercisable warrants to purchase 111,111 shares of common stock at an initial exercise price of $0.45 per share.  Debt was recorded at a discount in the amount of $32,888, representing the relative fair value of the warrants.  The debt shall accrete in value over its one year term to its face value of approximately $111,000. Additionally, a liability of $49,000 has been recorded as the fair value of the warrant as a result of a down round adjustment to the exercise price of the warrants. In connection with the issuance of the $100,000 note there is a beneficial conversion feature of approximately $25,000, which will be amortized over the one year term of the note. As of June 30, 2013, the Company has issued an aggregate of 421,656 shares of common stock to convert the face value of the promissory note. All related debt discount and beneficial conversion feature were fully amortized in conjunction with the conversion of the note.

On November 8, 2012, the Company borrowed an additional $100,000 under the agreement, in connection with which it issued the lender immediately exercisable warrants to purchase 100,000 shares of common stock at an initial exercise price of $0.50 per share.  As an inducement to enter into the loan the Company issued the lender 74,000 shares of common stock with a fair value of $37,925 at the time of issuance, which will be amortized over the one year life of the note.  The debt was recorded at a discount in the amount of $32,683, representing the relative fair value of the warrants.  The debt shall accrete in value over its one year term to its face value of approximately $110,000. Additionally, a liability of $49,000 has been recorded as the fair value of the warrant as a result of a down round adjustment to the exercise price of the warrants. In connection with the issuance of the $100,000 note there is a beneficial conversion feature of approximately $25,000, which will be amortized over the one year term of the note. As of June 30, 2013, the Company has issued an aggregate of 260,000 shares of common stock to convert $42,600 of the convertible promissory note pursuant to the financing arrangement. The amortization expense recorded for the three and six months ended June 30, 2013 was approximately $24,000 and $47,000 and the Company recorded an additional $22,000 for the three months ended June 30, 2013 to reflect an acceleration of cost of debt, the beneficial conversion feature and debt discount amortization in conjunction with the conversion.

On February 27, 2013, the Company borrowed an additional $75,000 under the agreement, in connection with which it issued the lender immediately exercisable warrants to purchase 68,182 shares of common stock at an initial exercise price of $0.55 per share.  The debt was recorded at a discount in the amount of $28,125, representing the relative fair value of the warrants.  The debt shall accrete in value over its one year term to its face value of approximately $82,500. Additionally, a liability of $35,687 has been recorded as the fair value of the warrant as a result of a down round adjustment to the exercise price of the warrants. In connection with the issuance of the $75,000 note there is a beneficial conversion feature of approximately $18,750, which will be amortized over the one year term of the note. The amortization expense recorded for the quarter ended June 30, 2013 was approximately $12,000.

On June 4, 2013, the Company borrowed an additional $50,000 under the agreement, in connection with which it issued the lender immediately exercisable warrants to purchase 104,167 shares of common stock at an initial exercise price of $0.24 per share.  The debt was recorded at a discount in the amount of $23,684, representing the relative fair value of the warrants.  The debt shall accrete in value over its one year term to its face value of approximately $55,000. Additionally, a liability of $23,223 has been recorded as the fair value of the warrant as a result of a down round adjustment to the exercise price of the warrants. In connection with the issuance of the $50,000 note there is a beneficial conversion feature of approximately $12,500, which will be amortized over the one year term of the note. The amortization expense recorded for the quarter ended June 30, 2013 was approximately $2,400.

On July 3, 2013, the Company entered into a Securities Purchase Agreement for a new convertible promissory note (the " Purchase Agreement"). Pursuant to the terms of the Purchase Agreement the investor committed to purchase an 8% Convertible Promissory Note (the "Note") in the principal amount of $78,500 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note. Interest shall commence accruing on the date that the Note is issued and shall be computed on the basis of a 365-day year and the actual number of days elapsed. The lender may convert the Note into common shares of stock at a 42% discount to the price of common shares in the ten days prior to conversion.

Debenture Financing

Effective as of January 16, 2013, the Company entered into a Securities Purchase Agreement (the “TCA Purchase Agreement”) with TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership (“TCA”), pursuant to which TCA may purchase from the Company up to $5,000,000 senior secured, convertible, redeemable debentures (the “Debentures”). A $550,000 Debenture was purchased by TCA on January 16, 2013 (the “First Debenture”).

The maturity date of the First Debenture is January 16, 2014, subject to adjustment (the “Maturity Date”). The First Debenture bears interest at a rate of twelve percent (12%) per annum. The Company additionally pays a 7% premium on all scheduled principal payments. The Company, at its option, may repay the principal, interest, fees and expenses due under the Debenture with no penalty or premium and in full and for cash, at any time prior to the Maturity Date, with three (3) business days advance written notice to the holder. At any time while the Debenture is outstanding, but only upon the occurrence of an event of default under the TCA Purchase Agreement or any other transaction documents, the holder may convert all or any portion of the outstanding principal, accrued and unpaid interest, redemption premium and any other sums due and payable under the First Debenture or any other transaction document (such total amount, the “Conversion Amount”) into shares of the Company’s common stock at a price equal to (i) the Conversion Amount divided by (ii) eighty-five (85%) of the average daily volume weighted average price of the Company’s common stock during the five (5) trading days immediately prior to the date of conversion. The Debenture also contains a provision whereby TCA may not own more than 4.99% of the Company’s common stock at any one time.

As consideration for entering into the TCA Purchase Agreement, the Company paid to TCA (i) a transaction advisory fee in the amount of $22,000, (ii) a due diligence fee equal to $10,000, and (iii) document review and legal fees in the amount of $12,500.

As further consideration, the Company agreed to issue to TCA that number of shares of the Company’s common stock that equals $100,000 (the “Incentive Shares”). For purposes of determining the number of Incentive Shares issuable to TCA, the Company’s common stock was valued at the volume weighted average price for the five (5) trading days immediately prior to the date of the TCA Purchase Agreement, as reported by Bloomberg, 191,388 shares were issued. It is the intention of the Company and TCA that the value of the Incentive Shares shall equal $100,000. In the event the value of the Incentive Shares issued to TCA does not equal $100,000 after a twelve month evaluation date, the TCA Purchase Agreement provides for an adjustment provision allowing for necessary action (either the issuance of additional shares to TCA or the return of shares previously issued to TCA to the Company’s treasury). Any adjustment necessary related to the Incentive Shares will be recorded at the twelve month evaluation date. Had the Incentive Shares been remeasured at June 30, 2013, the Company would have owed an additional 475,328 shares based on the share price at June 30, 2013. Additionally, the Company paid a broker fee consisting of $22,000 and 52,632 shares of its common stock for arranging this financing. Such fee was recorded as a cost of capital, or reduction to stockholder’s equity.

In connection with the TCA Purchase Agreement, the Company entered into a Security Agreement (the “TCA Security Agreement”) with TCA. As security for the Company’s obligations to TCA under the Debentures, the TCA Purchase Agreement and any other transaction document, the TCA Security Agreement grants to TCA a continuing, second priority security interest in all of the Company’s assets and property, wheresoever located and whether now existing or hereafter arising or acquired. This security interest is subordinate to the security interest of The Boeing Company (“Boeing”), who has a secured interest supporting that certain Boeing License Agreement (defined below). (See Note 9)

On March 18, 2013, the Company entered into an Intercreditor and Non-Disturbance Agreement (the “Intercreditor Agreement”) among PositiveID and MFS; VeriGreen Energy Corporation, Steel Vault Corporation, IFTH NY Sub, Inc., and IFTH NJ Sub, Inc. Boeing, and TCA. The Intercreditor Agreement sets forth the agreement of Boeing and TCA as to their respective rights and obligations with respect to the Boeing Collateral (as described below) and the TCA Collateral (as described below) and their understanding relative to their respective positions in the Boeing Collateral and the TCA Collateral.

The “Boeing Collateral” includes, among other things, all Intellectual Property Rights (as defined in the Intercreditor Agreement) in the M-BAND Technology (as defined in the Intercreditor Agreement), including without limitation certain patents and patent applications set forth in the Intercreditor Agreement. The TCA Collateral includes any and all property and assets of PositiveID. The liens of Boeing on the Boeing Collateral are senior and prior in right to the liens of TCA on the Boeing Collateral and such liens of TCA on the Boeing Collateral are junior and subordinate to the liens of Boeing on the Boeing Collateral.

In July 2013 the Company and TCA reached a verbal agreement to defer the July and August principal payments until the first half of 2014. In exchange for this principal holiday the Company and TCA agreed to increase the outstanding principal balance by $80,000. The parties are in the process of documenting this agreement. Completion of the agreement will result in an outstanding principal balance owed to TCA of $416,544 as of June 30, 2013.

Equity Line Financing

On May 10, 2013, the Company entered into an investment agreement (“Investment Agreement”) and a registration rights agreement (“RRA”) with IBC Funds LLC (“IBC”), a Nevada limited liability company. Pursuant to the terms of the Investment Agreement, IBC committed to purchase up to $5,000,000 of the Company’s common stock over a period of up to thirty-six (36) months. From time to time during the thirty-six (36) month period commencing on the day immediately following the effectiveness of the IBC Registration Statement (defined below), the Company may deliver a drawdown notice to IBC which states the dollar amount that the Company intends to sell to IBC on a date specified in the drawdown notice. The maximum investment amount per notice shall be equal to two hundred percent (200%) of the average daily volume of the common stock for the ten consecutive trading days immediately prior to date of the applicable drawdown notice so long as such amount does not exceed 4.99% of the outstanding shares of the Company’s common stock. The purchase price per share to be paid by IBC shall be calculated at a twenty percent (20%) discount to the average of the three lowest prices of the Company’s common stock during the ten (10) consecutive trading days immediately prior to the receipt by IBC of the drawdown notice.  Additionally, the Investment Agreement provides for a commitment fee to IBC of 104,000 shares of the Company's common stock (the “IBC Commitment Shares”). The IBC Commitment Shares were issued May 10, 2013. Such commitment shares were recorded as a cost of capital, or reduction of shareholder’s equity when issued.

Pursuant to the RRA, the Company is obligated to file a registration statement (the “IBC Registration Statement”) with the Securities and Exchange Commission covering the shares of its common stock underlying the Investment Agreement, including the IBC Commitment Shares, within 21 days after the closing of the transaction.  Such IBC Registration Statement was filed on May 10, 2013.

On May 10, 2013, the Company entered into a Securities Purchase Agreement with IBC whereby IBC agreed to purchase 40,064, shares of common stock for $12,500.  The proceeds of the sale of the shares will be used to fund the Company’s legal expenses associated with the Investment Agreement.  These shares were included in the IBC Registration Statement filed May 10, 2013.

During the quarter ended June 30, 2013, the Company issued 1,091,425shares to IBC under the equity line (inclusive of the commitment shares), for which it received $146,524 in proceeds.

Other Financings

On July 9, 2012, the Company issued a Secured Promissory Note (the “H&K Note”) in the principal amount of $849,510 to Holland & Knight LLP (“Holland & Knight”), its external legal counsel, in support of amounts due and owing to Holland & Knight as of June 30, 2012. The H&K Note is non-interest bearing, and principal on the H&K Note is due and payable as soon as practicably possible by the Company. The Company has agreed to remit payment against the H&K Note immediately upon each occurrence of any of the following events: (a) completion of an acquisition or disposition of any of the Company’s assets or stock or any of the Company’s subsidiaries’ assets or stock with gross proceeds in excess of $750,000, (b) completion of any financing with gross proceeds in excess of $1,500,000, (c) receipt of any revenue in excess of $750,000 from the licensing or development of any of the Company’s or the Company’s subsidiaries’ products, or (d) any liquidation or reorganization of the Company’s assets or liabilities. The amount of payment to be remitted by the Company shall equal one-third of the gross proceeds received by the Company upon each occurrence of any of the above events, until the principal is repaid in full. If the Company receives $3,000,000 in gross proceeds in any one financing or licensing arrangement, the entire principal balance shall be paid in full.  The H&K Note was secured by substantially all of the Company’s assets pursuant to a security agreement between the Company and Holland & Knight dated July 9, 2012.  In conjunction with the TCA Purchase Agreement and the Boeing License Agreement (defined below), Holland & Knight agreed to terminate its security interest.  As of June 30, 2013, the Company had repaid $250,000 of the H&K Note.

On September 7, 2012, the Company issued a Secured Promissory Note (the “Caragol Note”) in the principal amount of $200,000 to William J. Caragol (“Caragol”), the Company’s chairman and chief executive officer, in connection with a $200,000 loan to the Company by Caragol. The Caragol Note accrues interest at a rate of 5% per annum, and principal and interest on the Caragol Note are due and payable on September 6, 2013. The Company agreed to accelerate the repayment of principal and interest in the event that the Company raises at least $1,500,000 from any combination of equity sales, strategic agreements, or other loans, with no prepayment penalty for any paydown prior to maturity. The Caragol Note was secured by a subordinated security interest in substantially all of the assets of the Company pursuant to a Security Agreement between the Company and Caragol dated September 7, 2012 (the “Caragol Security Agreement”). The Caragol Note may be accelerated if an event of default occurs under the terms of the Caragol Note or the Caragol Security Agreement, or upon the insolvency, bankruptcy, or dissolution of the Company. In December, 2012, the Company has paid $100,000 of the principal amount of the Caragol Note and all accrued interest owed on the date of payment on December 18, 2012.  In conjunction with the TCA Purchase Agreement and the Boeing License Agreement (defined below), Caragol agreed to terminate his security interest, effective January 16, 2013. As of June 30, 2013, the outstanding principal and interest on the Caragol Note was $102,695.

On June 5, 2013, the Company entered into a Settlement and Agreement and Release (the “Settlement Agreement”) with IBC Funds, LLC, a Nevada limited liability company (“IBC”) pursuant to which the Company agreed to issue common stock to in exchange for the settlement of $214,535(the “Settlement Amount”) of past-due accounts payable of the Company.  IBC purchased the accounts payable from certain vendors of the Company, pursuant to the terms of separate receivable purchase agreements between IBC and each of such vendors (the “Assigned Accounts”). The Assigned Accounts relate to certain legal, accounting, and financial services provided to the Company. The Settlement Agreement became effective and binding upon the Company and IBC upon execution of the Order by the Court on June 7, 2013.

Pursuant to the terms of the Settlement Agreement approved by the Order, on June 7, 2013, the Company agreed to issue to IBC shares (the “Settlement Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”). The Settlement Agreement provides that the Settlement Shares will be issued in one or more tranches, as necessary, sufficient to satisfy the Settlement Amount through the issuance of freely trading securities issued pursuant to Section 3(a)(10) of the Securities Act. Pursuant to the Settlement Agreement, IBC may deliver a request to the Company which states the dollar amount (designated in U.S. Dollars) of Common Stock to be issued to IBC (the “Share Request”). The parties agree that the total amount of Common Stock to be delivered by the Company to satisfy the Share Request shall be issued at a thirty percent (30%) discount to market based upon the average of the volume weighted average price of the Common Stock over the three (3) trading day period preceding the Share Request. Additional tranche requests shall be made as requested by IBC until the Settlement Amount is paid in full so long as the number of shares requested does not make IBC the owner of more than 4.99% of the outstanding shares of Common Stock at any given time. The Company has recorded a charge of $91,944 in the quarter ended June 30, 2013 representing the total cost to the company for settling the $214,535 claim by issuing shares of common stock at a 30% discount. During the three months ended June 30, 2013, $50,000 of the settlement amount was converted into 376,789 shares of common stock.

Based on the market price of the Company’s common stock on June 30, 2013 and applying the 30% discount. 1,566,998 shares would be issuable relating to the common stock payable balance of $235,050.

The Settlement Agreement provides that in no event shall the number of shares of Common Stock issued to IBC or its designee in connection with the Settlement Agreement, when aggregated with all other shares of Common Stock then beneficially owned by IBC and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder), result in the beneficial ownership by IBC and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and the rules and regulations thereunder) at any time of more than 4.99% of the Common Stock.

5.   Financing Agreements

Optimus Financing

On September 29, 2009, the Company entered into a Convertible Preferred Stock Purchase Agreement (the “Optimus Purchase Agreement”) with Optimus Technology Capital Partners, LLC (“Optimus”) under which Optimus was committed to purchase up to $10 million shares of convertible Series A Preferred Stock of the Company in one or more tranches.

To facilitate the transactions contemplated by the Optimus Purchase Agreement, R & R Consulting Partners, LLC (“R&R”), a company controlled by Scott R. Silverman, the Company’s former chairman and chief executive officer, loaned shares of common stock of the Company to Optimus equal to 135% of the aggregate purchase price for each tranche pursuant to stock loan agreements between R & R and Optimus. R & R was paid a $100,000 fee in October 2009 and was to be paid 2% as interest for the fair value of the loaned shares for entering into the stock loan arrangement.  R & R could demand return of some or all of the borrowed shares (or an equal number of freely tradable shares of common stock) at any time on or after the six-month anniversary date such borrowed shares were loaned to Optimus, but no such demand could be made if there are any shares of Series A Preferred Stock then outstanding. If a permitted return demand was made, Optimus was required to return the borrowed shares (or an equal number of freely tradable shares of common stock) within three trading days after such demand. Optimus could return the borrowed shares in whole or in part, at any time or from time to time, without penalty or premium. On September 29, 2009, October 8, 2009, and October 21, 2009, R & R loaned Optimus 1.3 million, 800,000 and 600,000 shares, respectively, of Company common stock.

On September 29, 2009, the Company exercised the first tranche of the Optimus financing, pursuant to which it issued 296 shares of Series A Preferred Stock, for a purchase price of approximately $3.0 million. In support of this tranche, R & R loaned Optimus 1.3 million shares of common stock. The tranche closed on October 13, 2009, and the Company received proceeds of approximately $3.0 million, less the fees due on the entire financing commitment of $800,000. On November 5, 2009, the Company closed the second tranche of this financing, issuing 166 shares of Series A Preferred Stock, for a purchase price of approximately $1.7 million. In support of this tranche, R & R loaned Optimus approximately 1.4 million shares of common stock.

On May 12, 2010, R & R demanded the return of 2.7 million shares loaned to Optimus.  Also on May 12, 2010, the Company sent Optimus a notice of its election to convert all of the outstanding shares of Series A Preferred Stock into 2,729,452 shares of Company common stock.  Optimus returned these shares to R & R in repayment of the loan. The conversion of the Series A Preferred Stock was determined by a fixed conversion price that was determined at the time of the two tranche closings, which were approximately $3.07 and $1.60 per share, respectively. The Company was required to issue make-whole shares to Optimus equal to 35% of the Series A Liquidation Value ($10,000 per share of Series A Preferred Stock) because the Series A Preferred Stock was redeemed prior the first anniversary of the issuance date.  On October 13, 2010, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware effecting the elimination of the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock.  No shares of Series A Preferred Stock remained outstanding as of December 31, 2010.

On March 14, 2011, the Company entered into an Amended and Restated Convertible Preferred Stock Purchase Agreement (the “Amended Optimus Purchase Agreement”) with Optimus. The Amended Optimus Purchase Agreement amended and restated the Optimus Purchase Agreement, and, among other things, specifically (i) replaced the Series A Preferred Stock issuable under the Purchase Agreement with Series C Preferred Stock with substantially similar terms, and (ii) reduced the maximum amount of preferred stock issuable to Optimus under the Optimus Purchase Agreement from $10 million to $8.7 million, of which $4.7 million was previously issued in 2009 as described above.

Under the terms of the Amended Optimus Purchase Agreement, from time to time and at the Company’s sole discretion, the Company could present Optimus with a notice to purchase shares of Series C Preferred Stock (the “Notice”).   Optimus was obligated to purchase such Series C Preferred Stock on the twentieth trading day after any Notice date, subject to satisfaction of certain closing conditions, including (i) that the Company is listed for and trading on a trading market, such as the Nasdaq or the over the counter bulletin board, (ii) the representations and warranties of the Company set forth in the Amended Optimus Purchase Agreement are true and correct as if made on each tranche date, and (iii) that no such purchase would result in Optimus and its affiliates beneficially owning more than 9.99% of the Company’s common stock. In the event the closing bid price of the Company’s common stock during any one or more of the nineteen trading days following the delivery of a Notice were to fall below 75% of the closing bid price on the trading day prior to the Notice date and Optimus determined not to complete the tranche closing, then the Company could, at its option, proceed to issue some or all of the applicable shares, provided that the conversion price for the Preferred Stock that is issued would reset at the lowest closing bid price for such nineteen trading day period.

On March 14, 2011, the Company delivered a Notice to Optimus to sell 140 shares of Series C Preferred Stock for a purchase price of approximately $1.4 million.   In support of this tranche, R & R loaned 2,729,452 shares, Mr. Silverman loaned 70,548 shares and William Caragol, the Company’s current chairman and chief executive officer, loaned 700,000 shares of Company common stock to Optimus (the “Loaned Shares”). On April 12, 2011, the tranche closed and the Company received proceeds of approximately $1.4 million, less $100,000 paid to Optimus to waive the requirement under the Amended Optimus Purchase Agreement that the conversion price of the Series C Preferred Stock issued in the tranche be reset at the lowest closing bid price for the nineteen trading days following the tranche notice date, which was March 14, 2011, due to the closing bid price of a share of the Company’s common stock falling below 75% during such nineteen trading day period.

On October 12, 2011, R & R, Mr. Caragol and Mr. Silverman demanded the return of the Loaned Shares from Optimus. Also on October 12, 2011, the Company sent Optimus a notice of its election to convert all of the outstanding shares of Series C Preferred Stock into 3,500,000 shares of common stock. The conversion of the Series C Preferred Stock was determined by a fixed conversion price that was determined at the time of the tranche closing, which was approximately $0.40 per share. On October 17, 2011, Optimus failed to return the Loaned Shares within three trading days of the demand by R & R, Mr. Silverman and Mr. Caragol as required under the terms of the Amended Optimus Purchase Agreement. No shares of Series C Preferred Stock remained outstanding as of December 31, 2012 and 2011.

On January 27, 2012, the Company issued an aggregate of 3,500,000 shares of common stock to R & R Consulting Partners, LLC, Mr. Silverman and Mr. Caragol in exchange for the Loaned Shares. The securities that were originally issued upon conversion remain outstanding but have no voting, dividend, distribution or other rights of common stockholders. Further, Optimus has indicated in a public filing the absence of beneficial ownership of the 3,500,000 shares of common stock.  The Company believes that, while the transfer agent has not yet cancelled the original 3,500,000 shares, no requirements exist that legally prevent such cancellation from being effectuated.

The Company believes that the transactions undertaken with Optimus as discussed herein were in compliance with applicable securities laws at the time of the financing transactions, including Section 5 of the Securities Act. If a violation did occur in connection with Optimus' resale of the common stock it received in connection with these financings, security holders who purchased these securities would have certain remedies available to them, including the right to rescind the purchase of those securities within the applicable statute of limitations, which under the Securities Act is one year commencing on the date of violation of the federal registration requirements. The Company believes that the federal statute of limitations on sales of shares of the Company’s common stock has expired for sales made under the 2009 Optimus transactions, and that the federal statute of limitations on sales of shares of the Company’s common stock expired in 2012 for sales made under the March 2011 Optimus transaction. Statutes of limitations under state laws vary by state, with the limitation time period under many state statutes not typically beginning until the facts giving rise to a violation are known. The Company is applying a contingency accounting model in determining whether a liability exists for this matter. Under this model, the Company evaluates whether a violation of the applicable securities laws has occurred resulting in a rescission right and whether a claim for a potential violation will be asserted. The Company has determined that there is a remote likelihood as to whether a violation has occurred. If the Company were required to pay security holders for rescission of their purchase of such securities, it could have a material adverse effect on the Company’s financial condition and results of operations. The Company is not presently able to accurately determine an estimated amount for any potential rescission liability associated with the resale of the loaned shares by Optimus in the event that the transaction were to be found to violate Section 5 of the Securities Act as it does not have knowledge of the amount and timing of such resales, nor information regarding the state or states in which such resales may have occurred. The Company believes that the range of prices at which Optimus sold the loaned shares was between $0.50-$3.22 per share related to the 2009 Optimus transactions and between $0.11-$0.63 per share related to the 2011 Optimus transaction. No adjustment has been made in the accompanying consolidated financial statements related to the outcome of this contingency.

Certificate of Designations for Series C Preferred Stock

On March 14, 2011, pursuant to the Amended Optimus Purchase Agreement, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series C Preferred Stock with the Secretary of State of the State of Delaware.  The Company is authorized to issue 400 shares of Series C Preferred Stock and the shares Series C of Preferred Stock may not be converted if the shares of common stock issuable upon conversion of the Series C Preferred Stock plus any shares previously issued to Optimus or its affiliates would exceed 19.99% of the common stock outstanding as calculated and determined in accordance with Nasdaq Marketplace rules.

Ranking and Voting. The Series C Preferred Stock ranks, with respect to rights upon liquidation, winding-up or dissolution, senior to the Company’s Common Stock and any other classes of stock or series of preferred stock of the Company, and junior to existing and future indebtedness of the Company. Otherwise, holders of the Series C Preferred Stock will not be entitled to receive dividends and will have no right to vote on any matters, questions or proceedings, including, without limitation, the election of directors.

Conversion. One or more shares of the Series C Preferred Stock may be converted into shares of Common Stock of the Company, on or after the six month anniversary of the issuance date, at a conversion price equal to the closing bid price on the trading day immediately preceding the Notice date (the “Conversion Price”) by the Company or Optimus. If the Company or Optimus exercises this conversion option with respect to any Series C Preferred Stock, the Company will issue to Optimus the number of shares of Common Stock equal to (x) $10,000 per share of Series C Preferred Stock multiplied by (y) the number of shares of Series C Preferred Stock subject to the Notice divided by (z) the Conversion Price with respect to such shares. If the Company exercises the conversion prior to the fourth anniversary of the issuance of such shares, then in addition to the conversion shares, the Company must pay to the holder additional shares with respect to such converted shares: (i) 35% of the conversion shares if converted after the six-month anniversary of the issuance date but prior to the first anniversary of the issuance date, (ii) 27% of the converted shares if converted on or after the first anniversary but prior to the second anniversary of the issuance date, (iii) 18% of the converted shares if converted on or after the second anniversary but prior to the third anniversary of the issuance date, and (iv) 9% of the converted shares if converted on or after the third anniversary but prior to the fourth anniversary of the issuance date.

Dividends and Other Distributions. Commencing on the first anniversary of the date of issuance of any such shares of Series C Preferred Stock, holders of Series C Preferred Stock shall be entitled to receive dividends on each outstanding share of Series C Preferred Stock, which shall accrue in shares of Series C Preferred Stock at a rate equal to 10% per annum from the date of issuance. Accrued dividends shall be payable annually on the anniversary of the issuance date. No dividend shall be payable with respect to shares of Series C Preferred Stock that are redeemed for cash or converted into shares of Common Stock prior to the first anniversary of the issuance date with respect to such shares.

Liquidation. Upon any liquidation, dissolution or winding up of the Company after payment or provision for payment of debts and other liabilities of the Company, before any distribution or payment is made to the holders of any other class or series of stock, the holders of Series C Preferred Stock shall first be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount with respect to the Series C Liquidation Value (as defined below), after which any remaining assets of the Company shall be distributed among the holders of the other class or series of stock in accordance with the Company’s Certificates of Designations and Certificate of Incorporation.

Redemption. The Company may redeem, for cash, any or all of the Series C Preferred Stock at any time at the redemption price per share equal to $10,000 per share of Series C Preferred Stock (the “Series C Liquidation Value”), plus any accrued but unpaid dividends with respect to such shares of Series C Preferred Stock (the “Redemption Price”). If the Company exercises this redemption option with respect to any Series C Preferred Stock prior to the fourth anniversary of the issuance of such Series C Preferred Stock, then in addition to the Redemption Price, the Company must pay to Optimus a make-whole price per share equal to the following with respect to such redeemed Series C Preferred Stock: (i) 35% of the Series C Liquidation Value if redeemed prior to the first anniversary of the issuance date, (ii) 27% of the Series C Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the issuance date, (iii) 18% of the Series C Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the issuance date, and (iv) 9% of the Series C Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the issuance date.

The Common Stock issuable upon conversion of the Series C Preferred Stock, if any, will not be or have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Socius Financing

On April 28, 2010, the Company entered into a Preferred Stock Purchase Agreement (the “Socius Preferred Purchase Agreement”) with Socius Capital Group, LLC doing business as Socius Technology Capital Group, LLC (“Socius Technology”) under which Socius Technology was committed to purchase up to $4.2 million in shares of non-convertible Series B Preferred Stock of the Company (the “Series B Preferred Stock”) in one or more tranches (each a “Preferred Tranche”), at $10,000 per share of Series B Preferred Stock. Under the terms of the Socius Preferred Purchase Agreement, from time to time and at the Company’s sole discretion, the Company could present Socius Technology with a notice to purchase such Series B Preferred Stock (“Preferred Notice”). Socius Technology was obligated to purchase such Series B Preferred Stock on the third trading day after the Preferred Notice date, subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed for and trading on a trading market, (ii) the representations and warranties of the Company set forth in the Socius Preferred Purchase Agreement are true and correct as if made on each Preferred Tranche date, and (iii) Socius Technology shall have received a commitment fee of $105,000 payable on the first tranche closing date (collectively, the “Closing Conditions”). Commencing on the date of issuance of any such shares of Series B Preferred Stock, holders of Series B Preferred Stock were entitled to receive dividends on each outstanding share of Series B Preferred Stock, which accrued in shares of Series B Preferred Stock at a rate equal to 10% per annum from the date of issuance. Accrued dividends were to be payable upon redemption of the Series B Preferred Stock.

On April 28, 2010, the Company entered into a Stock Purchase Agreement (the “Socius Stock Agreement”) with Socius CG II, Ltd., a Bermuda exempted company (“Socius”) under which Socius was committed to purchase in connection with any Preferred Tranche, up to that number of shares of common stock equal in dollar amount to 100% of the applicable Preferred Tranche amount (the “Common Tranche”), at a per share price equal to the average of the individual daily volume weighted average price calculated over the ten trading days preceding the applicable tranche notice of the common stock on the date the Company provides notice of such tranche (the “Investment Price”). Under the Agreement, the Company also agreed to issue in connection with any Common Tranche, two-year warrants to purchase shares of common stock equal in dollar amount to 35% of the applicable Common Tranche, at an exercise price per share equal to the Investment Price.

Socius could pay the Investment Price for the common stock, at Socius’ option, in cash or a secured promissory note. Socius could pay the warrant exercise price, at Socius’ option, in cash, a secured promissory note, or, if applicable, by cashless exercise. The promissory note bore interest at 2.0% per year calculated on a simple interest basis. The entire principal balance and interest thereon was due and payable on the fourth anniversary of the date of the promissory note, but no payments were due so long as the Company was in default under the Socius Preferred Purchase Agreement or the warrants or if there were any shares of Series B Preferred Stock issued or outstanding. The promissory note was secured by the borrower’s right, title and interest in all outstanding shares of the Company’s common stock and other securities with a fair market value equal to the principal amount of the promissory note. The Company’s right to deliver a tranche notice to Socius pursuant to the Socius Stock Agreement was subject to the Closing Conditions and also that no purchase would result in Socius and its affiliates beneficially owning more than 9.99% of the Company’s common stock. Unless the Company obtained stockholder approval or Socius obtained an opinion of counsel that stockholder approval was not required, Socius could not exercise a warrant if, as a result of such exercise, the aggregate number of shares of common stock issued upon exercise of all warrants it held plus the aggregate number of shares of common stock issued under the Socius Stock Agreement would exceed 19.99% of the Company’s common stock outstanding.

On April 29, 2010, the Company presented Socius Technology with a Preferred Notice to purchase $2.3 million of Series B Preferred Stock in a Preferred Tranche. Upon the closing of the Preferred Tranche, which occurred on May 4, 2010, the Company issued 230 shares of Series B Preferred Stock. In connection with the Preferred Notice, the Company also presented Socius with a notice to purchase $2.3 million of common stock and warrants to purchase 600,746 shares of common stock. The Company issued 1,716,417 shares of common stock at an Investment Price of $1.34 per share, paid in the form a secured promissory note, and warrants to purchase 600,746 shares of common stock to Socius, at an exercise price equal to the Investment Price of $1.34 per share, which warrants Socius exercised on April 29, 2010 and paid in the form of a secured promissory note.  There was no beneficial conversion feature as the fair value of the secured promissory notes approximated the fair value of the common stock and warrants issued on the date of issuance.  The promissory note was secured by the shares of Series B Preferred Stock issued to Socius.

On January 13, 2011, the Company presented Socius Technology with a Preferred Notice to purchase approximately $1.7 million of Series B Preferred Stock in a Preferred Tranche.  Upon the closing of the Preferred Tranche, the Company issued 168 shares of Series B Preferred Stock. In connection with the Preferred Notice the Company also presented Socius with a notice to purchase $1.7 million of common stock. The Company issued 2,434,783 shares of common stock at an Investment Price of $0.69 per share, paid in the form of a secured promissory note, and warrants to purchase 852,174 shares of common stock to Socius, at an exercise price equal to the Investment Price of $0.69 per share, which warrants Socius exercised on January 13, 2011 and paid in the form of a secured promissory note. The promissory note was secured by the shares of Series B Preferred Stock issued to Socius.

On January 28, 2011, the Company presented Socius Technology with a Preferred Notice to purchase approximately $0.2 million of Series B Preferred Stock in a Preferred Tranche.  Upon the closing of the Preferred Tranche, the Company issued 22 shares of Series B Preferred Stock. In connection with the Preferred Notice, the Company also presented Socius with a notice to purchase $0.2 million of common stock. The Company issued 285,714 shares of common stock at an Investment Price of $0.77 per share, paid in the form of a secured promissory note, and warrants to purchase 100,000 shares of common stock to Socius, at an exercise price equal to the Investment Price of $0.77 per share, which warrants Socius exercised on January 28, 2011 and paid in the form of a secured promissory note. The promissory note was secured by the shares of Series B Preferred Stock issued to Socius.

On May 11, 2011, the Company presented Socius with a notice of redemption of the 420 shares of Series B Preferred Stock held by Socius for a redemption price of $4.2 million and a premium for early redemption of $1.3 million. The consideration for the redemption was the cancelation of the promissory notes which were equal to the value of the Series B Preferred Stock held by Socius and any accrued dividends due and owing on the shares redeemed. No shares of Series B Preferred Stock remained outstanding as of December 31, 2012.

Certificate of Designations for Series B Preferred Stock

On April 28, 2010, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock with the Secretary of State of the State of Delaware. A summary of the Certificate of Designations is set forth below:

Ranking and Voting. The Series B Preferred Stock ranks, with respect to rights upon liquidation, winding-up or dissolution, (i) senior to the Company’s Common Stock, and any other classes of stock or series of preferred stock of the Company except as set forth in clause (ii), and (ii) junior to the Company’s Series A Preferred Stock and all existing and future indebtedness of the Company. Holders of the Series B Preferred Stock will not have rights to vote on any matters, questions or proceedings, including, without limitation, the election of directors.

Conversion. The Series B Preferred Stock is not convertible into Common Stock.

Dividends and Other Distributions. Commencing on the date of issuance of any such shares of Series B Preferred Stock, holders of Series B Preferred Stock shall be entitled to receive dividends on each outstanding share of Series B Preferred Stock, which shall accrue in shares of Series B Preferred Stock at a rate equal to 10% per annum from the date of issuance. Accrued dividends shall be payable upon redemption of the Series B Preferred Stock. However, so long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions may be paid, declared or set apart with respect to the Series B Preferred Stock.

Liquidation. Upon any liquidation, dissolution or winding up of the Company after payment or provision for payment of debts and other liabilities of the Company and any liquidation preferences to the senior securities, before any distribution or payment is made to the holders of any junior securities, the holders of Series B Preferred Stock shall first be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount with respect to the Series B Liquidation Value, as defined below, after which any remaining assets of the Company shall be distributed among the holders of the other class or series of stock in accordance with the Company’s Certificates of Designations and Certificate of Incorporation.

Redemption. The Company may redeem, for cash or by an offset against any outstanding note payable from Socius to the Company that was issued by Socius, any or all of the Series B Preferred Stock at any time at the redemption price per share equal to $10,000 per share of Series B Preferred Stock (the “Series B Liquidation Value”), plus any accrued but unpaid dividends with respect to such shares of Series B Preferred Stock (the “Redemption Price”). If the Company exercises this redemption option with respect to any Series B Preferred Stock prior to the fourth anniversary of the issuance of such Series B Preferred Stock, then in addition to the Redemption Price, the Company must pay to Socius a make-whole price per share equal to the following with respect to such redeemed Series B Preferred Stock: (i) 35% of the Series B Liquidation Value if redeemed prior to the first anniversary of the issuance date, (ii) 27% of the Series B Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the issuance date, (iii) 18% of the Series B Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the issuance date, and (iv) 9% of the Series B Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the issuance date.

On August 11, 2011, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware effecting the elimination of the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock.

Ironridge 2011 Common Stock Purchase Agreement

On July 27, 2011, the Company entered into a Common Stock Purchase Agreement (the “Common Stock Agreement”) with Ironridge Global Technology, a division of Ironridge Global IV, Ltd. (“Ironridge”) under which the Company could deliver a notice to Ironridge exercising its right to require Ironridge to purchase shares up to $2.5 million of its common stock at a price per share equal to $0.367. The purchase price was equal to 102% of the per share closing bid price of the Company’s common stock as reported on a public market on the trading day immediately before the date the Company announced that it entered into the Common Stock Agreement, which was July 27, 2011.

Ironridge could pay the purchase price for the shares, at Ironridge's option, in cash or a secured promissory note, except that at least $250,000 of the purchase price was required to be paid in cash. The promissory note bears interest at 1.6% per year calculated on a simple interest basis. The entire principal balance and interest thereon is due and payable seven and one-half years from the date of the promissory note, but no payments are due so long as the Company is in default under the Common Stock Agreement or the Series F Agreement (defined below) or if there are any shares of Series F Preferred Stock issued or outstanding. The promissory note is secured by Ironridge's right, title and interest in all shares legally or beneficially owned by Ironridge or an affiliate, common stock and other securities with a fair market value equal to the principal amount of the promissory note.

The Company’s right to deliver a tranche notice to Ironridge pursuant to the Common Stock Agreement was subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed and trading on a trading market, (ii) no uncured default exists under the Common Stock Agreement, and (iii) the Company’s representations and warranties set forth in the

Common Stock Agreement are true and correct in all material respects. The Company may not deliver a notice to Ironridge to purchase shares of its common stock if the total number of shares of common stock owned or deemed beneficially owned by Ironridge and its affiliates would result in Ironridge owning or being deemed to beneficially own more than 9.99% of all such common stock and other voting securities as would be outstanding on the date of exercise.

On July 28, 2011, the Company presented Ironridge with a notice to purchase $2.5 million of its common stock under the Common Stock Agreement. Ironridge paid $250,000 in cash and the remaining $2.25 million in a promissory note, the terms of which are described above. The Company issued an aggregate of 6,811,989 shares of its common stock to Ironridge in connection with the July 28, 2011 notice. No further shares may be sold under the Common Stock Agreement. In connection with the conversion of 1,324 shares of Series F Preferred Stock during 2012, a total of $1.9 million of the promissory note was repaid. The remaining $264,000 of the promissory note was repaid during early 2013 in connection with the conversion of 376 shares of Series F Preferred Stock.

Ironridge Series F Preferred Stock Financing

On July 27, 2011, the Company also entered into a Preferred Stock Purchase Agreement (the “Series F Agreement”) with Ironridge Global III, LLC (“Ironridge Global” and together with Ironridge, the “Ironridge Entities”), under which Ironridge Global was committed to purchase for cash up to $1.5 million in shares of the Company’s redeemable, convertible Series F Preferred Stock (the “Series F Preferred Stock”) at $1,000 per share of Series F Preferred Stock.  The Series F Preferred Stock is convertible into shares of the Company’s common stock at the option of the holder at a fixed conversion price of $0.50 per common share. The conversion price if the Company elects to convert the Series F Preferred Stock is subject to adjustment based on the market price of the Company's common stock and any applicable early redemption price at the time the Company converts.

Ironridge Global's obligation to purchase the Series F Preferred Stock was subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed and trading on a trading market, (ii) no uncured default exists under the Series F Agreement, (iii) the Company’s representations and warranties set forth in the Series F Agreement are true and correct in all material respects; and (iv) the trading price of the Company’s common stock has not fallen below 70% of the closing price on the trading day immediately before the date it announced that it entered into the Series F Agreement (the “Condition”).

Under the terms of the Series F Agreement, as amended on August 12, 2011 (the “Waiver”), and from time to time and at the Company’s sole discretion, the Company may present Ironridge Global with a notice to purchase such Series F Preferred Stock.  Upon receipt of a notice, Ironridge Global was obligated to purchase the Series F Preferred Stock in installments as follows: (i) $500,000 on August 15, 2011; (ii) $500,000 on the earlier of (1) 20 trading days after August 15, 2011 and (2) the number of trading days necessary for an aggregate of $2.0 million of the Company’s common stock to trade on a public market; and (iii) $500,000 on the earlier of (1) 20 trading days after the closing of the second tranche above, (2) the number of trading days necessary for an aggregate of $2.0 million of the Company’s common stock to trade on a public market subsequent to the closing of the second tranche above, and (3) September 26, 2011, with the requirement that cash for that tranche be received by the Company on or before September 30, 2011. On August 15, 2011, Ironridge Global funded the first $500,000 installment, pursuant to which the Company issued 500 shares of Series F Preferred Stock to Ironridge Global.

On September 16, 2011, the Company entered into a First Amendment to Preferred Stock Purchase Agreement (the “First Amendment”) with Ironridge Global, which superseded the Waiver. Pursuant to the First Amendment, Ironridge Global was obligated to purchase the Series F Preferred Stock in installments as follows: (1) 130 preferred shares on the trading day (“First Closing”) following the later of (i) 10 trading days after September 7, 2011 and (ii) the trading day that aggregate trading volume of the Company's common stock after September 7, 2011, as reported by Bloomberg, equals or exceeds $500,000; (2) 290 preferred shares on the trading day (“Second Closing”) the earlier of (i) 10 trading days after the First Closing and (ii) the trading day that aggregate trading volume of the Company's common stock after the First Closing, as reported by Bloomberg, equals or exceeds $1 million; (3) 290 preferred shares on the trading day (“Third Closing”) following the earlier of (i) 10 trading days after the Second Closing and (ii) the trading day that aggregate trading volume of the Company's common stock after the Second Closing, as reported by Bloomberg, equals or exceeds $1 million; and (4) 290 preferred shares on the trading day (“Fourth Closing”) following the earlier of (i) 10 trading days after the Third Closing and (ii) the trading day that aggregate trading volume of the Company's common stock after the Third Closing, as reported by Bloomberg, equals or exceeds $1 million (each of the First, Second, Third and Fourth Closings, a “Purchase Closing”). Each of the respective time periods between each Purchase Closing and the prior Purchase Closing shall be the respective “Calculation Period.”

If the sole condition precedent to a Purchase Closing not satisfied is that the Condition is not met, the Company could, at its sole option, elect at any time to proceed with an alternate Purchase Closing, in which case, with respect to such Purchase Closing:

●	The Condition will not apply with respect to that Purchase Closing;

●

The Calculation Period will (i) commence on the trading day after Ironridge Global receives written notice of Company’s election, and (ii) exclude any trading day on which the Company’s common stock trades below $0.20 per share; and

●

The price per preferred share will be equal to the lesser of (a) $1,000, and (b) an amount equal to (i) $1,000, multiplied by (ii) 85% of the average of the daily volume-weighted average prices (the “VWAP”) during the Calculation Period, divided by (iii) $0.257.

Pursuant to the First Amendment, the price per preferred share with respect to the First Closing was equal to the lesser of: (a) $1,000; and (b) an amount, not below zero, equal to (i) $1,000, multiplied by (ii) 85% of the average of the VWAPs during the period between September 7, 2011 through the First Closing minus $0.20, divided by (iii) $0.057. The First Closing occurred on September 20, 2011, pursuant to which the Company issued 130 shares of Series F Preferred Stock to Ironridge Global for a nominal purchase price.

On November 14, 2011, the Second Closing occurred, pursuant to which the Company issued 290 shares of Series F Preferred Stock to Ironridge Global for a purchase price of approximately $193,000. On November 18, 2011, the Third Closing occurred, pursuant to which the Company issued 290 shares of Series F Preferred Stock to Ironridge Global for a purchase price of approximately $243,000. On December 5, 2011, the Fourth Closing occurred, pursuant to which the Company issued 290 shares of Series F Preferred Stock to Ironridge Global for a purchase price of approximately $188,000. Overall, the Company issued a total of 1,500 shares of Series F Preferred Stock to Ironridge Global under the Series F Agreement.

On July 12, 2012, the Company also entered into an agreement with Ironridge pursuant to which 500 shares of Series F Preferred Stock were issued to Ironridge. The $500,000 value which represents the fair value of the preferred shares was recorded as a charge to stockholder’s equity.

   On September 12, 2012, the Company also entered into an agreement with Ironridge pursuant to which 100 shares of Series F Preferred Stock were issued to Ironridge. The Series F Preferred Stock were issued as a waiver to satisfy any penalties resulting from the Company’s late delivery of shares under a conversion of Series F Preferred Stock by Ironridge. The $100,000 value, which represent the fair value of the preferred shares, was recorded as other expense in the statement of operations.

During 2012, the Company had converted 1,324 shares of Series F Preferred Stock pursuant to which 79.6 million shares of common stock were issued. Additionally, during early 2013, 376 shares of Series F Preferred Stock were converted. Through March 31, 2013, the Company has converted a total of 1,700 shares of Series F Preferred Stock, pursuant to which the Company issued a total of 122,939,758 shares of common stock to the Ironridge Entities. As of March 31, 2013 there were 400 shares of Series F Preferred Stock outstanding.

In connection with the 2012 conversions, the Company recorded a beneficial conversion dividend during the year ended December 31, 2012 totaling approximately $15.5 million, representing the excess of fair value of the Company’s common stock at the date of issuance of the converted Series F Preferred Stock over the effective conversion rate, multiplied by the common shares issued upon conversion.

Certificate of Designations for Series F Preferred Stock

On July 27, 2011, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series F Preferred Stock with the Secretary of State of the State of Delaware. A summary of the Certificate of Designations is set forth below:

Ranking and Voting. The Series F Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and pari passu in right of liquidation with the Company’s common stock; (b) junior in right of dividends and liquidation with respect to the Series C Preferred Stock; and (c) junior to all existing and future indebtedness of the Company. Holders of Series F Preferred Stock have no voting rights and no preemptive rights. There are no sinking-fund provisions applicable to the Series F Preferred Stock.

Dividends and Other Distributions. Commencing on the date of issuance of any such shares of Series F Preferred Stock, holders of Series F Preferred Stock are entitled to receive dividends on each outstanding share of Series F Preferred Stock, which accrue in shares of Series F Preferred Stock at a rate equal to 7.65% per annum from the date of issuance.  Accrued dividends are payable upon redemption of the Series F Preferred Stock.

Liquidation. Upon any liquidation, dissolution or winding up after payment or provision for payment of the Company’s debts and other liabilities, pari passu with any distribution or payment made to the holders of the Company’s common stock, the holders of Series F Preferred Stock shall be entitled to be paid out of the Company’s assets available for distribution to the Company’s stockholders an amount with respect to the Series F Liquidation Value, as defined below, after which any of the Company’s remaining assets will be distributed among the holders of the Company’s other classes or series of stock in accordance with its Certificates of Designations and Second Amended and Restated Certificate of Incorporation, as amended.

Redemption. The Company may redeem the Series F Preferred Stock, for cash or by an offset against any outstanding note payable from Ironridge Global to the Company that Ironridge Global issued, as follows.  The Company may redeem any or all of the Series F Preferred Stock at any time after the seventh anniversary of the issuance date at the redemption price per share equal to $1,000 per share of Series F Preferred Stock, plus any accrued but unpaid dividends with respect to such shares of Series F Preferred Stock (the “Series F Liquidation Value”).  Prior to the seventh anniversary of the issuance of the Series F Preferred Stock, the Company may redeem the shares at any time after six months from the issuance date at a make-whole price per share equal to the following with respect to such redeemed Series F Preferred Stock: (i) 149.99% of the Series F Liquidation Value if redeemed prior to the first anniversary of the issuance date, (ii) 141.6% of the Series F Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the issuance date, (iii) 133.6% of the Series F Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the issuance date,  (iv) 126.1% of the Series F Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the issuance date, (v) 119.0% of the Series F Liquidation Value if redeemed on or after the fourth anniversary but prior to the fifth anniversary of the issuance date, (vi) 112.3% of the Series F Liquidation Value if redeemed on or after the fifth anniversary but prior to the sixth anniversary of the issuance date, and  (vii) 106.0% of the Series F Liquidation Value if redeemed on or after the sixth anniversary but prior to the seventh anniversary of the issuance date.

In addition, if the Company determines to liquidate, dissolve or wind-up its business, or engage in any deemed liquidation event, it must redeem the Series F Preferred Stock at the applicable early redemption price set forth above.

Conversion.   The Series F Preferred Stock is convertible into shares of the Company’s common stock at Ironridge Global's option or at the Company’s option at any time after six months from the date of issuance of the Series F Preferred Stock.  The fixed conversion price is equal to $0.50 per share which represented a premium of 32% over the closing price of the Company’s common stock on the trading day immediately before the date the Company announced the entry into the Series F Agreement (the “Series F Conversion Price”).

If Ironridge Global elects to convert, the Company will issue that number of shares of its common stock equal to the Series F Liquidation Value multiplied by the number of shares subject to conversion, divided by the Series F Conversion Price.

If the Company elects to convert the Series F Preferred Stock into common stock and the closing bid price of the Company’s common stock exceeds 150% of the Series F Conversion Price for any 20 consecutive trading days, the Company will issue that number of shares of its common stock equal to the early redemption price set forth above multiplied by the number of shares subject to conversion, divided by the Series F Conversion Price.  If the Company elects to convert the Series F Preferred Stock into common stock and the closing bid price of the Company’s common stock is less than 150% of the Series F Conversion Price, the Company will issue an initial number of shares of its common stock equal to 130% of the early redemption price set forth above multiplied by the number of shares subject to conversion, divided by the lower of (i) the Series F Conversion Price and (ii) 100% of the closing bid price of a share of the Company’s common stock on the trading day immediately before the date of the conversion notice.

After 20 trading days, Ironridge Global shall return, or the Company shall issue, a number of conversion shares (the “Series F Reconciling Conversion Shares”), so that the total number of conversion shares under the conversion notice equals the early redemption price set forth above multiplied by the number of shares of subject to conversion, divided by the lower of (i) the Series F Conversion Price and (ii) 85% of the average of the daily volume-weighted average prices of the Company’s common stock for the 20 trading days following Ironridge Global's receipt of the conversion notice.  However, if the trading price of the Company’s common stock during any one or more of the 20 trading days following Ironridge Global's receipt of the conversion notice falls below 70% of the closing bid price on the day prior to the date the Company gives notice of its intent to convert, Ironridge Global will return the Series F Reconciling Conversion Shares to the Company and the pro rata amount of the conversion notice will be deemed canceled.

The Company cannot issue any shares of common stock upon conversion of the Series F Preferred Stock if it would result in Ironridge Global being deemed to beneficially own, within the meaning of Section 13(d) of the Securities Exchange Act, more than 9.99% of the total shares of common stock then outstanding.  Furthermore, until stockholder approval is obtained or the holder obtains an opinion of counsel reasonably satisfactory to the Company and its counsel that such approval is not required, both the holder and the Company are prohibited from delivering a conversion notice if, as a result of such exercise, the aggregate number of shares of common stock to be issued, when aggregated with any common stock issued to holder or any affiliate of holder under any other agreements or arrangements between the Company and the holder or any applicable affiliate of the holder, such aggregate number would, under NASDAQ Marketplace rules (or the rules of any other exchange where the common stock is listed), exceed the Cap Amount (meaning 19.99% of the common stock outstanding on the date of the Series F Agreement). If delivery of a conversion notice is prohibited by the preceding sentence because the Cap Amount would be exceeded, the Company must, upon the written request of the holder, hold a meeting of its stockholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its stockholders for the transactions described herein.

2012 Ironridge Series H Preferred Financing

On January 13, 2012, the Company, entered into a Preferred Stock Purchase Agreement (the “Series H Agreement”) with Ironridge, under which Ironridge was committed to purchase for cash $500,000 in shares of the Company’s redeemable, convertible Series H Preferred Stock (the “Series H Preferred Stock”) at $1,000 per share of Series H Preferred Stock.

Each share of Series H Preferred Stock was convertible into shares of the Company’s common stock at any time by the holder at a conversion price of $0.15 per share. The Series H Preferred Stock accrued dividends in the amount of 4.5% per annum, subject to increase if the closing price of the Company’s common stock fell below $0.125 per share, up to a maximum rate of 10% per annum. The dividends were payable quarterly, at the Company’s option, in cash or shares of the Company’s common stock. The holder of the Series H Preferred Stock could have converted the Series H Preferred Stock into shares of the Company’s common stock at any time at an initial conversion price of $0.15 per share plus a make-whole adjustment equal to accrued but unpaid dividends and dividends that otherwise would be due through the 10 th anniversary of the Series H Preferred Stock. The Company could have converted the Series H Preferred Stock if the closing price of the Company’s common stock exceeded 200% of the conversion price, and certain other conditions were met. The holder was prohibited, however, from converting the Series H Preferred Stock into shares of the Company’s common stock if, as a result of such conversion, the holder together with its affiliates, would have owned more than 9.99% of the total number of shares of the Company’s common stock then issued and outstanding.

In connection with the conversions of Series H Preferred Stock, 500 shares were converted during 2012, pursuant to which the Company issued a total of 14,725,404 shares of common stock to Ironridge. As of December 31, 2012, no shares of Series H Preferred Stock were outstanding.

Certificate of Designations for Series H Preferred Stock

On January 12, 2012, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series H Preferred Stock (the “Series H Certificate of Designations”) with the Secretary of State of the State of Delaware and the number of shares so designated is 500, par value $0.001 per share, which shall not be subject to increase without the consent of the holders of the Series H Preferred Stock. A summary of the Series H Certificate of Designations is set forth below:

Ranking and Voting. The Series H Preferred Stock ranks, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, (1) senior with respect to dividends and pari passu in right of liquidation to the Company’s common stock, (2) junior in right of dividends and liquidation with respect to the Series C Preferred Stock, (3) pari passu in right of dividends and liquidation with respect to the Series F Preferred Stock and (4) junior to the Company’s existing and future indebtedness. Shares of Series H Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series H Preferred Stock will be required to amend the terms of the Series H Preferred Stock or to create or issue any shares of any other series of preferred stock which would rank senior or pari passu with the Series H Preferred Stock. There are no sinking-fund provisions applicable to the Series H Preferred Stock.

Dividends and Other Distributions. Commencing on the date of issuance of any such shares of Series H Preferred Stock, holders of Series H Preferred Stock are entitled to receive quarterly dividends on each outstanding share of Series H Preferred Stock, which are payable, at the Company’s option, in cash or shares of the Company’s common stock at a rate equal to 4.5% per annum from the date of issuance. Accrued dividends are payable on the last business day of each calendar quarter and upon redemption of the Series H Preferred Stock. The dividend rate will adjust upward by 98.2350 basis points for each $0.01 that the price of the Company’s common stocks falls below $0.125 per share, up to a maximum rate of 10% per annum.

Liquidation. Upon any liquidation, dissolution or winding up after payment or provision for payment of the Company’s debts and other liabilities and any liquidation preferences to the senior securities, before any distribution or payment is made to the holders of any junior securities, the holders of Series H Preferred Stock shall first be entitled to be paid out of the Company’s assets available for distribution to the Company’s stockholders an amount with respect to the Series H Liquidation Value, (as defined below), after which any of the Company’s remaining assets will be distributed among the holders of its other class or series of stock in accordance with its Certificates of Designations and Second Amended and Restated Certificate of Incorporation, as amended.

Conversion. The Series H Preferred Stock is convertible into shares of the Company’s common stock at holder's option at any time from the date of issuance of the Series H Preferred Stock. If the holder elects to convert, the Company will issue that number of shares of its common stock equal to the Early Redemption Price, as defined below, multiplied by the number of shares subject to conversion, divided by the conversion price of $0.15 (“Series H Conversion Price”). There are no resets, ratchets or anti-dilution provisions that adjust the Series H Conversion Price other than the customary adjustments for stock splits.

The Company may convert the Series H Preferred Stock into common stock if the closing price of the Company’s common stock exceeds 200% of the Series H Conversion Price for any consecutive 20 trading days and certain equity conditions are met:

Upon such conversion, the Company will issue that number of shares of the Company’s common stock equal to the Early Redemption Price, as defined below, multiplied by the number of shares subject to conversion, divided by the Series H Conversion Price.

Redemption. The Company may redeem any or all of the Series H Preferred Stock for cash at any time after the tenth anniversary of the issuance date at the redemption price per share (the “Series H Redemption Price”), equal to $1,000 per share of Series H Preferred Stock, plus any accrued but unpaid dividends with respect to such shares of Series H Preferred Stock (the “Series H Liquidation Value”). Prior to the tenth anniversary of the issuance of the Series H Preferred Stock, the Company may, at its option, redeem the shares at any time after the issuance date at a price per share equal to the Series H Liquidation Value plus the total cumulative amount of dividends that otherwise would have been payable through the tenth anniversary of the issuance date, less any dividends that have been paid (the “Early Redemption Price”).

In addition, if the Company determines to liquidate, dissolve or wind-up the Company’s business, or engage in any liquidation event, it must redeem the Series H Preferred Stock at the applicable Early Redemption Price.

The Company cannot issue any shares of common stock upon conversion of the Series H Preferred Stock if it would result in the holder being deemed to beneficially own, within the meaning of Section 13(d) of the Securities Exchange Act, more than 9.99% of the total shares of common stock then outstanding.

Ironridge's obligation to purchase the Series H Preferred Stock was subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed for and trading on a trading market, (ii) no uncured default exists under the Series H Agreement, and (iii) the Company’s representations and warranties set forth in the Series H Agreement are true and correct in all material respects. On January 17, 2012, Ironridge funded the $500,000 purchase price, pursuant to which the Company issued 500 shares of Series H Preferred Stock to Ironridge. Through December 31, 2012, Ironridge had converted all 500 shares of Series H Preferred Stock, pursuant to which the Company issued a total of 14,725,404 shares of common stock to Ironridge. In connection with the conversions, the Company recorded a total of $1.7 million of beneficial conversion dividend as of December 31, 2012, representing the excess of the fair value of the Company’s common stock at the date of issuance of the converted Series H Preferred Stock over the effective conversion rate, multiplied by the common shares issued upon conversion.

2012 Ironridge Securities Purchase Agreement

On January 13, 2012, the Company also entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Ironridge whereby Ironridge agreed to purchase up to $10 million of shares of the Company’s common stock from time to time over a 24-month period. Under the terms of the Securities Purchase Agreement, Ironridge was not be obligated to purchase shares of the Company’s common stock unless and until certain conditions were met, including but not limited to the SEC declaring effective a Registration Statement (the “First Ironridge Registration Statement”) on Form S-1 and the Company maintaining an effective First Ironridge Registration Statement which registers Ironridge’s resale of any shares purchased by it under the facility, including the Commitment Fee Shares and Success Fee Shares (each as defined in the Securities Purchase Agreement). The customary terms and conditions associated with Ironridge’s registration rights were set forth in a Registration Rights Agreement that was also entered into by the parties on January 13, 2012.  As the First Ironridge Registration Statement never went effective, the agreement was terminated on April 26, 2012. It was replaced by an agreement that was substantially equivalent (see the Stock Purchase Agreement below).

2012 Ironridge Stock Purchase Agreement

On July 12, 2012, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Ironridge whereby Ironridge agreed to purchase up to $10 million of shares of the Company’s common stock from time to time over a 24-month period. Under the terms of the Stock Purchase Agreement, Ironridge was not obligated to purchase shares of the Company’s common stock unless and until certain conditions were met, including but not limited to the Company maintaining an effective Registration Statement (the Second Ironridge Registration Statement”) on Form S-1which registers Ironridge’s resale of any shares purchased by it under the facility, including the Commitment Fee Shares (as defined below). The customary terms and conditions associated with Ironridge’s registration rights are set forth in a Registration Rights Agreement that was also entered into by the parties on July 12, 2012 (the “Second Ironridge Registration Rights Agreement”).

On August 13, 2012, the Second Ironridge Registration Statement was declared effective by the SEC. Fifteen (15) trading days after the Second Ironridge Registration Statement was declared effective, the Company had the right to sell and issue to Ironridge, and Ironridge is obligated to purchase from the Company, up to $10 million of shares of the Company’s common stock over a 24-month period beginning on such date (the “Commitment Period”). Ironridge will do continuous drawdowns of 2,000,000 shares under the facility until the Company sends a notice suspending the draw down notice. The draw down pricing period is the number of consecutive trading days necessary for 6,000,000 shares of the Company’s stock to trade. Only one draw down will be allowed in each draw down pricing period. The purchase price for the shares will be 90% of the average of the daily VWAP on each trading day during the draw down pricing period preceding such current draw down pricing period, not to exceed the arithmetic average of any three daily VWAPs during the draw down pricing period preceding such current draw down pricing period. For purposes of a recommencement following a suspension, the purchase price shall be the lower of the foregoing and the closing price of the Company’s common stock on the trading day prior to the recommencement date; and for purposes of the first draw down the purchase price shall mean the VWAP for the 15 consecutive trading days after the effective date of the Second Ironridge Registration Statement. The Company will deliver the shares sold to Ironridge by the third trading day following the draw down pricing period. Ironridge is entitled to liquidate damages in connection with certain delays in the delivery of any draw down shares. The Stock Purchase Agreement also provides for a commitment fee to Ironridge of 3,000,000 shares of the Company’s common stock (the “Commitment Fee Shares”). The Company issued 25,000,000 shares to Ironridge under the equity line during 2012 (inclusive of the commitment shares), for which it received $379,220 in proceeds. Subsequent to the year end, the Company issued 9,000,000 shares under the equity line and had received $153,040 in proceeds.

Conditions to Ironridge’s obligation to purchase shares including the following: trading in the Company’s common stock must not be suspended by the SEC or other applicable trading market; the Company must not have experienced a material adverse effect; all liquidated damages and other amounts owing to Ironridge must be paid in full; the Second Ironridge Registration Statement must be effective with respect to Ironridge’s resale of all shares purchased under the facility; there must be a sufficient number of authorized but unissued shares of the Company’s common stock; and the issuance must not cause Ironridge to own more than 9.99% of the then outstanding shares of the Company’s common stock.

The Stock Purchase Agreement will terminate if the Company’s common stock is not listed on one of several specified trading markets (which include the NYSE AMEX, OTC Bulletin Board and Pink Sheets, among others) or if the Company files for protection from its creditors. The Company may terminate the Stock Purchase Agreement with three days’ notice if Ironridge fails to fund any properly noticed draw down with five trading days.

Under the Second Ironridge Registration Rights Agreement the Company granted to Ironridge certain registration rights related to the shares issuable in accordance with the Stock Purchase Agreement. Under the Registration Rights Agreement, the Company agreed to prepare and file with the SEC one or more registration statements for the purpose of registering the resale of the maximum shares of common stock issuable pursuant to the Stock Purchase Agreement (the “Registrable Securities”). The Company is also required to amend such registration statement or file with the SEC such additional registration statement(s) as necessary to allow the continued registered resale of all the Registrable Securities.

 JMJ Financing

On August 14, 2012, the Company entered into a financing arrangement pursuant to which it may borrow up to $400,000 in convertible, unsecured debt, at the discretion of the lender. The Company issued a promissory note in favor of a lender with a principal sum of $445,000 (with a $45,000 original issue discount).  The debt is to be issued at a 10% discount, matures twelve months from the date funded, has a one time 10% interest charge if not paid within 90 days, and is convertible at the option of the lender into shares of the Company’s common stock at the lesser of $0.02 per share or 75% of the lowest closing price in the 25 trading days prior to conversion.  The note might be accelerated if an event of default occurs under the terms of the note, including the Company’s failure to pay principal and interest when due, certain bankruptcy events or if the Company is delinquent in its SEC filings.

On August 15, 2012, the Company borrowed an initial $100,000 under the arrangement, in connection with which it issued to the lender immediately exercisable warrants to purchase 2,777,777 shares of common stock at an initial exercise price of $0.018 per share.  Debt was recorded at a discount in the amount of $32,888, representing the relative fair value of the warrants.  The debt shall accrete in value over its one year term to its face value of approximately $111,000. Additionally, a liability of $49,000 has been recorded as the fair value of the warrant as a result of a down round adjustment to the exercise price of the warrants. In connection with the issuance of the $100,000 note there is a beneficial conversion feature of approximately $25,000, which will be amortized over the one year term of the note. The amortization expense recorded as of year-end was approximately $10,000.

On November 8, 2012, the Company borrowed an additional $100,000 under the agreement, in connection with which it issued the lender immediately exercisable warrants to purchase 2,500,000 shares of common stock at an initial exercise price of $0.02 per share.  As an inducement to enter into the loan the Company issued the lender 1,850,000 shares of common stock with a fair value of $37,925 at the time of issuance, which will be amortized over the one year life of the note.  The debt was recorded at a discount in the amount of $32,683, representing the relative fair value of the warrants.  The debt shall accrete in value over its one year term to its face value of approximately $110,000. Additionally, a liability of $49,000 has been recorded as the fair value of the warrant as a result of a down round adjustment to the exercise price of the warrants. In connection with the issuance of the $100,000 note there is a beneficial conversion feature of approximately $25,000, which will be amortized over the one year term of the note. The impact of the amortization for the year-end was nominal.

On February 27, 2013, the Company borrowed an additional $75,000 under the agreement, in connection with which it issued the lender immediately exercisable warrants to purchase 1,704,545 shares of common stock at an initial exercise price of $0.022 per share.

Other Financing

On September 7, 2012, the Company issued a Secured Promissory Note (the “Caragol Note”) in the principal amount of $200,000 to William J. Caragol (“Caragol”), the Company’s chairman and chief executive officer, in connection with a $200,000 loan to the Company by Caragol. The Caragol Note accrues interest at a rate of 5% per annum, and principal and interest on the Caragol Note are due and payable on September 6, 2013. The Company agreed to accelerate the repayment of principal and interest in the event that the Company raises at least $1,500,000 from any combination of equity sales, strategic agreements, or other loans, with no prepayment penalty for any paydown prior to maturity. The Caragol Note was secured by a subordinated security interest in substantially all of the assets of the Company pursuant to a Security Agreement between the Company and Caragol dated September 7, 2012 (the “Caragol Security Agreement”). The Caragol Note may be accelerated if an event of default occurs under the terms of the Caragol Note or the Caragol Security Agreement, or upon the insolvency, bankruptcy, or dissolution of the Company. As of December 31, 2012, the Company has paid $100,000 of the principal amount of the Caragol Note and all accrued interest owed on the date of payment on December 18, 2012.  Additionally, the Company and Caragol terminated the Caragol Security Agreement effective January 16, 2013.

Note 6 - Stock-Based Compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

5. Stock-Based Compensation

On August 26, 2011, the Company’s stockholders approved and adopted the PositiveID Corporation 2011 Stock Incentive Plan (the “2011 Plan”). The 2011 Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares, SARs and other stock-based awards to employees and consultants. Under the 2011 Plan, up to 1 million shares of common stock may be granted pursuant to awards.

A summary of option activity under the Company’s stock incentive plans as of June 30, 2013, and changes during the six months then ended is presented below (in thousands, except per share amounts):

	Number of Options	Weighted Average Exercise Price Per Share
Outstanding at January 1, 2013	429	$15.50
Granted	—	$—
Exercised	—	$—
Forfeited	(2)	$66.20
Outstanding at June 30, 2013	427	$15.30
Exercisable at June 30, 2013	393	$16.54

The Black-Scholes model, which the Company uses to determine compensation expense, requires the Company to make several key judgments including:

●	the value of the Company’s common stock;

●	the expected life of issued stock options;

●	the expected volatility of the Company’s stock price;

●	the expected dividend yield to be realized over the life of the stock option; and

●	the risk-free interest rate over the expected life of the stock options.

The Company’s computation of the expected life of issued stock options was determined based on historical experience of similar awards giving consideration to the contractual terms of the stock-based awards, vesting schedules and expectations about employees’ future length of service. The interest rate was based on the U.S. Treasury yield curve in effect at the time of grant. The computation of volatility was based on the historical volatility of the Company’s common stock.

A summary of restricted stock outstanding under the Company’s stock incentive plans as of June 30, 2013 and changes during the six months then ended is presented below (in thousands):

Unvested at January 1, 2013	215
Issued	180
Vested	(95)
Forfeited	—
Unvested at June 30, 2013	300

Additionally, the Company has 3,314,090 unvested restricted shares outstanding, not issued under stock incentive plans, which have been issued to employees, directors, and consultants. These restricted shares vest between October 1, 2013 and January 1, 2016.

The Company recorded an expense related to stock options and restricted stock issued to employees and advisors of approximately $204,000 and $170,000 for the three months ended June 30, 2013 and 2012, respectively and $449,000 and $759,000 to the six months ended June 30, 2013 and 2012, respectively.

As of June 30, 2013 the Company had $1.2 million of unamortized compensation related to stock option and restricted share grants. This compensation will be amortized as an operating expense over the remainder of 2013, and the years ended December 31, 2014 and 2015.

6.   Stockholders’ Equity

Authorized Common Stock

As of December 31, 2011, the Company was authorized to issue 70 million shares of common stock, $0.01 par value. On January 27, 2012, the Company’s stockholders approved an increase in the number of authorized shares of common stock of the Company from 70 million shares to 175 million shares. On May 31, 2012, the Company’s stockholders approved a further increase in the number of authorized shares of common stock of the Company from 175 million shares to 470 million shares.

On March 11, 2013, the Company issued a proxy statement soliciting stockholder approval authorizing to Board of Directors to effect a reverse stock split of our common stock at a ratio in the range of 1-for-10 to 1-for-25.

Stock Option Plans

On November 10, 2009, the Company adopted the VeriChip 2009 Stock Incentive Plan (the “VeriChip 2009 Plan”). Under the VeriChip 2009 Plan, the number of shares for which options, SARs or performance shares may be granted is 8.0 million. As of December 31, 2012, approximately 7.9 million options and shares have been granted under the VeriChip 2009 Plan. As of December 31, 2012, 56,000 remaining shares may be granted under the VeriChip 2009 Plan.

On August 26, 2011, the Company’s stockholders approved and adopted the PositiveID Corporation 2011 Stock Incentive Plan (the “2011 Plan”). The 2011 Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares, SARs and other stock-based awards to employees and consultants. As of December 31, 2012, approximately 21 million options and shares have been granted under the 2011 Plan, and approximately 3.9 million remaining shares may be granted under the 2011 Plan. Awards to employees under the Company’s stock option plans generally vest over a two-year period, with pro-rata vesting upon the anniversary of the grant. Awards of options have a maximum term of ten years and the Company generally issues new shares upon exercise.

In addition, as of December 31, 2012, 11.5 million warrants to purchase the Company’s common stock have been granted outside of the Company’s plans, which remain outstanding as of December 31, 2012. These warrants were granted at exercise prices ranging from $0.23 to $0.88 per share, are fully vested and are exercisable for a period from seven to nine years.

On November 10, 2009, the Company assumed all of Steel Vault Corporation’s (“Steel Vault”) obligations under the SysComm International Corporation 2001 Flexible Stock Plan, as amended and restated, and each option outstanding thereunder, provided that the obligation to issue shares of the Company’s common stock, as adjusted to reflect the exchange ratio set forth in the merger with Steel Vault, was substituted for the obligation to issue shares of Steel Vault common stock.  On November 10, 2009, pursuant to the merger with Steel Vault, approximately 6.7 million outstanding Steel Vault options were converted into 3.3 million Company options. These options were granted at exercise prices ranging from $0.36 to $2.00 per share, are fully vested and are exercisable for a period up to ten years from the vesting date.

A summary of option activity under the Company’s option plans for the years ended December 31, 2012 and 2011 is as follows (in thousands, except per share amounts):

	2012		2011
	Number of Options	Weighted- Average Exercise Price	Number of Options	Weighted- Average Exercise Price
Outstanding on January 1	4,148	$1.60	3,216	$2.03
Granted	7,065	$0.04	1,285	$0.24
Exercised	—	$—	—	$—
Forfeited	(481)	$0.57	(353)	$0.60
Outstanding at end of year	10,732	$0.63	4,148	$1.60
Exercisable at end of year	5,518	$1.17	2,899	$2.18
Shares available for grant at end of year	6,584		5,191

The following table summarizes information about stock options at December 31, 2012 (in thousands, except weighted-average amounts):

			Outstanding Stock Options			Exercisable Stock Options
Range of Exercise Prices			Shares	Weighted- Average Remaining Contractual Life (years)	Weighted- Average Exercise Price	Shares	Weighted- Average Exercise Price
$0.00	to	$0.36	8,969	10.0	$0.09	3,754	$0.17
$0.37	to	$0.62	816	7.1	$0.41	816	$0.41
$0.68	to	$1.99	170	3.6	$1.10	170	$1.1
$2.00	to	$5.75	348	4.6	$5.59	348	$5.59
Above $5.75			429	2.1	$7.78	429	$7.78
			10,732	9.2	$0.63	5,517	$1.17
Vested options			5,518	8.0	$1.17

The weighted average per share fair value of grants made in 2012 and 2011 under the Company’s incentive plans was $0.04 and $0.24, respectively.

There are inherent uncertainties in making estimates about forecasts of future operating results and identifying comparable companies and transactions that may be indicative of the fair value of the Company’s securities. The Company believes that the estimates of the fair value of its common stock options at each option grant date were reasonable under the circumstances.

The Black-Scholes model, which the Company uses to estimate the fair value of the options it grants, requires the Company to make several key judgments including:

●	the value of the Company’s common stock;

●	the expected life of issued stock options;

●	the expected volatility of the Company’s stock price;

●	the expected dividend yield to be realized over the life of the stock option; and

●	the risk-free interest rate over the expected life of the stock options.

The Company’s computation of the expected life of issued stock options was determined based on historical experience of similar awards giving consideration to the contractual terms of the stock-based awards, vesting schedules and expectations about employees’ future length of service. The interest rate was based on the U.S. Treasury yield curve in effect at the time of grant. The computation of volatility was based on the historical volatility of the Company’s common stock.

The fair values of the options granted were estimated on the grant date using the Black-Scholes valuation model based on the following weighted-average assumptions:

	2012	2011
Expected dividend yield	—	—
Expected stock price volatility	126%	118%
Risk-free interest rate	1.12%	1.35%
Expected term (in years)	6.0	6.0

A summary of restricted stock outstanding under the stockholder approved plans outstanding as of December 31, 2012 and 2011 and changes during the years then ended is presented below (in thousands):

	2012	2011
Unvested at January 1	4,540	6,623
Issued	10,648	3,424
Vested	(9,788)	(5,502)
Forfeited	(25)	(5)
Unvested at end of period	5,375	4,540

Warrants

On November 10, 2009, pursuant to the merger with Steel Vault, all outstanding Steel Vault warrants were converted into approximately 0.3 million Company warrants. These warrants were granted at exercise prices ranging from $0.60 to $0.88 per share, are fully vested and are exercisable for a period of five years from the vest date. The warrants expire in 2014.

On August 15, 2012, pursuant to the JMJ Financial financing agreement, the Company issued immediately exercisable warrants to purchase 2,777,777 shares of common stock at an initial exercise price of $0.018 per share and are exercisable for a period of five years from the vest date. The warrants expire in 2017.

On November 8, 2012, pursuant to the JMJ Financial financing agreement, the Company issued immediately exercisable warrants to purchase 2,500,000 shares of common stock at an initial exercise price of $0.02 per share and are exercisable for a period of five years from the vest date. The warrants expire in 2017.

On December 19, 2012, pursuant to an advisory agreement with Secure Strategy Group, the Company committed to issue immediately exercisable warrants to purchase 6,000,000 shares of common stock at an initial exercise price of $0.03 per share and are exercisable for a period of five years from the vest date. As of March 31, 2013, the Company has not issued the warrants. The warrants will expire in 2017.

On February 27, 2013, pursuant to the JMJ Financial financing agreement, the Company issued immediately exercisable warrants to purchase 1,704,545 shares of common stock at an initial exercise price of $0.022 per share and are exercisable for a period of five years from the vest date. The warrants expire in 2018.

Stock-Based Compensation

Stock-based compensation expense for awards granted is recognized on a straight-line basis over the requisite service period based on the grant-date fair value. Forfeitures are estimated at the time of grant and require the estimates to be revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The Company recorded compensation expense related to stock options and restricted stock of approximately $1,722,000 and $3,434,000 for the years ended December 31, 2012 and 2011, respectively. The intrinsic value for all options outstanding was approximately nil and nil as of December 31, 2012 and 2011, respectively.

During the year ended December 31, 2012, the Company issued, under the 2011 Plan, an aggregate of 6,880,000 shares of restricted stock to employees valued between $0.02 and $0.19 per share, and recorded related stock-based compensation of approximately $118,183. During the year ended December 31, 2011, the Company issued, under the VeriChip 2009 Plan, an aggregate of 370,000 shares of restricted stock to employees valued between $0.38 and $0.55 per share, and recorded related stock-based compensation of approximately $2,680,000.

During the year ended December 31, 2012, the Company issued, outside of the approved employee stock incentive plans, an aggregate of 12,580,150 shares of restricted stock and, under the 2011 Plan, an aggregate of 1,300,000 shares of restricted stock to consultants and advisors valued between $0.01 and $0.15 per share and recorded related stock-based compensation of approximately $756,000. During the year ended December 31, 2011, the Company issued, outside of the approved employee stock incentive plans, an aggregate of 2,204,286 shares of restricted stock and, under the 2011 Plan, an aggregate of 850,000 shares of restricted stock to consultants and advisors valued between $0.13 and $0.57 per share and recorded related stock-based compensation of approximately $601,000. Stock compensation expense recorded related to option grants to employees and consultants were $390,000 for the year ended December 31, 2012. Stock compensation expense related to option grants to employees and consultants for the year ended December 31, 2011 was not significant.

Note 7 - Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

6. Income Taxes

The Company had an effective tax rate of nil for the six months ended June 30, 2013 and 2012. The Company incurred losses before taxes for the six months ended June 30, 2013 and 2012. However, it has not recorded a tax benefit for the resulting net operating loss carryforwards, as the Company has determined that a full valuation allowance against its net deferred tax assets was appropriate based primarily on its historical operating results.

In July 2008, the Company completed the sale of all of the outstanding capital stock of Xmark to Stanley. In January 2010, Stanley received a notice from the Canadian Revenue Agency (“CRA”) that the CRA would be performing a review of Xmark’s Canadian tax returns for the periods 2005 through 2008.  This review covers all periods that the Company owned Xmark.

In February 2011, and as revised on November 9, 2011, Stanley received a notice from the CRA that the CRA completed its review of the Xmark returns and was questioning certain deductions attributable to allocations from related companies on the tax returns under review. In November and December 2011, the CRA and the Ministry of Revenue of the Province of Ontario issued notices of reassessment confirming the proposed adjustments. The total amount of the income tax reassessments for the 2006-2008 tax years, including both provincial and federal reassessments, plus interest, was approximately $1.4 million.

On January 20, 2012, the Company received an indemnification claim notice from Stanley related to the matter. The Company does not agree with the position taken by the CRA, and filed a formal appeal related to the matter on March 8, 2012. In addition, on March 28, 2012, Stanley received assessments for withholding taxes on deemed dividend payments in respect of the disallowed management fee totaling approximately $0.2 million, for which we filed a formal appeal on June 7, 2012. In October 2012, the Company submitted a Competent Authority filing to the U.S. IRS seeking relief in the matter. In connection with the filing of the appeals, Stanley was required to remit an upfront payment of a portion of the tax reassessment totaling approximately $950,000. The Company has also filed a formal appeal related to the withholding tax assessments, pursuant to which Stanley was required to remit an additional upfront payment of approximately $220,000. Pursuant to a letter agreement dated March 7, 2012, the Company has agreed to repay Stanley for the upfront payments, plus interest at the rate of five percent per annum, in 24 equal monthly payments beginning on June 1, 2012. To the extent that the Company and Stanley reach a successful resolution of the matter through the appeals process, the upfront payment (or a portion thereof) will be returned to Stanley or the Company as applicable.  Based on the Company’s review of the correspondence and evaluation of the supporting detail, it does not believe that the ultimate resolution of this matter will have a material negative impact on the Company’s historical tax liabilities or results of operations. The Company has established an accrual of $400,000 for this contingency, which management believes is adequate.  This accrual was reclassified as a liability to Stanley and recorded in the tax contingency line in the consolidated balance sheets, and a prepaid tax advance to Stanley in the amount of $708,000 has been recorded, as of
June 30, 2013.

During 2012 and continuing into 2013, the Company has been delinquent in its payments to Stanley.  The Company and Stanley have agreed to monthly payments of approximately $26,000 per month for 2013. The outstanding balance of the liability to Stanley is $896,000 as of June 30, 2013.

7.   Income Taxes

The Company accounts for income taxes under the asset and liability approach. Deferred taxes are recorded based upon the tax impact of items affecting financial reporting and tax filings in different periods. A valuation allowance is provided against net deferred tax assets where the Company determines realization is not currently judged to be more likely than not.

The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and liabilities consist of the following (in thousands):

	December 31,
	2012	2011
Deferred tax assets (liabilities):
Accrued expenses and reserves	$528	$674
Stock-based compensation	284	3,369
Intangibles	(227)	(369)
Property and equipment	(1)	(4)
Net operating loss carryforwards	26,185	23,241
Gross deferred tax assets	26,769	26,911
Valuation allowance	(26,769)	(26,911)
Net deferred taxes	$—	$—

The valuation allowance for U.S. deferred tax assets decreased by approximately $0.1 million and $1.8 million in 2012 and 2011, respectively, due mainly to the generation of U.S. net operating losses. As a result of the Company’s history of incurring operating losses a full valuation allowance against the net deferred tax asset has been recorded at December 31, 2012 and 2011.

The difference between the effective rate reflected in the provision for income taxes on loss before taxes and the amounts determined by applying the applicable statutory U.S. tax rate are analyzed below:

	2012	2011
	%	%
Statutory tax benefit	(34)	(34)
State income taxes, net of federal effects	(4)	(4)
Permanent items	1	1
Change in deferred tax asset valuation allowance	37	37
Provision for income taxes	—	—

As of December 31, 2012, the Company had U.S. federal net operating loss carry forwards of approximately $71.6 million (including approximately $9.8 million from Steel Vault through the date of the Merger) for income tax purposes that expire in various amounts through 2032. The Company also has approximately $45.9 million of state net operating loss carryforwards that expire in various amounts through 2032.

Based upon the change of ownership rules under IRC Section 382, the Company experienced a change of ownership in December 2007 exceeding the 50% limitation threshold imposed by IRC Section 382. The Company experienced subsequent changes in ownership during 2008 through 2012 as a result of the Company issuing common shares which could potentially result in additional changes of ownership under IRC Section 382. The acquired net operating losses of Steel Vault are subject to a similar limitation under IRC Section 382. As a result the Company’s future utilization of its net operating loss carryforwards will be significantly limited as to the amount of use in any particular year, and consequently may be subject to expiration.

The Company files consolidated tax returns in the United States federal jurisdiction and in the various states in which it does business. In general, the Company is no longer subject to U.S. federal or state income tax examinations for years before December 31, 2009.

In July 2008, the Company completed the sale of all of the outstanding capital stock of Xmark to Stanley. In January 2010, Stanley received a notice from the Canadian Revenue Agency (“CRA”) that the CRA would be performing a review of Xmark’s Canadian tax returns for the periods 2005 through 2008.  This review covers all periods that the Company owned Xmark.

In February 2011, and as revised on November 9, 2011, Stanley received a notice from the CRA that the CRA completed its review of the Xmark returns and was questioning certain deductions attributable to allocations from related companies on the tax returns under review. In November and December 2011, the CRA and the Ministry of Revenue of the Province of Ontario issued notices of reassessment confirming the proposed adjustments. The total amount of the income tax reassessments for the 2006-2008 tax years, including both provincial and federal reassessments, plus interest, was approximately $1.4 million.

On January 20, 2012, the Company received an indemnification claim notice from Stanley related to the matter. The Company does not agree with the position taken by the CRA, and filed a formal appeal related to the matter on March 8, 2012.In addition, on March 28, 2012, Stanley received assessments for withholding taxes on deemed dividend payments in respect of the disallowed management fee totaling approximately $0.2 million, for which we filed a formal appeal on June 7, 2012. In October 2012, the Company submitted a Competent Authority filing to the U.S. IRS seeking relief in the matter. In connection with the filing of the appeals, Stanley was required to remit an upfront payment of a portion of the tax reassessment totaling approximately $950,000. The Company has also filed a formal appeal related to the withholding tax assessments, pursuant to which Stanley was required to remit an additional upfront payment of approximately $220,000. Pursuant to a letter agreement dated March 7, 2012, the Company has agreed to repay Stanley for the upfront payments, plus interest at the rate of five percent per annum, in 24 equal monthly payments beginning on June 1, 2012. To the extent that the Company and Stanley reach a successful resolution of the matter through the appeals process, the upfront payment (or a portion thereof) will be returned to Stanley or the Company as applicable.  Based on the Company’s review of the correspondence and evaluation of the supporting detail, it does not believe that the ultimate resolution of this matter will have a material negative impact on the Company’s historical tax liabilities or results of operations. The Company has established an accrual of $400,000 for this contingency, which management believes is adequate.  This accrual was reclassified as a liability to Stanley and recorded in the tax contingency line in the consolidated balance sheets, and a prepaid tax advance to Stanley in the amount of $738,000 has been recorded, as of December 31, 2012.

During 2012 and continuing into 2013, the Company has been delinquent in its payments to Stanley.  The Company and Stanley have agreed to monthly payments of approximately $26,000 per month for 2013.

Note 8 - Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

7. Legal Proceedings

The Company is a party to certain legal actions, as either plaintiff or defendant, arising in the ordinary course of business, none of which is expected to have a material adverse effect on the Company’s business, financial condition or results of operations. However, litigation is inherently unpredictable, and the costs and other effects of pending or future litigation, governmental investigations, legal and administrative cases and proceedings, whether civil or criminal, settlements, judgments and investigations, claims or charges in any such matters, and developments or assertions by or against the Company relating to the Company or to the Company’s intellectual property rights and intellectual property licenses could have a material adverse effect on the Company’s business, financial condition and operating results.

8.   Commitments and Contingencies

Lease Commitments

The Company leases certain office space under noncancelable operating leases, including the Company’s corporate offices in Delray Beach, Florida under a lease scheduled to expire in August 2015 and office space for the Company’s MFS subsidiary in Pleasanton, California under a lease scheduled to expire in April 2015. Rent expense under operating leases totaled approximately $241,000 and $365,000 for the years ended December 31, 2012 and 2011, respectively. Future minimum lease payments under operating leases at December 31, 2012 are as follows (in thousands):

2013	$123
2014	127
2015	55
$305

Legal Proceedings

The Company is a party to certain legal actions, as either plaintiff or defendant, arising in the ordinary course of business, none of which is expected to have a material adverse effect on the Company’s business, financial condition or results of operations. However, litigation is inherently unpredictable, and the costs and other effects of pending or future litigation, governmental investigations, legal and administrative cases and proceedings, whether civil or criminal, settlements, judgments and investigations, claims or charges in any such matters, and developments or assertions by or against the Company relating to the Company or to the Company’s intellectual property rights and intellectual property licenses could have a material adverse effect on the Company’s business, financial condition and operating results.

Note 9 - Employment Contracts and Stock Compensation to Related Parties	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

8.   Employment Contracts and Stock Compensation to Related Parties

On September 30, 2011, the Company entered into a First Amendment to Employment and Non-Compete Agreement (the “First Silverman Amendment”) with Mr. Silverman in connection with Mr. Silverman’s ceasing to be the Company’s Chief Executive Officer. The First Silverman Amendment amended the Employment and Non-Compete Agreement dated November 11, 2010 between the Company and Mr. Silverman and provided for, among other things, the issuance of restricted stock of the Company to Mr. Silverman in the aggregate amount of approximately $3.4 million (the “Restricted Stock”) in lieu of contractually-committed cash salary and bonus for 2012 through 2015. The Restricted Stock was to be issued based upon the average daily volume-weighted average price of the Company’s common stock for the five trading days preceding the date of the First Silverman Amendment. The Restricted Stock was subject to registration rights and price protection provisions, and was to be granted upon the earlier of (i) a reverse stock split or (ii) the receipt of stockholder approval to increase the number of authorized shares of common stock of the Company to at least 7 million shares. The Restricted Stock was price protected through the date on which the registration statement registering such shares became effective, such that if the value of the Restricted Stock at such time was less than the average daily volume-weighted average price of the Company’s common stock for the five trading days preceding the date of the First Silverman Amendment, additional shares would be issued to subsidize any shortfall. On January 27, 2012, the Company issued the Restricted Stock to Mr. Silverman, totaling 0.7 million shares.

On December 6, 2011, the Compensation Committee approved an Amended and Restated Employment, Consulting and Non-Compete Agreement (the “Amended and Restated Agreement”) between the Company and Mr. Silverman in connection with Mr. Silverman’s negotiated departure from the Board of Directors of the Company as of December 6, 2011 and his continued service as consultant to the Company until March 1, 2012. The Amended and Restated Agreement amends and restates the Employment and Non-Compete Agreement dated November 11, 2010 between the Company and Mr. Silverman and the First Silverman Amendment, and provides for, among other things, clarification of the terms of Mr. Silverman’s separation from the Company and continued vesting of Mr. Silverman’s unvested stock grants. The Company also granted Mr. Silverman a security interest in substantially all of the Company’s assets (the “Security Agreement”) until such time as the stock obligations under the Amended and Restated Agreement were fulfilled.

Under the Amended and Restated Agreement, the Company agreed to satisfy certain contractual obligations totaling approximately $462,000, which was recorded in accrued liabilities at December 31, 2011 (the “Contractual Obligations”), through the issuance of 98,724 shares of common stock from the 2011 Plan to Mr. Silverman (the “Contractual Obligations Stock”) on January 2, 2012. On January 2, 2012, the Company issued the Contractual Obligations Stock to Mr. Silverman. The Company filed a registration statement on Form S-1 for resale of the Restricted Stock (the “Registration Statement”) with the SEC on January 31, 2012, as amended on February 2, 2012 and as further amended on February 13, 2012, March 28, 2012 and April 6, 2012.

On March 23, 2012, the Board of Directors approved a First Amendment to the Amended and Restated Agreement (the “First Amendment to Amended and Restated Employment Agreement”) between the Company and Mr. Silverman in connection with the elimination of any and all price protection provisions under the Amended and Restated Agreement and any other further registration rights obligations. Under the First Amendment to Amended and Restated Agreement, the Company agreed to issue 0.54 million shares of restricted stock of the Company to Mr. Silverman on March 23, 2012 (the “Price Protection Shares”). The Price Protection Shares were issued in order to (i) eliminate any and all price protection provisions under the Amended and Restated Agreement, including, but not limited to, any price protection provisions relating to a reverse stock split, and (ii) any further registration rights obligations.  The Price Protection Shares were included on a pre-effective amendment to the Registration Statement filed with the SEC on March 28, 2012, which Registration Statement went effective on April 10, 2012. Upon effectiveness of the Registration Statement, the Security Agreement terminated.

On December 6, 2011, the Compensation Committee approved a First Amendment to Employment and Non-Compete Agreement (the “First Caragol Amendment”) between the Company and Mr. Caragol in connection with Mr. Caragol’s assumption of the position of Chairman of the Board of the Company effective December 6, 2011. The First Caragol Amendment amends the Employment and Non-Compete Agreement dated November 11, 2010, between the Company and Mr. Caragol and provides for, among other things, the elimination of any future guaranteed raises and bonuses, other than a 2011 bonus of $375,000 to be paid beginning January 1, 2012 in twelve (12) equal monthly payments. This bonus was not paid during 2012 and on January 8, 2013, $300,000 of such bonus was converted into 738,916 shares of our restricted common stock, which vest on January 1, 2016.  The remaining $75,000 remains deferred.  The First Caragol Amendment obligates the Company to grant to Mr. Caragol an aggregate of 0.5 million shares of restricted stock over a four-year period as follows: (i) 100,000 shares upon execution of the First Caragol Amendment, which shall vest on January 1, 2014, (ii) 100,000 shares on January 1, 2012, which shall vest on January 1, 2015, (iii) 100,000  shares on January 1, 2013, which shall vest on January 1, 2015, (iv) 100,000 shares on January 1, 2014, which shall vest on January 1, 2016, and (v) 100,000  shares on January 1, 2015, which shall vest on January 1, 2016. Stock compensation expense related to the restricted share grants totaled approximately $180,000 and $172,000 for the six months ended June 30, 2013 and 2012, respectively.

On February 21, 2013, the Board approved a Tax Equalization Plan to compensate board members for permanent out-of-pocket tax payments incurred by accepting equity compensation in lieu of cash consideration between 2010-2012. The total plan compensation is $510,000 in aggregate and will only be paid out such time as the Company has sufficient working capital. The Company expensed the compensation in the six months ended June 30, 2013.

9.   Employment Contracts and Stock Compensation to Related Parties

On November 10, 2010, the Company’s compensation committee (the “Compensation Committee”) approved a five year Employment and Non-Compete Agreement for Scott R. Silverman, the Company’s former chairman and chief executive officer, and a five year Employment and Non-Compete Agreement for Mr. Caragol. Beginning in 2011, Mr. Silverman and Mr. Caragol were to receive a base salary of $375,000 and $225,000, respectively. During the term, each executive was entitled to receive a minimum annual bonus for each calendar year of the term in an amount equal to a minimum of one (1) times such executive’s base salary. Additionally, the Compensation Committee had the authority to approve a discretionary bonus for each year of the term. Pursuant to the agreements, Mr. Silverman and Mr. Caragol received 1,000,000 and 750,000 shares of restricted stock, respectively. These restricted shares vested 50% on January 1, 2012 and 50% on January 1, 2013.

On September 30, 2011, the Company entered into a First Amendment to Employment and Non-Compete Agreement (the “First Silverman Amendment”) with Mr. Silverman in connection with Mr. Silverman’s ceasing to be the Company’s chief executive officer. The First Silverman Amendment amended the Employment and Non-Compete Agreement dated November 11, 2010 between the Company and Mr. Silverman and provided for, among other things, the issuance of restricted stock of the Company to Mr. Silverman in the aggregate amount of approximately $3.4 million (the “Restricted Stock”) in lieu of contractually-committed cash salary and bonus for 2012 through 2015. The Restricted Stock was to be issued based upon the average daily volume-weighted average price of the Company’s common stock for the five trading days preceding the date of the First Silverman Amendment. The Restricted Stock was subject to registration rights and price protection provisions, and was to be granted upon the earlier of (i) a reverse stock split or (ii) the receipt of stockholder approval to increase the number of authorized shares of common stock of the Company to at least 175 million shares. The Restricted Stock was price protected through the date on which the registration statement registering such shares became effective, such that if the value of the Restricted Stock at such time was less than the average daily volume-weighted average price of the Company’s common stock for the five trading days preceding the date of the First Silverman Amendment, additional shares were to be issued to subsidize any shortfall. In connection with the execution of the First Silverman Amendment, a non-cash charge of approximately $3.4 million was recorded in the third quarter of 2011, for which a corresponding liability has been established in the accompanying consolidated balance sheet as of December 31, 2011. On January 27, 2012, the Company issued the Restricted Stock to Mr. Silverman, totaling 18.1 million shares.

On December 6, 2011, the Compensation Committee approved an Amended and Restated Employment, Consulting and Non-Compete Agreement (the “Amended and Restated Agreement”) between the Company and Mr. Silverman in connection with Mr. Silverman’s negotiated departure from the Board of Directors of the Company as of December 6, 2011 and his continued service as consultant to the Company until March 1, 2012. The Amended and Restated Agreement amends and restates the Employment and Non-Compete Agreement dated November 11, 2010 between the Company and Mr. Silverman and the First Silverman Amendment, and provides for, among other things, clarification of the terms of Mr. Silverman’s separation from the Company and continued vesting of Mr. Silverman’s unvested stock grants. The Company also granted Mr. Silverman a security interest in substantially all of the Company’s assets (the “Silverman Security Agreement”) until such time as the stock obligations under the Amended and Restated Agreement are fulfilled. In 2012, the Company recorded an expense of $361,600 for this stock based compensation.

Under the Amended and Restated Agreement, the Company agreed to satisfy certain contractual obligations of $461,538 (the “Contractual Obligations”) through the issuance of 2,468,118 shares of common stock from the 2011 Plan to Mr. Silverman (the “Contractual Obligations Stock”) on January 2, 2012. If the Company received $1,000,000 of proceeds from a financing transaction or a series of financing transactions between December 6, 2011 and the date in which a registration statement registering the Contractual Obligations Stock became effective, the Company was required to pay Mr. Silverman $100,000 in cash compensation in 2012 and Mr.

Silverman would return 534,789 shares of common stock to the Company. If a registration statement for the Contractual Obligations Stock did not become effective on or before March 31, 2012, Mr. Silverman could have returned the Contractual Obligations Stock in exchange for cash compensation in the amount of $461,538, less any cash compensation payments made to Mr. Silverman as described herein. On January 2, 2012, the Company issued the Contractual Obligations Stock to Mr. Silverman. The Company filed a registration statement on Form S-1 for resale of the Restricted Stock (the “Silverman Registration Statement”) with the SEC on January 31, 2012, as amended February 2, 2012 and February 13, 2012.

On March 23, 2012, the Board of Directors approved a First Amendment to Amended and Restated Employment, Consulting and Non-Compete Agreement (the “First Amendment to Amended and Restated Agreement”) between the Company and Mr. Silverman in connection with the elimination of any and all price protection provisions under the Amended and Restated Agreement and any other further registration rights obligations. Under the First Amendment to Amended and Restated Agreement the Company agreed to issue 13,500,000 shares of Restricted Stock of the Company to Mr. Silverman on March 23, 2012 (the “Price Protection Shares”). The Price Protection Shares were issued in order to (i) eliminate any and all price protection provisions under the Amended and Restated Agreement, including, but not limited to, any price protection provisions relating to a reverse stock split, and (ii) any further registration rights obligations.  The Price Protection Shares were included on a pre-effective amendment to the Silverman Registration Statement which was filed with the SEC on March 28, 2012 and declared effective by the SEC on April 10, 2012. Upon effectiveness of the Silverman Registration Statement, the Silverman Security Agreement terminated. In connection with the issuance of the Price Protection Shares, a non-cash charge of approximately $1.5 million was recorded in the fourth quarter of 2011, based on the fair value of the shares at the date of issuance and for which a corresponding liability has been established in the accompanying consolidated balance sheet as of December 31, 2011.

On December 6, 2011, the Compensation Committee approved a First Amendment to Employment and Non-Compete Agreement (the “First Caragol Amendment”) between the Company and Mr. Caragol in connection with Mr. Caragol’s assumption of the position of Chairman of the Board of the Company effective December 6, 2011. The First Caragol Amendment amends the Employment and Non-Compete Agreement dated November 11, 2010, between the Company and Mr. Caragol and provides for, among other things, the elimination of any future guaranteed raises and bonuses, other than a 2011 bonus of $375,000 to be paid beginning January 1, 2012 in twelve (12) equal monthly payments. If in the reasonable discretion of the Board of Directors, the Company is unable to make the scheduled cash bonus payments, the Company shall have the option of (i) delaying payment(s), (ii) paying Mr. Caragol in Restricted Stock of the Company, or (iii) reaching some other mutually agreeable resolution with Mr. Caragol. The First Caragol Amendment obligates the Company to grant to Mr. Caragol an aggregate of 12.5 million shares of Restricted Stock over a 4 year period as follows: (i) 2.5 million shares upon execution of the First Caragol Amendment, which shall vest on January 1, 2014, (ii) 2.5 million shares on January 1, 2012, which shall vest on January 1, 2015, (iii) 2.5 million shares on January 1, 2013, which shall vest on January 1, 2015, (iv) 2.5 million shares on January 1, 2014, which shall vest on January 1, 2016, and (v) 2.5 million shares on January 1, 2015, which shall vest on January 1, 2016. We and Mr. Caragol agreed to delay the issuance of the first and second restricted share grants, for a total of 5,000,000 shares, until we had available shares under one of our stock incentive plans. The restricted shares were granted on October 4, 2012. Upon a change in control or in the event that Mr. Caragol terminates his employment for “constructive termination” (as such term is defined his employment agreement) or in the event we terminate his employment without cause, the restricted stock described above shall be issued within five (5) business days of such triggering event and all of the restricted stock shall vest immediately. If Mr. Caragol resigns, is terminated for cause, or his employment is terminated due to his death or disability, Mr. Caragol will forfeit the restricted shares discussed above. During 2012, the Company recorded $361,598 as an expense related to these grants.

Effective September 28, 2012, the employment of Bryan D. Happ (“Happ”), the Company’s former chief financial officer, terminated. In connection with the termination of Happ’s Employment and Non-Compete Agreement dated September 30, 2011, the Company and Happ entered into a Separation Agreement and General Release (the “Separation Agreement”) on September 28, 2012. Pursuant to the Separation Agreement, Happ will receive payments totaling $404,423 (the “Compensation”), consisting of past-due accrued and unpaid salary and bonus amounts plus termination compensation. Of the Compensation, $100,000 was paid in 5,000,000 shares of restricted common stock of the Company (such shares not issued under a stockholder approved plan) and $304,423 will be paid in cash. The cash balance of $304,423 will be repaid at a rate of $3,700 per bi-weekly pay period, subject to accelerated payment under certain events tied to significant cash receipts by the Company. During the three months ended September 30, 2012, the Company recorded a charge of $289,000, to record the equity and cash components of this obligation. Additionally, the Company recorded a charge of $67,341 to reflect the accelerated vesting of Happ’s stock options. As of March 31, 2013, the Company had paid $94,335 towards its cash obligation to Happ.

Also effective September 28, 2012, the Company appointed Mr. Caragol, as the Company’s acting chief financial officer.

Note 10 - Agreements with The Boeing Company	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Agreements With The Boeing Company [Abstract]
Agreements With The Boeing Company [Text Block]

9.   Agreements with The Boeing Company

On December 20, 2012, the Company entered into a Sole and Exclusive License Agreement (the “Boeing License Agreement”), a Teaming Agreement (“Teaming Agreement”), and a Security Agreement (“Boeing Security Agreement”) with The Boeing Company (“Boeing”).

The Boeing License Agreement provides Boeing the exclusive license to manufacture and sell PositiveID’s M-BAND airborne bio-threat detector for the U.S. Department of Homeland Security’s BioWatch Generation 3 opportunity, as well as other opportunities (government or commercial) that may arise in the North American market.  As consideration for entering into the Boeing License Agreement, Boeing agreed to pay a license fee of $2.5 million (the “Boeing License Fee”) to the Company in three installments, which has been paid in full as of June 30, 2013. The $2.5 million license fee received as of June 30, 2013 has been recorded as deferred revenue.

Under the Teaming Agreement, the Company retained exclusive rights to serve as the reagent and assay supplier of the M-BAND systems to Boeing. The Company also retained all rights to sell M-BAND units, reagents and assays in international markets.

Pursuant to the Boeing Security Agreement, the Company granted Boeing a security interest in all of its assets, including the licensed products and intellectual property rights (as defined in the Boeing License Agreement), to secure the Company’s performance under the Boeing License Agreement.

This Quarterly Report on Form 10-Q (this “Report”) contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect our current estimates, expectations and projections about our future results, performance, prospects and opportunities. Forward-looking statements include, without limitation, statements about our market opportunities, our business and growth strategies, our projected revenue and expense levels, possible future consolidated results of operations, the adequacy of our available cash resources, our financing plans, our competitive position and the effects of competition and the projected growth of the industries in which we operate, as well as the following statements:

●

the expectation that operating losses will continue for the near future, and that until we are able to achieve profits, we intend to continue to seek to access the capital markets to fund the development of our products;

●

that we seek to structure our research and development on a project basis to allow management of costs and results on a discrete short term project basis, the expectation that doing so may result in quarterly expenses that rise and fall depending on the underlying project status, and the expectation that this method of managing projects may allow us to minimize our firm fixed commitments at any given point in time;

●

that based on our review of the correspondence and evaluation of the supporting detail involving the Canada Revenue Agency audit, we do not believe that the ultimate resolution of this dispute will have a material negative impact on our historical tax liabilities or results of operations;

●	that we intend to continue to explore strategic opportunities, including potential acquisition opportunities of businesses that are complementary to ours;

●	that we do not anticipate declaring any cash dividends on our common stock;

●	that our ability to continue as a going concern is dependent upon our ability to obtain financing to fund the continued development of our products and working capital requirements;

●	that we are well positioned to compete for BioWatch Generation 3, Phase II of the BioWatch Program and to take meaningful steps in the monetization of our legacy diabetes management products;

●	that M-BAND was developed in accordance with DHS guidelines;

●	that the full-roll out of the BioWatch Generation 3, Phase II is estimated at $3.1 billion;

●

that our current cash resources, our expected access to capital under the equity line financing arrangements, and, if necessary, delaying and/or reducing certain research, development and related activities and costs, that we will have sufficient funds available to meet our working capital requirements for the near-term future;

●	that our products have certain technological advantages, but maintaining these advantages will require continual investment in research and development, and later in sales and marketing;

●

that if any of our manufacturers or suppliers were to cease supplying us with system components, we would be able to procure alternative sources without material disruption to our business, and that we plan to continue to outsource any manufacturing requirements of our current and under development products;

●	that medical application of our Firefly Dx and Dragonfly products, our breath glucose detection device, and GlucoChip product will require FDA clearance;

●

that we will receive royalties in the amount of ten percent on all gross revenues arising out of or relating to VeriTeQ’s sale of products, whether by license or otherwise, specifically relating to the United States Patent No. 7,125,382, “Embedded Bio Sensor System”, and a royalty of twenty percent on gross revenues generated under the Development and Supply Agreement between us and Medcomp dated April 2, 2009;

●

that we anticipate  recognizing the entire $2.5 million fee under the Boeing License Agreement as revenue in accordance with applicable accounting literature and Securities and Exchange Commission guidance; and

●

that we will receive royalties related to our license of the iglucose™ technology to Smart Glucose Meter Corp (“SGMC”) for up to $2 million based on potential future revenues of glucose test strips sold by SGMC.

This Quarterly Report on Form 10-Q also contains forward-looking statements attributed to third parties relating to their estimates regarding the size of the future market for products and systems such as our products and systems, and the assumptions underlying such estimates. Forward-looking statements include all statements that are not historical facts and can be identified by forward-looking statements such as “may,” “might,” “should,” “could,” “will,” “intends,” “estimates,” “predicts,” “projects,” “potential,” “continue,” “believes,” “anticipates,” “plans,” “expects” and similar expressions. Forward-looking statements are only predictions based on our current expectations and projections, or those of third parties, about future events and involve risks and uncertainties.

Although we believe that the expectations reflected in the forward-looking statements contained in this Quarterly Report on Form 10-Q are based upon reasonable assumptions, no assurance can be given that such expectations will be attained or that any deviations will not be material. In light of these risks, uncertainties and assumptions, the forward-looking statements, events and circumstances discussed in this Quarterly Report on Form 10-Q may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Important factors that could cause our actual results, level of performance or achievements to differ materially from those expressed or forecasted in, or implied by, the forward-looking statements we make in this Quarterly Report on Form 10-Q are discussed under “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2012 and include:

●	our ability to predict the extent of future losses or when we will become profitable;

●	our ability to continue as a going concern;

●	our ability to successfully consider, review, and if appropriate, implement other strategic opportunities;

●	our expectation that we will incur losses, on a consolidated basis, for the foreseeable future;

●	our ability to fund our operations and continued development of our products, including M-BAND, Dragonfly and Firefly;

●	our ability to obtain and maximize the amount of capital that we will have available to pursue business opportunities;

●	our ability to successfully identify strategic partners or acquirers for the GlucoChip and the breath glucose detection system;

●	our ability to obtain patents on our products, the validity, scope and enforceability of our patents, and the protection afforded by our patents;

●	the potential for costly product liability claims and claims that our products infringe the intellectual property rights of others;

●	our ability to comply with current and future regulations relating to our businesses;

●	the potential for patent infringement claims to be brought against us asserting that we are violating another party’s intellectual property rights;

●	the potential for an unfavorable outcome relating to the Canadian tax audit;

●	our ability to be awarded government contracts;

●	our ability to establish and maintain proper and effective internal accounting and financial controls;

●	our ability to receive royalties under the Asset Purchase Agreement with VeriTeQ;

●	our ability to receive payments from the Shared Services Agreement with VeriTeQ;

●	our ability to pay obligations when due which may result in an event of default under our financing arrangements;

●	our ability to drawdown on the equity line if the trading volume in our common stock declines;

●	our ability to access the full amount under the Investment Agreement, dated May 10, 2013, between the Company and IBC (the “Investment Agreement”).

You should not place undue reliance on any forward-looking statements. In addition, past financial or operating performance is not necessarily a reliable indicator of future performance, and you should not use our historical performance to anticipate future results or future period trends. Except as otherwise required by federal securities laws, we disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained in this Quarterly Report on Form 10-Q to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements included in this Quarterly Report on Form 10-Q and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012. These are factors that could cause our actual results to differ materially from expected results. Other factors besides those listed could also adversely affect us.

10.   Agreements with The Boeing Company

On December 20, 2012, the Company entered into a Sole and Exclusive License Agreement (the “Boeing License Agreement”), a Teaming Agreement (“Teaming Agreement”), and a Security Agreement (“Boeing Security Agreement”) with The Boeing Company (“Boeing”).

The Boeing License Agreement provides Boeing the exclusive license to manufacture and sell PositiveID’s M-BAND airborne bio-threat detector for the U.S. Department of Homeland Security’s BioWatch Generation 3 opportunity, as well as other opportunities (government or commercial) that may arise in the North American market.  As consideration for entering into the Boeing License Agreement, Boeing agreed to pay a license fee of $2.5 million (the “Boeing License Fee”) to the Company in three installments, of which $1.75 million has been paid and the last payment is scheduled to be paid on April 15, 2013. The $1 million of the license fee received in December 2012 has been recorded as deferred revenue.

Under the Teaming Agreement, the Company retained exclusive rights to serve as the reagent and assay supplier of the M-BAND systems to Boeing. PositiveID also retained all rights to sell M-BAND units, reagents and assays in international markets.

Pursuant to the Boeing Security Agreement, the Company granted Boeing a security interest in all of its assets, including the licensed products and intellectual property rights (as defined in the Boeing License Agreement), to secure PositiveID’s performance under the Boeing License Agreement.

Note 11 - Supplementary Cash Flow Information	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Elements [Abstract]
Cash Flow, Supplemental Disclosures [Text Block]

11.   Supplementary Cash Flow Information

For the years ended December 31, 2012 and 2011, the Company had the following non-cash investing and financing activities (in thousands):

	Years Ended December 31,
	2012	2011
Non-cash financing and investing activities:
Accrued dividends payable	$75	$154
Conversion of liability to promissory note	849	—
Issuance of common stock for MFS Acquisition	—	879
Issuance of common stock for commitment fee	32	—
	$956	$1,033

Note 12 - Sale of Subsidiary to Related Party	12 Months Ended
Dec. 31, 2012
Sale Of Subsidiary To Related Party [Abstract]
Sale Of Subsidiary To Related Party [Text Block]

12.    Sale of Subsidiary to Related Party

On January 11, 2012, VeriTeQ Acquisition Corporation (“VeriTeQ”), which is owned and controlled by Mr. Silverman, purchased all of the outstanding capital stock of PositiveID Animal Health (“Animal Health”) in exchange for a secured promissory note in the amount of $200,000 (the “Note”) and 4 million shares of common stock of VeriTeQ representing a 10% ownership interest, to which no value was ascribed. Our chief executive officer, Mr. Caragol, also serves on the Board of Directors of VeriTeQ. The Note accrues interest at 5% per annum. Payments under the Note were begin on January 11, 2013 and are due and payable monthly, and the Note matures on January 11, 2015. The Note is secured by substantially all of the assets of Animal Health pursuant to a Security Agreement dated January 11, 2012 (the “VeriTeQ Security Agreement”). The Company has not recorded the Note or any accrued interest in its consolidated balance sheet as of December 31, 2012, and currently plans to recognize the $200,000 gain represented by the Note as the Note is collected. As of March 31, 2013, VeriTeQ had not yet made payment on the Note.

In connection with the sale, the Company entered into a license agreement with VeriTeQ (the “Original License Agreement”) which grants VeriTeQ a non-exclusive, perpetual, non-transferable, license to utilize the Company’s bio-sensor implantable radio frequency identification (RFID) device that is protected under United States Patent No. 7,125,382, “Embedded Bio Sensor System” (the “Patent”) for the purpose of designing and constructing, using, selling and offering to sell products or services related to the VeriChip business, but excluding the GlucoChip or any product or application involving blood glucose detection or diabetes management.  Pursuant to the Original License Agreement, the Company was to receive royalties in the amount of 10% on all gross revenues arising out of or relating to VeriTeQ’s sale of products, whether by license or otherwise, specifically relating to the Patent, and a royalty of 20% on gross revenues that are generated under the Development and Supply Agreement between the Company and Medical Components, Inc. (“Medcomp”) dated April 2, 2009. The total cumulative royalty payments under the agreement with Medcomp will not exceed $600,000.

The Company also entered into a shared services agreement with VeriTeQ on January 11, 2012 (the “Shared Services Agreement”), pursuant to which the Company agreed to provide certain services to VeriTeQ in exchange for $30,000 per month.  The term of the Shared Services Agreement commenced on January 23, 2012. The first payment for such services is not payable until VeriTeQ receives gross proceeds of a financing of at least $500,000. The balance due from VeriTeQ under the Shared Services Agreement, including certain expenses paid by the Company on behalf of VeriTeQ, totaled approximately $160,000 as of May 31, 2012, which was not recorded in the Company’s balance sheet and was to be recorded on a cash basis as collected. On June 25, 2012, the Shared Services Agreement was amended, pursuant to which all amounts owed to the Company under the Shared Services Agreement as of May 31, 2012 were converted into 2,285,779 shares of common stock of VeriTeQ, to which no value was ascribed. In addition, effective June 1, 2012, the monthly charge for the shared services under the Shared Services Agreement was reduced from $30,000 to $12,000.  Furthermore, on June 26, 2012, the Original License Agreement was amended pursuant to which the license was converted from a non-exclusive license to an exclusive license, subject to VeriTeQ meeting certain minimum royalty requirements as follows: 2013 - $400,000; 2014 - $800,000; and 2015 and thereafter - $1,600,000.

On August 28, 2012, the Company entered into an Asset Purchase Agreement with VeriTeQ (the “VeriTeQ Asset Purchase Agreement”), whereby VeriTeQ purchased all of the intellectual property, including patents and patents pending, related to the Company’s embedded biosensor portfolio of intellectual property. There were no proceeds received in connection with this sale and the intellectual property had a book value of nil. Under the VeriTeQ Asset Purchase Agreement, the Company is to receive royalties in the amount of ten percent (10%) on all gross revenues arising out of or relating to VeriTeQ’s sale of products, whether by license or otherwise, specifically relating to the embedded biosensor intellectual property, to be calculated quarterly with royalty payments due within 30 days of each quarter end. In 2012, there are no minimum royalty requirements. Minimum royalty requirements thereafter, and through the remaining life of any of the patents and patents pending, are identical to the minimum royalties due under the Original License Agreement.

Simultaneously with the VeriTeQ Asset Purchase Agreement, the Company entered into a license agreement with VeriTeQ granting the Company an exclusive, perpetual, transferable, worldwide and royalty-free license to the Patent and patents pending that are a component of the GlucoChip in the fields of blood glucose monitoring and diabetes management. In connection with the VeriTeQ Asset Purchase Agreement, the Original License Agreement, as amended June 26, 2012, was terminated. Also on August 28, 2012, the VeriTeQ Security Agreement was amended, pursuant to which the assets sold by the Company to VeriTeQ under the VeriTeQ Asset Purchase Agreement and the related royalty payments were added as collateral under the VeriTeQ Security Agreement.

On August 28, 2012, the Shared Services Agreement was further amended, pursuant to which, effective September 1, 2012, the monthly charge for the shared services under the Shared Services Agreement was reduced from $12,000 to $5,000.  As of December 31, 2012, VeriTeQ owed the Company $ 138,000 for shared services for which no revenue has been recorded.

Note 13 - Conversion of Liability to Secured Note	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

13.   Conversion of Liability to Promissory Note

On July 9, 2012, the Company issued a Secured Promissory Note (the “H&K Note”) in the principal amount of $849,510 to Holland & Knight LLP (“Holland & Knight”), its external legal counsel, in support of amounts due and owing to Holland & Knight as of June 30, 2012. The H&K Note is non-interest bearing, and principal on the H&K Note is due and payable as soon as practicably possible by the Company. The Company has agreed to remit payment against the H&K Note immediately upon each occurrence of any of the following events: (a) completion of an acquisition or disposition of any of the Company’s assets or stock or any of the Company’s subsidiaries’ assets or stock with gross proceeds in excess of $750,000, (b) completion of any financing with gross proceeds in excess of $1,500,000, (c) receipt of any revenue in excess of $750,000 from the licensing or development of any of the Company’s or the Company’s subsidiaries’ products, or (d) any liquidation or reorganization of the Company’s assets or liabilities. The amount of payment to be remitted by the Company shall equal one-third of the gross proceeds received by the Company upon each occurrence of any of the above events, until the principal is repaid in full. If the Company receives $3,000,000 in gross proceeds in any one financing or licensing arrangement, the entire principal balance shall be paid in full.  The H&K Note was secured by substantially all of the Company’s assets pursuant to a security agreement between the Company and Holland & Knight dated July 9, 2012.

In conjunction with the Boeing License Agreement with and the Teaming Agreement, Holland & Knight agreed to terminate its security interest.  As of December 31, 2012, the Company had repaid $125,000 of the H&K Note and has repaid $250,000 of the H&K Note in total as of March 31, 2013.

Note 14 - Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

14.   Subsequent Events

Securities Purchase Agreement

Effective as of January 16, 2013, the Company entered into a Securities Purchase Agreement (the “TCA Purchase Agreement”) with TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership (“TCA”), pursuant to which TCA may purchase from the Company up to $5,000,000 senior secured, convertible, redeemable debentures (the “Debentures”). A $550,000 Debenture was purchased by TCA on January 16, 2013 (the “First Debenture”).

The maturity date of the First Debenture is January 16, 2014, subject to adjustment (the “Maturity Date”). The First Debenture bears interest at a rate of twelve percent (12%) per annum. The Company, at its option, may repay the principal, interest, fees and expenses due under the Debenture with no penalty or premium and in full and for cash, at any time prior to the Maturity Date, with three (3) business days advance written notice to the holder. At any time while the Debenture is outstanding, but only upon the occurrence of an event of default under the TCA Purchase Agreement or any other transaction documents, the holder may convert all or any portion of the outstanding principal, accrued and unpaid interest, redemption premium and any other sums due and payable under the First Debenture or any other transaction document (such total amount, the “Conversion Amount”) into shares of the Company’s common stock at a price equal to (i) the Conversion Amount divided by (ii) eighty-five (85%) of the average daily volume weighted average price of the Company’s common stock during the five (5) trading days immediately prior to the date of conversion. The Debenture also contains a provision whereby TCA may not own more than 4.99% of the Company’s common stock at any one time.

As consideration for entering into the TCA Purchase Agreement, the Company paid to TCA (i) a transaction advisory fee in the amount of $22,000, (ii) a due diligence fee equal to $10,000, and (iii) document review and legal fees in the amount of $12,500.

As further consideration, the Company agreed to issue to TCA that number of shares of the Company’s common stock that equals $100,000 (the “Incentive Shares”). For purposes of determining the number of Incentive Shares issuable to TCA, the Company’s common stock was valued at the volume weighted average price for the five (5) trading days immediately prior to the date of the TCA Purchase Agreement, as reported by Bloomberg. It is the intention of the Company and TCA that the value of the Incentive Shares shall equal $100,000. In the event the value of the Incentive Shares issued to TCA does not equal $100,000 after a twelve month evaluation date, the TCA Purchase Agreement provides for an adjustment provision allowing for necessary action (either the issuance of additional shares to TCA or the return of shares previously issued to TCA to the Company’s treasury) to adjust the number of Incentive Shares issued.

In connection with the TCA Purchase Agreement, the Company entered into a Security Agreement (the “TCA Security Agreement”) with TCA. As security for the Company’s obligations to TCA under the Debentures, the TCA Purchase Agreement and any other transaction document, the TCA Security Agreement grants to TCA a continuing, second priority security interest in all of the Company’s assets and property, wheresoever located and whether now existing or hereafter arising or acquired. This security interest is subordinate to the security interest of The Boeing Company, who has a secured interest supporting that certain Boeing License Agreement.

License of iglucose

In February 15, 2013, the Company entered into an agreement the (“SGMC Agreement”) with SGMC, Easy Check, Easy-Check Medical Diagnostic Technologies Ltd., an Israeli company, and Benjamin Atkin, an individual (“Atkin”), pursuant to which the Company licensed its iglucose™ technology to SGMC for up to $2 million based on potential future revenues of glucose test strips sold by SGMC.  These revenues will range between $0.0025 and $0.005 per strip. A person with diabetes who tests three times per day will use over 1,000 strips per year.

Pursuant to the SGMC Agreement, the Company granted SGMC an exclusive right and license to the intellectual property rights in the iglucose patent applications; a non-exclusive right and license to use and make a “white label” version of the iglucose websites; a non-exclusive right and license to use all documents relating to the iglucose 510(k) application to the Food and Drug Administration of the United States Government; and an exclusive right and license to the iglucose trademark. The Company has also agreed to transfer to SGMC all right, title, and interest in the www.iglucose.com and www.iglucose.net domain names.

In consideration for the rights and licenses discussed above, and the transfer of the domain names, SGMC shall pay to PositiveID the amount set forth below for each glucose test strip sold by SGMC and any sublicensees of SGMC for which results are posted by SGMC via its communications servers (the “Consideration”):

(i) $.0025 per strip sold until SGMC has paid aggregate Consideration of $1,000,000; and

(ii) $.005 per strip sold thereafter until SGMC has paid aggregate Consideration of $2,000,000; provided, however, that the aggregate Consideration payable by SGMC pursuant to the SGMC Agreement shall in no event exceed $2,000,000.

Intercreditor Agreement

On March 18, 2013, the Company entered into an Intercreditor and Non-Disturbance Agreement (the “Intercreditor Agreement”) among PositiveID and MFS; VeriGreen Energy Corporation, Steel Vault Corporation, IFTH NY Sub, Inc., and IFTH NJ Sub, Inc. Boeing, and TCA. The Intercreditor Agreement sets forth the agreement of Boeing and TCA as to their respective rights and obligations with respect to the Boeing Collateral (as described below) and the TCA Collateral (as described below) and their understanding relative to their respective positions in the Boeing Collateral and the TCA Collateral and clarifies that Boeing’s lien under the Boeing Security Agreement relates to the Company’s M-BAND technology.

The “Boeing Collateral” includes, among other things, all Intellectual Property Rights (as defined in the Intercreditor Agreement) in the M-BAND Technology (as defined in the Intercreditor Agreement), including without limitation certain patents and patent applications set forth in the Intercreditor Agreement. The TCA Collateral includes any and all property and assets of PositiveID. The liens of Boeing on the Boeing Collateral are senior and prior in right to the liens of TCA on the Boeing Collateral and such liens of TCA on the Boeing Collateral are junior and subordinate to the liens of Boeing on the Boeing Collateral.

Note 2 - Summary of Significant Accounting Policies (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Schedule of Finite-Lived Intangible Assets [Table Text Block]
		December 31,
		2012		2011
	Gross Carrying Amount	Accumulated Amortization	Net	Accumulated Amortization	Net

Customer contracts and relationships	$230	$(121)	$109	$(45)	$185
Patents	1,223	(387)	836	(143)	1,080
Non-compete agreements	169	(134)	35	(49)	120
	$1,622	$(642)	$980	$(237)	$1,385

Schedule of Finite-Lived Intangible Assets, Future Amortization Expense [Table Text Block]
2013	356
2014	277
2015	245
2016	102
$980

Schedule of Accrued Liabilities [Table Text Block]
	December 31, 2012	December 31, 2011
Accrued compensation	$1,107	$1,183
Other	158	192
	$1,265	$1,375

Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share [Table Text Block]
	June 30,
	2013	2012
Convertible preferred stock	12	95
Stock options	428	423
Warrants	636	12
Unvested shares of restricted common stock	3,614	16
	4,690	546

Common shares issuable under:	December 31, 2012	December 31, 2011
Convertible preferred stock	1,552	3,000
Stock options	10,732	4,148
Warrants	11,582	304
Unvested restricted common stock	5,375	4,540
	29,241	11,992

Note 4 - Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Disclosure Text Block Supplement [Abstract]
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed [Table Text Block]
Assets acquired:
Net tangible assets	$125
Customer contracts and relationships	230
Patents	1,223
Non-compete agreement	169
Goodwill	510
2,257
Liabilities assumed:
Current liabilities	(604)
Total estimated purchase price	$1,653

Business Acquisition, Pro Forma Information [Table Text Block]
Year Ended December 31,
2011
(unaudited)
Revenue	$235
Net loss attributed to common shareholders	(17,088)
Loss per common share – basic and diluted	$(0.44)

Note 6 - Stock-Based Compensation (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Schedule of Share-based Compensation, Stock Options, Activity [Table Text Block]
	Number of Options	Weighted Average Exercise Price Per Share
Outstanding at January 1, 2013	429	$15.50
Granted	—	$—
Exercised	—	$—
Forfeited	(2)	$66.20
Outstanding at June 30, 2013	427	$15.30
Exercisable at June 30, 2013	393	$16.54

	2012		2011
	Number of Options	Weighted- Average Exercise Price	Number of Options	Weighted- Average Exercise Price
Outstanding on January 1	4,148	$1.60	3,216	$2.03
Granted	7,065	$0.04	1,285	$0.24
Exercised	—	$—	—	$—
Forfeited	(481)	$0.57	(353)	$0.60
Outstanding at end of year	10,732	$0.63	4,148	$1.60
Exercisable at end of year	5,518	$1.17	2,899	$2.18
Shares available for grant at end of year	6,584		5,191

Schedule of Share-based Compensation, Shares Authorized under Stock Option Plans, by Exercise Price Range [Table Text Block]
			Outstanding Stock Options			Exercisable Stock Options
Range of Exercise Prices			Shares	Weighted- Average Remaining Contractual Life (years)	Weighted- Average Exercise Price	Shares	Weighted- Average Exercise Price
$0.00	to	$0.36	8,969	10.0	$0.09	3,754	$0.17
$0.37	to	$0.62	816	7.1	$0.41	816	$0.41
$0.68	to	$1.99	170	3.6	$1.10	170	$1.1
$2.00	to	$5.75	348	4.6	$5.59	348	$5.59
Above $5.75			429	2.1	$7.78	429	$7.78
			10,732	9.2	$0.63	5,517	$1.17
Vested options			5,518	8.0	$1.17

Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions [Table Text Block]
	2012	2011
Expected dividend yield	—	—
Expected stock price volatility	126%	118%
Risk-free interest rate	1.12%	1.35%
Expected term (in years)	6.0	6.0

Schedule of Nonvested Restricted Stock Units Activity [Table Text Block]
Unvested at January 1, 2013	215
Issued	180
Vested	(95)
Forfeited	—
Unvested at June 30, 2013	300

	2012	2011
Unvested at January 1	4,540	6,623
Issued	10,648	3,424
Vested	(9,788)	(5,502)
Forfeited	(25)	(5)
Unvested at end of period	5,375	4,540

Note 7 - Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
	December 31,
	2012	2011
Deferred tax assets (liabilities):
Accrued expenses and reserves	$528	$674
Stock-based compensation	284	3,369
Intangibles	(227)	(369)
Property and equipment	(1)	(4)
Net operating loss carryforwards	26,185	23,241
Gross deferred tax assets	26,769	26,911
Valuation allowance	(26,769)	(26,911)
Net deferred taxes	$—	$—

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
	2012	2011
	%	%
Statutory tax benefit	(34)	(34)
State income taxes, net of federal effects	(4)	(4)
Permanent items	1	1
Change in deferred tax asset valuation allowance	37	37
Provision for income taxes	—	—

Note 8 - Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]
2013	$123
2014	127
2015	55
$305

Note 11 - Supplementary Cash Flow Information (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Elements [Abstract]
Schedule of Cash Flow, Supplemental Disclosures [Table Text Block]
	Years Ended December 31,
	2012	2011
Non-cash financing and investing activities:
Accrued dividends payable	$75	$154
Conversion of liability to promissory note	849	—
Issuance of common stock for MFS Acquisition	—	879
Issuance of common stock for commitment fee	32	—
	$956	$1,033

Note 1 - Organization and Basis of Presentation (Details) (USD $)	0 Months Ended		1 Months Ended					2 Months Ended	6 Months Ended	12 Months Ended		13 Months Ended	24 Months Ended		1 Months Ended	3 Months Ended	6 Months Ended	1 Months Ended		12 Months Ended
	Dec. 31, 2012	Nov. 10, 2009	Feb. 28, 2010	Jul. 31, 2009	Nov. 30, 2008	Aug. 31, 2008	Jul. 31, 2008	Apr. 30, 2013	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Jul. 31, 2009	Dec. 31, 2012	Sep. 30, 2011	Mar. 31, 2013 Subsequent Event [Member]	Mar. 31, 2013 Subsequent Event [Member]	Jun. 30, 2013 Subsequent Event [Member]	Jul. 31, 2008 Scenario, Previously Reported [Member]	Jul. 31, 2008 Scenario, Actual [Member]	Dec. 31, 2012 Future Receivable [Member]
Note 1 - Organization and Basis of Presentation (Details) [Line Items]
Proceeds from Issuance or Sale of Equity				$ 4,400,000			$ 43,400,000					$ 47,900,000
Sale of Stock, Consideration Received on Transaction							45,000,000
Balance Sheet Adjustment For Sale Investment Stock																		2,900,000	2,800,000
Gain (Loss) on Disposition of Stock in Subsidiary				6,200,000
Equity Method Investment, Deferred Gain on Sale				4,500,000
Repayments of Debt							13,500,000			100,000
Payments to Employees							9,100,000
Payments of Dividends						15,800,000
Payments for Purchase of Other Assets					500,000
Common Stock Purchased in Period for Investment (in Shares)					5,355,556
Conversion of Stock, Shares Issued (in Shares)		5,100,000
Noncash or Part Noncash Acquisition, Noncash Financial or Equity Instrument Consideration, Options Issued (in Shares)		3,300,000
Noncash or Part Noncash Acquisition, Noncash Financial or Equity Instrument Consideration, Warrants Issued (in Shares)		18,200
Stock Issued During Period, Shares, Acquisitions (in Shares)			300,000
Stock Issued During Period, Value, Acquisitions			351,000
Working Capital Deficiency	4,600,000								(6,400,000)	4,600,000	(2,700,000)		4,600,000
Retained Earnings (Accumulated Deficit)	(111,329,000)								(119,193,000)	(111,329,000)	(86,102,000)		(111,329,000)
Proceeds from Issuance of Convertible Preferred Stock													7,400,000
Proceeds from convertible debt and sale of equity																1,000,000	800,000
Proceeds from License Fees Received	1,750,000							1,500,000							750,000					750,000
Number of Reportable Segments										1
Significant Acquisitions and Disposals, Acquisition Costs or Sale Proceeds							47,900,000
Business Combination, Consideration Transferred							45,000,000				1,653,000
Payments for (Proceeds from) Other Investing Activities					500,000
Common Stock, Shares Authorized (in Shares)	470,000,000								470,000,000	470,000,000	470,000,000		470,000,000	175,000,000
Payment of Financing and Stock Issuance Costs									$ 300,000
Number of Installments								2

Note 2 - Summary of Significant Accounting Policies (Details) (USD $)	3 Months Ended						12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Note 2 - Summary of Significant Accounting Policies (Details) [Line Items]
Amortization of Intangible Assets							$ 406,000	$ 237,000
Prior Period Reclassification Adjustment	150,000	140,000	135,000	150,000,000	115,000,000	40,000,000
Capitalized Computer Software, Net								299,000
Asset Impairment Charges							$ 357,000
Computer Software, Intangible Asset [Member]
Note 2 - Summary of Significant Accounting Policies (Details) [Line Items]
Property, Plant and Equipment, Useful Life							2 years
Equipment [Member] | Minimum [Member]
Note 2 - Summary of Significant Accounting Policies (Details) [Line Items]
Property, Plant and Equipment, Useful Life							3 years
Equipment [Member] | Maximum [Member]
Note 2 - Summary of Significant Accounting Policies (Details) [Line Items]
Property, Plant and Equipment, Useful Life							5 years
Customer Contracts [Member]
Note 2 - Summary of Significant Accounting Policies (Details) [Line Items]
Finite-Lived Intangible Asset, Useful Life							3 years
Patents [Member]
Note 2 - Summary of Significant Accounting Policies (Details) [Line Items]
Finite-Lived Intangible Asset, Useful Life							5 years
Noncompete Agreements [Member]
Note 2 - Summary of Significant Accounting Policies (Details) [Line Items]
Finite-Lived Intangible Asset, Useful Life							2 years

Note 2 - Summary of Significant Accounting Policies (Details) - Summary of Intangible Assets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Finite-Lived Intangible Assets [Line Items]
Intangible Assets Gross Carrying Amount	$ 1,622
Intangible Assets Accumulated Amortization	(642)	(237)
Intangibles, net	980	1,385
Customer Contracts and Relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Intangible Assets Gross Carrying Amount	230
Intangible Assets Accumulated Amortization	(121)	(45)
Intangibles, net	109	185
Patents [Member]
Finite-Lived Intangible Assets [Line Items]
Intangible Assets Gross Carrying Amount	1,223
Intangible Assets Accumulated Amortization	(387)	(143)
Intangibles, net	836	1,080
Noncompete Agreements [Member]
Finite-Lived Intangible Assets [Line Items]
Intangible Assets Gross Carrying Amount	169
Intangible Assets Accumulated Amortization	(134)	(49)
Intangibles, net	$ 35	$ 120

Note 2 - Summary of Significant Accounting Policies (Details) - Estimated Future Amortization Expense of Intangible Assets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Estimated Future Amortization Expense of Intangible Assets [Abstract]
2013	$ 356
2014	277
2015	245
2016	102
	$ 980	$ 1,385

Note 2 - Summary of Significant Accounting Policies (Details) - Summary of Accrued Expenses and Other Current Liabilities (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Summary of Accrued Expenses and Other Current Liabilities [Abstract]
Accrued compensation	$ 1,107	$ 1,183
Other	158	192
	$ 1,265	$ 1,375

Note 2 - Summary of Significant Accounting Policies (Details) - Summary of Potentially Dilutive Securities Excluded from Earnings Per Share Calculation In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Earnings Per Share Computation	4,690	546	29,241	11,992
Equity Option [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Earnings Per Share Computation	428	423	10,732	4,148
Warrant [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Earnings Per Share Computation	636	12	11,582	304
Restricted Stock [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Earnings Per Share Computation	3,614	16	5,375	4,540
Convertible Preferred Stock [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Earnings Per Share Computation			1,552	3,000

Note 3 - Discontinued Operations (Details) (USD $)	1 Months Ended	3 Months Ended		12 Months Ended
	Jul. 31, 2011	Dec. 31, 2011	Jun. 30, 2011	Dec. 31, 2011	Jul. 22, 2011
Discontinued Operations and Disposal Groups [Abstract]
Proceeds from Divestiture of Businesses	$ 750,000	$ 63,000		$ 675,000
Escrow of Purchase Price					75,000
Goodwill, Impairment Loss			555,000	555,000
Disposal Group, Including Discontinued Operation, Revenue				$ 988,000

Note 4 - Acquisitions (Details) (USD $)	0 Months Ended	1 Months Ended		3 Months Ended		6 Months Ended			9 Months Ended	12 Months Ended												1 Months Ended		0 Months Ended	1 Months Ended		0 Months Ended		12 Months Ended						1 Months Ended			0 Months Ended	1 Months Ended	3 Months Ended	6 Months Ended	12 Months Ended				1 Months Ended					0 Months Ended		0 Months Ended
	Dec. 31, 2012	Jan. 31, 2012	Jul. 31, 2008	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2013	Jun. 30, 2012	Sep. 30, 2012	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Jul. 31, 2013	Aug. 28, 2012	Jul. 09, 2012	Jun. 01, 2012	May 31, 2012	Jan. 23, 2012	Jan. 11, 2012	Feb. 28, 2013 Subsequent Event [Member] $.0025 [Member]	Feb. 28, 2013 Subsequent Event [Member] $.005 [Member]	Jul. 08, 2013 Subsequent Event [Member]	Feb. 28, 2013 Subsequent Event [Member] Maximum [Member]	Feb. 28, 2013 Subsequent Event [Member] Minimum [Member]	Feb. 15, 2013 $.0025 [Member]	Feb. 15, 2013 $.005 [Member]	Dec. 31, 2015 Scenario, Forecast [Member]	Dec. 31, 2014 Scenario, Forecast [Member]	Dec. 31, 2013 Scenario, Forecast [Member]	Jan. 11, 2012 Gross Revenues Related to Sale of Products [Member]	Jan. 11, 2012 Gross Revenues Generated Under Development and Supply Agreement [Member]	May 23, 2011 Cash Paid to Selling Shareholders [Member] MicroFluidic Acquisition [Member]	May 23, 2011 Paid to Advisors for Brokerage Services [Member] MicroFluidic Acquisition [Member]	May 23, 2011 Value of Stock Issued to Advisors [Member] MicroFluidic Acquisition [Member]	May 23, 2011 Cash Costs [Member] MicroFluidic Acquisition [Member]	May 23, 2011 MicroFluidic Acquisition [Member]	May 23, 2011 MicroFluidic Acquisition [Member]	Mar. 31, 2012 MicroFluidic Acquisition [Member]	Jun. 30, 2013 MicroFluidic Acquisition [Member]	Dec. 31, 2012 MicroFluidic Acquisition [Member]	Dec. 31, 2011 MicroFluidic Acquisition [Member]	Sep. 30, 2012 MicroFluidic Acquisition [Member]	Oct. 31, 2011 MicroFluidic Acquisition [Member]	Feb. 28, 2011 Easy Check Acquisition [Member]	Feb. 28, 2010 Easy Check Acquisition [Member]	Dec. 31, 2014 Maximum [Member] MicroFluidic Acquisition [Member]	Dec. 31, 2013 Maximum [Member] MicroFluidic Acquisition [Member]	Dec. 31, 2011 Maximum [Member] MicroFluidic Acquisition [Member]	Feb. 15, 2013 Maximum [Member]	Jan. 13, 2012 Maximum [Member]	Feb. 15, 2013 Minimum [Member]
Note 4 - Acquisitions (Details) [Line Items]
Cash Paid to Fund Accounts Payable of Acquired Entity																																		$ 24,000				$ 250,000	$ 250,000
Business Acquisition, Equity Interest Issued or Issuable, Number of Shares (in Shares)																																			971,429				2,375,000	18,406						200,000	300,000
Business Acquisition, Transaction Costs																																				365,000	185,000	550,000	550,000
Business Combination, Contingent Consideration, Liability	645,000			714,000		714,000	714,000						645,000	538,000																								7,000,000	7,000,000									4,000,000	2,000,000	3,000,000
Business Combination, Consideration Transferred			45,000,000											1,653,000																								1,653,000
Payments to Acquire Businesses, Gross																																						24,000
Business Combination, Consideration Transferred, Equity Interests Issued and Issuable																																						879,000								114,000	351,000
Business Acquisition, Equity Interest Issued or Issuable, Price Per Share (in Dollars per share)																																						$ 0.37	$ 0.37							$ 0.57	$ 1.17
Business Combination, Assets and Liabilities Arising from Contingencies, Amount Recognized, Net																																						750,000	750,000				538,000	645,000
Percentage of Selling Shareholder Interests Held by Two Individuals																																													68.00%
Business Combination, Contingent Consideration Arrangements, Change in Amount of Contingent Consideration, Liability													107,000	(212,000)																												107,000	(212,000)
Revenue, Net																																											0
Net Income (Loss) Attributable to Parent				(1,478,000)	(1,889,000)	(3,379,000)		(4,237,000)					(7,993,000)	(16,481,000)																													(888,000)
Potential Royalty on Future Income																																10.00%	20.00%													10.00%	25.00%
Business Acquisition, Equity Interest Issued or Issuable, Value Assigned																																								69,000
Earnout Cap Amount Per Share (in Dollars per share)																																									$ 8
Share Price (in Dollars per share)																																						$ 9.25	$ 9.25
Business Combination, Liabilities Arising from Contingencies, Amount Recognized																																						750,000	750,000
Related Party Transaction, Amounts of Transaction (in Dollars)		200,000
Shares Exchanged for Ownership Interest (in Shares)																			2,285,779		4,000,000
Noncontrolling Interest, Ownership Percentage by Parent																					10.00%																															9.99%
Related Party Transaction, Rate		5.00%
Other Nonoperating Gains (Losses)		200,000
Royalty Revenue						600,000			600,000
Monthly Revenue from a Related Party									12,000							5,000		12,000	30,000		30,000
Financing Threshold Amount of a Related Party																				500,000
Due from Related Parties	138,000			273,000		273,000	273,000						138,000						160,000
Licenses Revenue	2,500,000						2,500,000			1,600,000	800,000	400,000													2,000,000				1,600,000	800,000	400,000																				2,000,000
Royalty Percent of Gross Revenues																10.00%
Repayments of Other Debt																								63,000
Secured Debt				228,000		228,000	228,000								416,544		849,510
License Revenue Per Strip (in Dollars per Item)																									0.005	0.0025																									0.005		0.0025
Consideration for Rights and Licenses																						$ 1,000,000	$ 2,000,000				$ 1,000,000	$ 2,000,000

Note 4 - Acquisitions (Details) - Purchase Price Allocation (USD $)	1 Months Ended	12 Months Ended
	Jul. 31, 2008	Dec. 31, 2011	Jun. 30, 2013	Dec. 31, 2012
Assets acquired:
Net tangible assets		$ 125,000
Goodwill		510,000	510,000	510,000
		2,257,000
Liabilities assumed:
Current liabilities		(604,000)
Total estimated purchase price	45,000,000	1,653,000
Customer Contracts and Relationships [Member]
Assets acquired:
Business Acquisition, Purchase Price Allocation, Amortizable Intangible Assets		230,000
Patents [Member]
Assets acquired:
Business Acquisition, Purchase Price Allocation, Amortizable Intangible Assets		1,223,000
Noncompete Agreements [Member]
Assets acquired:
Business Acquisition, Purchase Price Allocation, Amortizable Intangible Assets		$ 169,000

Note 4 - Acquisitions (Details) - Supplemental Pro Forma Information (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Supplemental Pro Forma Information [Abstract]
Revenue	$ 235
Net loss attributed to common shareholders	$ (17,088)
Loss per common share – basic and diluted (in Dollars per share)	$ (0.44)

Note 5 - Financing Agreements (Details) (USD $)	0 Months Ended	1 Months Ended		0 Months Ended			1 Months Ended			0 Months Ended	1 Months Ended					3 Months Ended		4 Months Ended	6 Months Ended		8 Months Ended	10 Months Ended	12 Months Ended			24 Months Ended																														0 Months Ended			0 Months Ended			1 Months Ended					0 Months Ended							0 Months Ended	1 Months Ended	0 Months Ended	1 Months Ended			0 Months Ended	1 Months Ended	0 Months Ended	1 Months Ended		1 Months Ended		3 Months Ended	12 Months Ended	1 Months Ended	0 Months Ended	1 Months Ended	0 Months Ended				3 Months Ended			6 Months Ended			1 Months Ended		12 Months Ended					1 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended			0 Months Ended	12 Months Ended	0 Months Ended		0 Months Ended						0 Months Ended					1 Months Ended											0 Months Ended	1 Months Ended												1 Months Ended		1 Months Ended				3 Months Ended		9 Months Ended	12 Months Ended																1 Months Ended			6 Months Ended	12 Months Ended				0 Months Ended	3 Months Ended			0 Months Ended		0 Months Ended		3 Months Ended		0 Months Ended		3 Months Ended		0 Months Ended
	Jun. 04, 2013	Jun. 30, 2013	Feb. 27, 2013	Jan. 16, 2013	Nov. 08, 2012	Aug. 14, 2012	Jan. 31, 2013	Nov. 30, 2012	Sep. 30, 2012	Aug. 15, 2012	Aug. 31, 2012	Dec. 31, 2011	Nov. 30, 2011	Jul. 28, 2011	Jul. 31, 2008	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2013	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Nov. 30, 2013	Nov. 08, 2013	Aug. 15, 2013	Jul. 31, 2013	Jul. 03, 2013	Jun. 07, 2013	Dec. 19, 2012	Sep. 07, 2012	Aug. 13, 2012	Jul. 09, 2012	Jan. 27, 2012	Jan. 11, 2012	Jul. 27, 2011	Mar. 14, 2011 Redeemed on or After Six Month Annniversary but Prior to First Anniversary [Member] Series C Preferred Stock [Member]	Mar. 14, 2011 Redeemed On or After the First Anniversary but Prior to the Second Anniversary [Member] Series C Preferred Stock [Member]	May 11, 2011 Redeemed On or After the First Anniversary but Prior to the Second Anniversary [Member] Series B Preferred Stock [Member]	Jul. 27, 2011 Redeemed On or After the First Anniversary but Prior to the Second Anniversary [Member] Series F Preferred Stock [Member]	Mar. 14, 2011 Redeemed On or After the Second Anniversary but Prior to the Third Anniversary [Member] Series C Preferred Stock [Member]	May 11, 2011 Redeemed On or After the Second Anniversary but Prior to the Third Anniversary [Member] Series B Preferred Stock [Member]	Jul. 27, 2011 Redeemed On or After the Second Anniversary but Prior to the Third Anniversary [Member] Series F Preferred Stock [Member]	Mar. 14, 2011 Redeemed On or After the Third Anniversary but Prior to the Fourth Anniversary [Member] Series C Preferred Stock [Member]	May 11, 2011 Redeemed On or After the Third Anniversary but Prior to the Fourth Anniversary [Member] Series B Preferred Stock [Member]	Jul. 27, 2011 Redeemed On or After the Third Anniversary but Prior to the Fourth Anniversary [Member] Series F Preferred Stock [Member]	Mar. 14, 2011 Redeemed Prior to the First Anniversary [Member] Series C Preferred Stock [Member]	May 11, 2011 Redeemed Prior to the First Anniversary [Member] Series B Preferred Stock [Member]	Jul. 27, 2011 Redeemed Prior to the First Anniversary [Member] Series F Preferred Stock [Member]	Jul. 27, 2011 Redeemed On or After the Fourth Anniversary but Prior to the Fifth Anniversary [Member] Series F Preferred Stock [Member]	Jul. 27, 2011 Redeemed On or After the Fifth Anniversary but Prior to the Sixth Anniversary [Member] Series F Preferred Stock [Member]	Jul. 27, 2011 Redeemed On Or After The Sixth Anniversary But Prior To The Seventh Anniversary [Member] Series F Preferred Stock [Member]	Nov. 05, 2009 Series A Preferred Stock [Member] Optimus Financing [Member]	May 12, 2010 Series A Preferred Stock [Member] Optimus Financing [Member] First Tranche [Member]	May 12, 2010 Series A Preferred Stock [Member] Optimus Financing [Member] Second Tranche [Member]	May 12, 2010 Series A Preferred Stock [Member] Optimus Financing [Member]	Nov. 05, 2009 Series A Preferred Stock [Member] Optimus Financing [Member]	Sep. 29, 2009 Series A Preferred Stock [Member] Optimus Financing [Member]	Nov. 30, 2009 Series A Preferred Stock [Member] Optimus Financing [Member]	Oct. 31, 2009 Series A Preferred Stock [Member] Optimus Financing [Member]	Sep. 29, 2009 Series A Preferred Stock [Member] Optimus Financing [Member]	Dec. 31, 2009 Series A Preferred Stock [Member] Optimus Financing [Member]	May 12, 2010 Series A Preferred Stock [Member]	Oct. 12, 2011 Series C Preferred Stock [Member] Optimus Financing [Member]	Oct. 12, 2011 Series C Preferred Stock [Member] Optimus Financing [Member]	Apr. 12, 2011 Series C Preferred Stock [Member] Optimus Financing [Member]	Apr. 12, 2011 Series C Preferred Stock [Member] Optimus Financing [Member]	Mar. 14, 2011 Series C Preferred Stock [Member] Optimus Financing [Member]	Mar. 14, 2011 Series C Preferred Stock [Member] Optimus Financing [Member]	Mar. 14, 2011 Series C Preferred Stock [Member]	Jan. 13, 2011 Series B Preferred Stock [Member] Socius Financing [Member] First Transaction [Member]	Jan. 28, 2011 Series B Preferred Stock [Member] Socius Financing [Member] Second Transaction [Member]	May 11, 2011 Series B Preferred Stock [Member] Socius Financing [Member]	Apr. 29, 2010 Series B Preferred Stock [Member] Socius Financing [Member]	Apr. 28, 2010 Series B Preferred Stock [Member] Socius Financing [Member]	May 11, 2011 Series B Preferred Stock [Member]	Nov. 14, 2011 Series F Preferred Stock [Member] 2011 Ironridge Financing [Member] Second Closing [Member]	Nov. 30, 2011 Series F Preferred Stock [Member] 2011 Ironridge Financing [Member] Second Closing [Member]	Aug. 15, 2011 Series F Preferred Stock [Member] 2011 Ironridge Financing [Member]	Aug. 31, 2011 Series F Preferred Stock [Member] 2011 Ironridge Financing [Member]	Jul. 27, 2011 Series F Preferred Stock [Member] 2011 Ironridge Financing [Member]	Sep. 30, 2012 Series F Preferred Stock [Member] 2012 Ironridge Financings [Member]	Jul. 31, 2012 Series F Preferred Stock [Member] 2012 Ironridge Financings [Member]	Mar. 31, 2013 Series F Preferred Stock [Member] 2012 Ironridge Financings [Member]	Dec. 31, 2012 Series F Preferred Stock [Member] 2012 Ironridge Financings [Member]	Aug. 14, 2013 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member] Subsequent Event [Member]	Nov. 14, 2011 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member] Second Closing [Member]	Nov. 18, 2011 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member] Third Closing [Member]	Dec. 05, 2011 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member] Fourth Closing [Member]	Sep. 12, 2012 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member]	Jul. 12, 2012 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member]	Aug. 15, 2011 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member]	Jun. 30, 2013 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member]	Jun. 30, 2012 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member]	Dec. 05, 2011 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member]	Jun. 30, 2013 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member]	Jun. 30, 2012 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member]	Jul. 27, 2011 Series F Preferred Stock [Member] Ironridge Series F Preferred Stock Financing [Member]	Jan. 31, 2013 Series F Preferred Stock [Member]	Dec. 31, 2011 Series F Preferred Stock [Member]	Dec. 31, 2012 Series F Preferred Stock [Member]	Jun. 30, 2013 Series F Preferred Stock [Member]	Jul. 27, 2011 Series F Preferred Stock [Member]	Jul. 27, 2011 Series F Preferred Stock [Member] Maximum [Member]	Jul. 27, 2011 Series F Reconciling Conversion Shares [Member]	Jan. 31, 2012 Series H Preferred Stock [Member] 2012 Ironridge Financings [Member]	Dec. 31, 2012 Series H Preferred Stock [Member] 2012 Ironridge Financings [Member]	Jan. 13, 2012 Series H Preferred Stock [Member] 2012 Ironridge Financings [Member]	Jan. 13, 2012 Series H Preferred Stock [Member] 2012 Ironridge Financings [Member] Maximum [Member]	Jan. 17, 2012 Series H Preferred Stock [Member] 2012 Ironridge Series H Preferred Financing [Member]	Dec. 31, 2012 Series H Preferred Stock [Member] 2012 Ironridge Series H Preferred Financing [Member]	Jan. 13, 2012 Series H Preferred Stock [Member] 2012 Ironridge Series H Preferred Financing [Member]	Jan. 13, 2012 Series H Preferred Stock [Member] 2012 Ironridge Series H Preferred Financing [Member] Maximum [Member]	Jan. 12, 2012 Series H Preferred Stock [Member]	Dec. 31, 2012 Series H Preferred Stock [Member]	Jan. 12, 2012 Series H Preferred Stock [Member] Maximum [Member]	Jan. 12, 2012 Series H Preferred Stock [Member] Minimum [Member]	Jan. 16, 2013 Incentive Shares [Member] Subsequent Event [Member]	Jan. 16, 2013 Incentive Shares [Member]	Mar. 14, 2011 Optimus Financing [Member] Original Plan [Member]	Mar. 14, 2011 Optimus Financing [Member] R & R [Member]	Mar. 14, 2011 Optimus Financing [Member] Mr. Silverman [Member]	Mar. 14, 2011 Optimus Financing [Member] William Caragol, CEO [Member]	Jan. 27, 2012 Optimus Financing [Member]	Apr. 12, 2011 Optimus Financing [Member]	Apr. 12, 2011 Optimus Financing [Member]	May 12, 2010 Optimus Financing [Member]	Oct. 13, 2009 Optimus Financing [Member]	Oct. 31, 2009 Optimus Financing [Member]	Dec. 31, 2011 Optimus Financing [Member]	Mar. 14, 2011 Optimus Financing [Member]	Dec. 31, 2009 Optimus Financing [Member]	Nov. 30, 2009 Optimus Financing [Member]	Nov. 05, 2009 Optimus Financing [Member]	Oct. 21, 2009 Optimus Financing [Member]	Oct. 08, 2009 Optimus Financing [Member]	Sep. 29, 2009 Optimus Financing [Member]	Dec. 31, 2009 Optimus Financing [Member] Maximum [Member]	Dec. 31, 2011 Optimus Financing [Member] Minimum [Member]	Jan. 13, 2011 Socius Financing [Member] First Transaction [Member]	Jan. 28, 2011 Socius Financing [Member] Second Transaction [Member]	Apr. 29, 2010 Socius Financing [Member]	May 11, 2011 Socius Financing [Member]	Apr. 28, 2010 Socius Financing [Member]	Aug. 15, 2011 2011 Ironridge Financing [Member] First Tranche [Member]	Aug. 15, 2011 2011 Ironridge Financing [Member] Second Tranche [Member]	Aug. 12, 2011 2011 Ironridge Financing [Member] Third Tranche [Member]	Sep. 16, 2011 2011 Ironridge Financing [Member] First Closing [Member]	Sep. 16, 2011 2011 Ironridge Financing [Member] Second Closing [Member]	Sep. 16, 2011 2011 Ironridge Financing [Member] Third Closing [Member]	Sep. 16, 2011 2011 Ironridge Financing [Member] Fourth Closing [Member]	Sep. 16, 2011 2011 Ironridge Financing [Member] Alternate Purchase Closing [Member]	Sep. 30, 2011 2011 Ironridge Financing [Member] First Amendment [Member]	Sep. 16, 2011 2011 Ironridge Financing [Member] First Amendment [Member]	Jul. 28, 2011 2011 Ironridge Financing [Member]	Dec. 05, 2011 2011 Ironridge Financing [Member]	Aug. 12, 2011 2011 Ironridge Financing [Member]	Jul. 27, 2011 2011 Ironridge Financing [Member]	Mar. 31, 2013 2012 Ironridge Financings [Member]	Sep. 30, 2012 2012 Ironridge Financings [Member]	Sep. 30, 2012 2012 Ironridge Financings [Member]	Dec. 31, 2012 2012 Ironridge Financings [Member]	Aug. 13, 2012 2012 Ironridge Financings [Member]	Jul. 12, 2012 2012 Ironridge Financings [Member]	Jan. 13, 2012 2012 Ironridge Financings [Member]	Dec. 31, 2009 2009 Optimus Transaction [Member] Maximum [Member]	Dec. 31, 2009 2009 Optimus Transaction [Member] Minimum [Member]	Dec. 31, 2011 2011 Optimus Transactions [Member] Maximum [Member]	Dec. 31, 2011 2011 Optimus Transactions [Member] Minimum [Member]	Aug. 15, 2011 Ironridge Series F Preferred Stock Financing [Member] First Tranche [Member]	Aug. 15, 2011 Ironridge Series F Preferred Stock Financing [Member] Second Tranche [Member]	Aug. 15, 2011 Ironridge Series F Preferred Stock Financing [Member] Third Tranche [Member]	Sep. 16, 2011 Ironridge Series F Preferred Stock Financing [Member] First Closing [Member]	Sep. 16, 2011 Ironridge Series F Preferred Stock Financing [Member] Second Closing [Member]	Sep. 16, 2011 Ironridge Series F Preferred Stock Financing [Member] Third Closing [Member]	Sep. 16, 2011 Ironridge Series F Preferred Stock Financing [Member] Fourth Closing [Member]	Sep. 16, 2011 Ironridge Series F Preferred Stock Financing [Member] First Amendment [Member]	Sep. 20, 2011 Ironridge Series F Preferred Stock Financing [Member] Second Closing [Member]	Jul. 27, 2011 Ironridge Series F Preferred Stock Financing [Member]	Jan. 13, 2012 2012 Ironridge Series H Preferred Financing [Member]	Jun. 30, 2013 2012 Ironridge Securities Purchase Agreement [Member]	Dec. 31, 2012 2012 Ironridge Securities Purchase Agreement [Member]	Aug. 13, 2012 2012 Ironridge Securities Purchase Agreement [Member]	Jul. 12, 2012 2012 Ironridge Securities Purchase Agreement [Member]	Jan. 13, 2012 2012 Ironridge Securities Purchase Agreement [Member]	May 10, 2013 Equity Line Financing [Member]	Jun. 30, 2013 Equity Line Financing [Member]	Jul. 31, 2013 Equity Line Financing [Member]	Jan. 16, 2013 TCA Purchase Agreement [Member] Subsequent Event [Member] First Debenture [Member]	Jan. 16, 2013 TCA Purchase Agreement [Member] Subsequent Event [Member]	Jan. 16, 2013 TCA Purchase Agreement [Member] First Debenture [Member]	Jan. 16, 2013 TCA Purchase Agreement [Member]	Jan. 16, 2013 Subsequent Event [Member] First Debenture [Member]	Mar. 31, 2013 Subsequent Event [Member]	Jan. 16, 2013 Subsequent Event [Member] Maximum [Member] First Debenture [Member]	Nov. 08, 2012 Issued As An Inducement [Member]	Jan. 16, 2013 Additional Interest [Member] First Debenture [Member]	Jun. 30, 2013 Settlement Of Claim [Member]	Jan. 16, 2013 First Debenture [Member]	Jan. 16, 2013 TCA Purchase Agreement [Member]	Jan. 16, 2013 Maximum [Member] First Debenture [Member]	Jan. 13, 2012 Maximum [Member]	Nov. 10, 2009 Maximum [Member]	Nov. 10, 2009 Minimum [Member]
Note 5 - Financing Agreements (Details) [Line Items]
Value of Convertible Preferred Stock Committed to Purchase by Investors																																																																	$ 4,700,000						$ 8,700,000	$ 8,700,000																																																			$ 10,000,000											$ 10,000,000						$ 10,000,000							$ 4,200,000														$ 1,500,000																					$ 1,500,000
Value of Common Stock Expressed as Percentage of Aggregate Equity Financing Loaned to Investors by Related Party																																																																																																																																												135.00%
Related Party Transaction, Expenses from Transactions with Related Party																																																																																																																																				100,000
Interest on Fair Value of Loaned Shares Paid to Related Party																																																																																																																																				2.00%
Number of Shares of Common Stock Loaned to Investors by Related Party (in Shares)																																																																																																																												2,729,452	70,548	700,000										1,400,000	56,000	24,000	600,000	52,000
Preferred Stock, Number of Shares Issued (in Shares)												290	290																																																		166	296								140		168	22		230				290		500			500																							500																																															130
Proceeds from Issuance of Preferred Stock and Preference Stock													243,000						551,000	1,488,000				2,791,000	4,261,000																																			1,700,000	3,000,000	1,700,000		3,000,000					1,400,000	1,400,000	1,400,000	1,400,000		1,700,000	200,000		2,300,000			193,000			500,000							193,000	243,000	188,000			500,000								188,000
Payments of Stock Issuance Costs																																																																																																																																100,000	100,000		800,000	800,000
Number of Shares of Common Stock Demanded from Investors by Related Party (in Shares)																																																																																																																																		108,000
Stock Issued During Period, Shares, Conversion of Convertible Securities (in Shares)	104,167															376,789						421,656																																					2,729,452								140,000	3,500,000																					1,039,742										7,109,751			376		1,324						14,725,404				589,016																109,178
Conversion Price of Preferred Stock (in Dollars per share)																																																									$ 76.75	$ 40	$ 3.07							$ 1.6	$ 0.4	$ 0.4																$ 0.5																	$ 12.5																$ 0.15
Percentage of Make-Whole Shares to Preferred Stock Liquidation Value																																																											35.00%
Preferred Stock, Liquidation Preference Per Share (in Dollars per share)																																																											$ 10,000
Percentage of Common Stock Could be Owned by Investors, Upper Range																																4.99%							9.99%																																9.99%	9.99%																																																														9.99%													9.99%														9.99%					9.99%																							4.99%
Percentage of Closing Bid Price																																																																							75.00%	75.00%																																		100.00%		70.00%																										75.00%
Common Stock, Shares, Issued (in Shares)		19,548,610										2,159,911				19,548,610		19,548,610	19,548,610		19,548,610	19,548,610	19,548,610	9,541,174	2,159,911	9,541,174											3,500,000
Investment Price (in Dollars per share)																																																																																																																																					$ 0.63		$ 0.5						$ 3.22	$ 0.11	$ 0.69	$ 0.77	$ 1.34
Preferred Stock, Shares Authorized (in Shares)		5,000,000										5,000,000				5,000,000		5,000,000	5,000,000		5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000																																															400
Maximum Percentage of Outstanding Common Stock Could Be Owned by Investors																																																																									19.99%
Preferred Stock, Par or Stated Value Per Share (in Dollars per share)		$ 0.001										$ 0.001				$ 0.001		$ 0.001	$ 0.001		$ 0.001	$ 0.001	$ 0.001	$ 0.001	$ 0.001	$ 0.001																																															$ 10,000					$ 10,000						$ 1,000																	$ 1,000																$ 0.001	$ 0.001																																					$ 1,000		$ 1,000																							$ 1,000
Preferred Stock, Redemption Price as Percentage of Liquidation Value																																								35.00%	27.00%		141.60%	18.00%		133.60%	9.00%		126.10%	35.00%		149.99%	119.00%	112.30%	106.00%																																																			149.99%
Preferred Stock, Annual Dividend Rate Accruing in Shares																																																																									10.00%			10.00%		10.00%																										7.65%		7.65%					4.50%	10.00%			4.50%	10.00%
Preferred Stock, Redemption Price Per Share (in Dollars per share)																																																																									$ 10,000						$ 10,000																									$ 1,000		$ 1,000											$ 1,000
Commitment Fee Payable to Investors as Part of Closing Conditions																																																																																																																																																			105,000
Maximum Amount of Common Stock Committed to Purchase by Investors as Percentage of Preferred Tranche																																																																																																																																																			100.00%
Value of Warrants Issued to Purchase Common Stock as Percentage of Common Tranche																																																																																																																																																			35.00%
Secured Note Receivable, Interest Rate																																							1.60%																																																																																																												2.00%
Maximum Percentage of Outstanding Common Stock Could be Owned by Investors Upon Warrants Exercise																																																																																																																																																			19.99%
Proceeds from Issuance of Common Stock														250,000																																																																																																																																	1,700,000	200,000	2,300,000													250,000					379,220	153,040																				153,040	379,220				12,500	146,524
Stock Issued During Period, Shares, New Issues (in Shares)								1,850,000						6,811,989							260,000																																			166					296										140											500								290	290	290	100	500				1,500						376						14,725,404			500														140,000																2,434,783	285,714	1,716,417													272,480				122,939,758	25,000,000	9,000,000	79,600,000																130			360,000	1,000,000				40,064	1,091,425									74,000				191,388
Class of Warrant or Right, Number of Securities Called by Warrants or Rights (in Shares)			1,704,545		2,500,000					2,777,777																																																																																																																																					852,174	100,000	600,746
Class of Warrant or Right, Exercise Price of Warrants or Rights (in Dollars per Item)	0.24		0.022		0.02					0.018																							0.03																																																																																																														0.69		1.34																																																													0.88	0.6
Investment Warrants, Exercise Price (in Dollars per share)																																																																																																																																																$ 0.77
Preferred Stock, Number of Shares Redeemed (in Shares)																																																																												420
Preferred Stock, Redemption Amount																																																																																																																																																		4,200,000
Redemption Premium																																																																												1,300,000
Increase in Preferred Stock Redemption Price as Percentage of Liquidation Value																																										27.00%			18.00%			9.00%			35.00%
Obligated Purchase of Common Stock by Investors														2,500,000																									2,500,000																																																																												500,000																																											2,500,000			2,500,000					10,000,000	10,000,000	10,000,000					500,000	500,000	500,000											10,000,000	10,000,000	10,000,000			5,000,000
Purchase Price Per Share (in Dollars per share)																																							$ 0.367																																																																								$ 1,000				$ 1,000
Premium Over the Closing Price of Common Stock																																							102.00%																																																																																																																										102.00%
Minimum Cash Purchase Price																																							250,000																																																																																																																										250,000
Stockholders' Equity Note, Subscriptions Receivable												2,250,000		2,250,000										264,000	2,250,000	264,000																																																																																																																																				2,250,000
Conversion of Preferred Shares for Repayment of Note Receivable (in Shares)																																																																																							1,700															376		1,324
Conversion Of Preferred Shares And Repayment Of Ironridge Note Receivable																								1,900,000
Remaining of Ironridge Note Receivable							264,000
Closing Conditions, Minimum Closing Price of Common Stock (in Dollars per share)																																																																																																																																																																	$ 0.7							$ 0.125														$ 0.7	$ 3.125
Obligated Purchase of Preferred Stock by Investors																																																																																																															500,000																																					500,000	500,000	500,000
Aggregate Value of Company's Common Stock Traded																																																																																																																																																						2,000,000	500,000	1,000,000	1,000,000	1,000,000						2,000,000														2,000,000	2,000,000	500,000	1,000,000	1,000,000	1,000,000
Number of Preferred Shares Obligated to Purchase by Investors (in Shares)																																																																																																																																																							130	290	290	290																						130	290	290	290
Amount Used In the Nominator of the Calculation of Price Per Preferred Share																																																																																																																																																											1,000		1,000																							1,000
Percentage of Daily Volume-Weighted Average Prices of Common Stock																																																																																																										85.00%																																																	85.00%		85.00%									90.00%														85.00%						90.00%
Denominator in Calculation of Price Per Preferred Share (in Dollars per share)																																																																																																																																																											$ 0.257		$ 0.057																							$ 1.425
Amount to be Subtracted from the Average of Daily Volume-Weighted Average Prices (in Dollars per share)																																																																																																																																																													$ 0.2																							$ 5
Accumulated Number of Shares of Preferred Stock Issued (in Shares)																																																																																																																																																															1,500
																																																																																					100,000	500,000
(in Shares)																																																																																					100
Preferred Stock, Shares Outstanding (in Shares)																																																																																							400																1,500	776	150
Beneficial Conversion Preferred Dividend																1,080,000	2,889,000		4,485,000	4,895,000				17,234,000																																																																15,500,000								1.1	2.9		4,500,000	4,900,000																		1,700,000																																															1,700,000
Preferred Stock, Fixed Conversion Price (in Dollars per share)																																																																																																										$ 0.5					$ 0.15				$ 3.75
Premium over Closing Price of Common Stock																																																																																																										32.00%
Percentage of Conversion Price Threshold																																																																																																										150.00%																																																														200.00%
Percentage of Early Redemption Price																																																																																																										130.00%
Percentage of Average Daily Volume-Weighted Average Price of Common Stock																																																																																																												85.00%																																																																																														85.00%
Noncontrolling Interest, Ownership Percentage by Noncontrolling Owners																																																																																																											9.99%												9.99%																																																																															4.99%						4.99%
Cap Amount, Percentage																																							19.99%
Convertible Preferred Stock, Conversion Price Per Share (in Dollars per share)																																																																																																															$ 0.15				$ 3.75
Noncontrolling Interest, Ownership Percentage by Parent																																						10.00%																																																																																																																																																																							9.99%
Convertible Preferred Stock, Number of Shares Converted (in Shares)																																																																																																														500
Designated Shares (in Shares)																																																																																																																					500	500
Preferred Stock, Dividend Rate, Percentage																																																																																																																					4.50%		10.00%
Dividend Rate Adjustment																																																																																																																					98.24%
Share Price (in Dollars per share)																																																																																																																								$ 0.125
Percent of Conversion Price (in Dollars per share)																																																																																																																							$ 2																																																																$ 2
Proceeds from Issuance of Convertible Preferred Stock																										7,400,000																																																																																			500,000				500,000
Conversion of Stock, Shares Converted (in Shares)																																																																																																														500
Equity Line Shares Drawdown (in Shares)																																			80,000																																																																																																																																			2,000,000
Number of Shares Needed to Trade to Meet Pricing Period (in Shares)																																																																																																																																																																						6,000,000
Commitment Fee Shares (in Shares)																																																																																																																																																																						3,000,000																				120,000
Convertible, Unsecured Debt, Maximum Borrowing Capacity						400,000
Notes Payable						445,000
Debt Instrument, Unamortized Discount						45,000
Debt Discount as Percentage						10.00%
Interest Charge as Percentage if Not Paid in 90 Days						10.00%
Debt Instrument, Convertible, Conversion Price (in Dollars per share)		$ 0.001				$ 0.02										$ 0.001		$ 0.001	$ 0.001		$ 0.001	$ 0.001	$ 0.001
Percentage of Lowest Closing Price in 25 Trading Days						75.00%
Proceeds from Convertible Debt	50,000				100,000			100,000		100,000	100,000
Convertible Debt, Current					32,683			32,683		32,888																	110,000	110,000	111,000
Derivative Liability, Current		55,000														55,000		55,000	55,000		55,000	55,000	55,000	93,000		93,000	49,000		49,000
Debt Instrument, Convertible, Beneficial Conversion Feature	12,500		18,750		25,000			25,000		25,000	25,000
Debt Instrument, Convertible, Beneficial Conversion Feature, Amortization Period										1 year	1 year
Amortization		2,400														24,000		12,000	47,000					10,000
Stock Issued During Period, Value, New Issues								37,925													42,600																																																																								100,000	500,000																											100,000	100,000																																																																													37,925
Debt Instrument, Convertible, Remaining Discount Amortization Period					1 year			1 year
Proceeds from Issuance of Debt			75,000
Notes Payable, Related Parties, Current																																		200,000
Proceeds from Related Party Debt									200,000
Debt Instrument, Interest Rate, Stated Percentage		8.00%														8.00%		8.00%	8.00%		8.00%	8.00%	8.00%											5.00%																																																																																																																															1.60%																																			12.00%				7.00%		12.00%
Financing Threshold Amount Triggering Accelerated Repayment of Related Party Debt																																		1,500,000
Repayments of Debt															13,500,000									100,000
Sale of Stock, Price Per Share (in Dollars per share)																																																																																																																																																																	$ 9.175								$ 80.5	$ 12.5	$ 15.75	$ 2.75
Repayments of Notes Payable							264,000																250,000	125,000																																																																																																																																																																													250,000
Preferred Stock Convertible Number Of Shares Converted During Period (in Shares)																			1,950																																																																						50																									500
Number of Shares Needed To Trade To Meet Pricing Period (in Shares)																																																																																																																																																																																										240,000
Debt Instrument Maturity Period						12 years
Convertible Debt	23,684		28,125							32,888
Debt Instrument, Face Amount	55,000	78,500	82,500							111,000						78,500		78,500	78,500		78,500	78,500	78,500																																																																																																																																																																									550,000	5,000,000	550,000	5,000,000
Derivative Liability	23,223									49,000																		49,000
Amortization of Debt Discount (Premium)																22,000			75,000
Other Liabilities		896,000	35,687													896,000		896,000	896,000		896,000	896,000	896,000
Discount On Price Per Share																															42.00%	30.00%																																																																																																																																																													20.00%
Investment Advisory Fees																																																																																																																																																																																																	22,000		22,000
Due Diligence Fee																																																																																																																																																																																																	10,000		10,000
Legal Fees																																																																																																																																																																																																	12,500		12,500
Additional Liability Owned Had Incentive Shares Remeasured				475,328
Payments for Commissions				22,000
Stock Issued During Period, Shares, Issued for Services (in Shares)				52,632
Increase In Outstanding Principal Balance Of Debt																														80,000
Secured Debt		228,000														228,000		228,000	228,000		228,000	228,000	228,000							416,544						849,510
Period Of Obligated Purchase Of Common Stock By Investors																																																																																																																																																																																													36 years
Maximum Investment Amount Per Notice As Percentage Of Average Daily Volume Of Common Stock For Ten Consecutive Trading Days																																																																																																																																																																																													200.00%
Stock Issued During Period, Shares, Other (in Shares)																																																																																																																																																																																													104,000
Gross Proceeds Threshold from an Acquisition or Disposition of Assets																																				750,000
Gross Proceeds Threshold from Completion of Any Financing																																				1,500,000
Gross Proceeds Threshold from Receipt of Any Revenues																																				750,000
Gross Proceeds Threshold from Any One Financing or Licensing Arrangement																																				3,000,000
Long-term Debt, Gross		102,695														102,695		102,695	102,695		102,695	102,695	102,695
Stock Issued During Period, Value, Other		214,535
Common Stock, Par or Stated Value Per Share (in Dollars per share)		$ 0.01										$ 0.01				$ 0.01		$ 0.01	$ 0.01		$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01						$ 0.001
Other Noncash Expense																			92,000																																																																																																																																																																																						91,944
Claim Amount to be Settled by Issuing Shares of Common Stock at Discount		214,535														214,535		214,535	214,535		214,535	214,535	214,535
Stock Issued During Period, Value, Conversion of Convertible Securities																50,000
Weighted Average Number of Shares, Contingently Issuable (in Shares)																1,566,998
		$ 235,050														$ 235,050		$ 235,050	$ 235,050		$ 235,050	$ 235,050	$ 235,050

Note 6 - Stock-Based Compensation (Details) (USD $)	0 Months Ended	1 Months Ended	0 Months Ended		1 Months Ended	0 Months Ended	6 Months Ended		12 Months Ended						3 Months Ended		6 Months Ended		12 Months Ended								12 Months Ended			12 Months Ended			12 Months Ended				12 Months Ended	38 Months Ended		12 Months Ended	16 Months Ended	12 Months Ended
	Mar. 11, 2013	Dec. 19, 2012	Nov. 08, 2012	Nov. 10, 2009	Feb. 27, 2013	Aug. 15, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Jun. 07, 2013	Jun. 04, 2013	Mar. 31, 2012	Jan. 27, 2012	Jun. 30, 2013 Stock Options and Restricted Stock [Member]	Jun. 30, 2012 Stock Options and Restricted Stock [Member]	Jun. 30, 2013 Stock Options and Restricted Stock [Member]	Jun. 30, 2012 Stock Options and Restricted Stock [Member]	Dec. 31, 2012 Stock Options and Restricted Stock [Member]	Dec. 31, 2011 Stock Options and Restricted Stock [Member]	Dec. 31, 2012 Restricted Stock [Member] Consultants and Advisors [Member] PositiveID 2011 Plan [Member]	Dec. 31, 2011 Restricted Stock [Member] Consultants and Advisors [Member] PositiveID 2011 Plan [Member]	Dec. 31, 2012 Restricted Stock [Member] Consultants and Advisors [Member] PositiveID 2011 Plan [Member] Minimum [Member]	Dec. 31, 2011 Restricted Stock [Member] Consultants and Advisors [Member] PositiveID 2011 Plan [Member] Minimum [Member]	Dec. 31, 2012 Restricted Stock [Member] Consultants and Advisors [Member] PositiveID 2011 Plan [Member] Maximum [Member]	Dec. 31, 2011 Restricted Stock [Member] Consultants and Advisors [Member] PositiveID 2011 Plan [Member] Maximum [Member]	Dec. 31, 2011 Restricted Stock [Member] VeriChip 2009 Plan [Member]	Dec. 31, 2011 Restricted Stock [Member] VeriChip 2009 Plan [Member] Minimum [Member]	Dec. 31, 2011 Restricted Stock [Member] VeriChip 2009 Plan [Member] Maximum [Member]	Dec. 31, 2012 Restricted Stock [Member] PositiveID 2011 Plan [Member]	Dec. 31, 2012 Restricted Stock [Member] PositiveID 2011 Plan [Member] Minimum [Member]	Dec. 31, 2012 Restricted Stock [Member] PositiveID 2011 Plan [Member] Maximum [Member]	Dec. 31, 2012 Consultants and Advisors [Member] PositiveID 2011 Plan [Member]	Dec. 31, 2011 Consultants and Advisors [Member] PositiveID 2011 Plan [Member]	Dec. 31, 2011 Employees and Consultants [Member]	Nov. 10, 2009 Steel Vault [Member]	Dec. 31, 2011 VeriChip 2009 Plan [Member]	Dec. 31, 2012 VeriChip 2009 Plan [Member]	Nov. 10, 2009 VeriChip 2009 Plan [Member]	Dec. 31, 2012 PositiveID 2011 Plan [Member]	Dec. 31, 2012 PositiveID 2011 Plan [Member]	Dec. 31, 2012 Outside of Company's Plans [Member]	Dec. 31, 2012 Outside of Company's Plans [Member] Minimum [Member]	Dec. 31, 2012 Outside of Company's Plans [Member] Maximum [Member]	Aug. 26, 2011 The 2011 Plan [Member]	Nov. 10, 2009 Minimum [Member]	Nov. 10, 2009 Maximum [Member]
Note 6 - Stock-Based Compensation (Details) [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized										70,000,000			470,000,000	175,000,000																									8,000,000
Common Stock, Par or Stated Value Per Share (in Dollars per share)							$ 0.01		$ 0.01	$ 0.01	$ 0.001
Stockholders' Equity, Reverse Stock Split	the Company issued a proxy statement soliciting stockholder approval authorizing to Board of Directors to effect a reverse stock split of our common stock at a ratio in the range of 1-for-10 to 1-for-25.
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Gross									7,065,000	1,285,000																												7,900,000			21,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Available for Grant									6,584,000	5,191,000																												56,000		3,900,000	3,900,000				1,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period																																								2 years			7 years	9 years
Share Based Compensation Arrangement By Share Based Payment Award Award Expiration Period																																								10 years
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Grants in Period							180,000		10,648,000	3,424,000																																11,500,000
Class of Warrant or Right, Exercise Price of Warrants or Rights (in Dollars per Item)		0.03	0.02		0.022	0.018						0.24																															0.23	0.88		0.6	0.88
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Number				3,300,000			427,000		4,148,000	3,216,000																										6,700,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price (in Dollars per share)							$ 15.3		$ 1.6	$ 2.03																																				$ 0.36	$ 2
Share Based Compensation Arrangement By Share Based Payment Award Award Exercise Period				10 years
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Weighted Average Grant Date Fair Value (in Dollars per share)									$ 0.04	$ 0.24
Class of Warrant or Right, Outstanding				300,000
Warrants Vesting And Exercisable Period				5 years
Number Of Warrants Issued		6,000,000	2,500,000		1,704,545	2,777,777
Exerciasble Period of Warrants		5 years	5 years		5 years	5 years
Share-based Compensation (in Dollars)							$ 449,000	$ 828,000	$ 1,721,000	$ 3,434,000					$ 204,000	$ 170,000	$ 449,000	$ 759,000	$ 1,722,000	$ 3,434,000															$ 390,000
Stock Issued During Period, Shares, Restricted Stock Award, Gross (in Shares)									12,580,150	2,204,286																							1,300,000	850,000			370,000			6,880,000
Share Price (in Dollars per share)																							$ 0.01	$ 0.13	$ 0.15	$ 0.57		$ 0.38	$ 0.55		$ 0.02	$ 0.19
Allocated Share-based Compensation Expense (in Dollars)																					756,000	601,000					2,680,000			118,183
Unvested Restricted Shares Outstanding (in Shares)							3,314,090
Share-based Compensation							449,000	828,000	1,721,000	3,434,000					204,000	170,000	449,000	759,000	1,722,000	3,434,000															390,000
Employee Service Share-based Compensation, Nonvested Awards, Compensation Cost Not yet Recognized							$ 1,200,000

Note 6 - Stock-Based Compensation (Details) - Summary of Option Activity (USD $) In Thousands, except Per Share data, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Nov. 10, 2009
Summary of Option Activity [Abstract]
Outstanding - Number of Otions	427	4,148	3,216	3,300
Outstanding - Weighted Average Exercise Price (in Dollars per share)	$ 15.3	$ 1.6	$ 2.03
Exercisable at end of year	393	5,518	2,899
Exercisable at end of year (in Dollars per share)	$ 16.54	$ 1.17	$ 2.18
Shares available for grant at end of year		6,584	5,191
Granted		7,065	1,285
Granted (in Dollars per share)		$ 0.04	$ 0.24
Forfeited	2	(481)	(353)
Forfeited (in Dollars per share)	$ 66.2	$ 0.57	$ 0.6

Note 6 - Stock-Based Compensation (Details) - Summary of Stock Options by Exercise Price Range (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Shares - Outstanding Stock Options (in Shares)	10,732
Weighted-average remaining contractual life - Outstanding Stock Options	9 years 73 days
Weighted-average exercise price - Outstanding Stock Options	$ 0.63
Shares - Exercisable Stock Options (in Shares)	5,517
Weighted-average exercise price - Exercisable Stock Options	$ 1.17
$0.00 to $0.036 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Price - Lower limit	$ 0.36
Range of Exercise Price - Upper limit	$ 0.36
Shares - Outstanding Stock Options (in Shares)	8,969
Weighted-average remaining contractual life - Outstanding Stock Options	10 years
Weighted-average exercise price - Outstanding Stock Options	$ 0.09
Shares - Exercisable Stock Options (in Shares)	3,754
Weighted-average exercise price - Exercisable Stock Options	$ 0.17
$0.37 to $0.62 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Price - Lower limit	$ 0.62
Range of Exercise Price - Upper limit	$ 0.62
Shares - Outstanding Stock Options (in Shares)	816
Weighted-average remaining contractual life - Outstanding Stock Options	7 years 36 days
Weighted-average exercise price - Outstanding Stock Options	$ 0.41
Shares - Exercisable Stock Options (in Shares)	816
Weighted-average exercise price - Exercisable Stock Options	$ 0.41
$0.68 to $1.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Price - Lower limit	$ 1.99
Range of Exercise Price - Upper limit	$ 1.99
Shares - Outstanding Stock Options (in Shares)	170
Weighted-average remaining contractual life - Outstanding Stock Options	3 years 219 days
Weighted-average exercise price - Outstanding Stock Options	$ 1.1
Shares - Exercisable Stock Options (in Shares)	170
Weighted-average exercise price - Exercisable Stock Options	$ 1.1
$2.00 to $5.75 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Price - Lower limit	$ 5.75
Range of Exercise Price - Upper limit	$ 5.75
Shares - Outstanding Stock Options (in Shares)	348
Weighted-average remaining contractual life - Outstanding Stock Options	4 years 219 days
Weighted-average exercise price - Outstanding Stock Options	$ 5.59
Shares - Exercisable Stock Options (in Shares)	348
Weighted-average exercise price - Exercisable Stock Options	$ 5.59
Above $5.75 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Shares - Outstanding Stock Options (in Shares)	429
Weighted-average remaining contractual life - Outstanding Stock Options	2 years 36 days
Weighted-average exercise price - Outstanding Stock Options	$ 7.78
Shares - Exercisable Stock Options (in Shares)	429
Weighted-average exercise price - Exercisable Stock Options	$ 7.78
Vested Options [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Shares - Outstanding Stock Options (in Shares)	5,518
Weighted-average remaining contractual life - Outstanding Stock Options	8 years
Weighted-average exercise price - Outstanding Stock Options	$ 1.17

Note 6 - Stock-Based Compensation (Details) - Weighted Average Assumptions Used to Estimate Options Granted Fair Value	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Weighted Average Assumptions Used to Estimate Options Granted Fair Value [Abstract]
Expected stock price volatility	126.00%	118.00%
Risk-free interest rate	1.12%	1.35%
Expected term (in years)	6 years	6 years

Note 6 - Stock-Based Compensation (Details) - Summary of Restricted Stock Outstanding In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Summary of Restricted Stock Outstanding [Abstract]
Unvested Balance	5,375	4,540	6,623
Issued	180	10,648	3,424
Vested	95	(9,788)	(5,502)
Forfeited		(25)	(5)
Unvested Balance	300	5,375	4,540

Note 7 - Income Taxes (Details) (USD $)	6 Months Ended	12 Months Ended							0 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Feb. 27, 2013	Mar. 28, 2012	Mar. 07, 2012	Dec. 31, 2011 Xmark Corporation [Member]	Dec. 31, 2012 Steel Vault [Member] Expiration Period Through 2032 [Member]	Mar. 08, 2012 Tax Reassessment [Member]	Mar. 08, 2012 Withholding Tax Assessments [Member]	Dec. 31, 2012 Expiration Period Through 2032 [Member]
Note 7 - Income Taxes (Details) [Line Items]
Valuation Allowance, Deferred Tax Asset, Change in Amount		$ (100,000)	$ (1,800,000)
Deferred Tax Assets, Operating Loss Carryforwards, Domestic											71,600,000
Deferred Tax Assets, Operating Loss Carryforwards, State and Local								9,800,000			45,900,000
Limitation Percentage on Net Operating Loss Carryforwards		50.00%
Income Tax Examination, Penalties and Interest Accrued		400,000	400,000		200,000		1,400,000
Income Tax Examination, Penalties and Interest Expense									950,000	220,000
Prepaid Taxes	708,000	738,000
Monthly Payments to Stanley	26,000	26,000
Number Of Equal Monthly Payments						24 months
Other Liabilities	$ 896,000			$ 35,687

Note 7 - Income Taxes (Details) - Tax Effects of Temporary Differences and Carryforwards of Deferred Tax Assets and Liabilities (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets (liabilities):
Accrued expenses and reserves	$ 528	$ 674
Stock-based compensation	284	3,369
Intangibles	(227)	(369)
Property and equipment	(1)	(4)
Net operating loss carryforwards	26,185	23,241
Gross deferred tax assets	26,769	26,911
Valuation allowance	(26,769)	(26,911)
Net deferred taxes	$ 0	$ 0

Note 7 - Income Taxes (Details) - Summary of Effective Tax Rate Reconciliation	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Summary of Effective Tax Rate Reconciliation [Abstract]
Statutory tax benefit	(34.00%)	(34.00%)
State income taxes, net of federal effects	(4.00%)	(4.00%)
Permanent items	1.00%	1.00%
Change in deferred tax asset valuation allowance	37.00%	37.00%

Note 8 - Commitments and Contingencies (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Operating Leases, Rent Expense	$ 241,000	$ 365,000

Note 8 - Commitments and Contingencies (Details) - Future Minimum Lease Payments Under Operating Leases (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Future Minimum Lease Payments Under Operating Leases [Abstract]
2013	$ 123
2014	127
2015	55
$ 305

Note 9 - Employment Contracts and Stock Compensation to Related Parties (Details) (USD $)	1 Months Ended	3 Months Ended	6 Months Ended		12 Months Ended					13 Months Ended	4 Months Ended		0 Months Ended	12 Months Ended				6 Months Ended	0 Months Ended	1 Months Ended									6 Months Ended		13 Months Ended	60 Months Ended		1 Months Ended	3 Months Ended
	Jan. 31, 2012	Dec. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2013	Jan. 08, 2013	Sep. 30, 2011	Dec. 31, 2012 Proceeds Required For Cash Compensation of Mr. Silverman [Member]	Mar. 31, 2012 Stock Exchange for Cash Before Period End Prior to Becoming Effective Stock [Member]	Sep. 30, 2011 Condition For Restricted Stock To Be Granted To Mr. Silverman [Member]	Jan. 08, 2013 Bonus Converted Into Restricted Stock [Member]	Dec. 31, 2011 Scott Silverman [Member]	Dec. 31, 2012 Mr. Caragol [Member]	Dec. 31, 2011 Mr. Caragol [Member]	Dec. 31, 2012 Sliverman Security Agreement [Member]	Jun. 30, 2013 Tax Equalization Plan [Member]	Jan. 02, 2012 Chief Executive Officer [Member]	Mar. 23, 2012 Chief Executive Officer [Member]	Mar. 31, 2012 Chief Executive Officer [Member]	Jan. 31, 2012 Chief Executive Officer [Member]	Sep. 30, 2011 Chief Executive Officer [Member]	Jan. 31, 2015 Board of Directors Chairman [Member]	Jan. 31, 2014 Board of Directors Chairman [Member]	Jan. 31, 2013 Board of Directors Chairman [Member]	Jan. 31, 2012 Board of Directors Chairman [Member]	Nov. 30, 2010 Board of Directors Chairman [Member]	Jun. 30, 2013 Board of Directors Chairman [Member]	Jun. 30, 2012 Board of Directors Chairman [Member]	Nov. 30, 2011 Board of Directors Chairman [Member]	Dec. 31, 2016 Board of Directors Chairman [Member]	Sep. 30, 2012 Board of Directors Chairman [Member]	Sep. 30, 2012 Chief Financial Officer [Member]	Sep. 30, 2012 Chief Financial Officer [Member]
Note 9 - Employment Contracts and Stock Compensation to Related Parties (Details) [Line Items]
Officers' Compensation										$ 100,000	$ 461,538			$ 375,000		$ 225,000																		$ 404,423	$ 289,000
Minimum Percentage of Executive Base Salary Entitled for Bonuses						1.00%
Stock Issued During Period, Shares, Restricted Stock Award, Gross (in Shares)					12,580,150	2,204,286							738,916	1,000,000		750,000				540,000	13,500,000	18,100,000		100,000	100,000	100,000	100,000	2,500,000			100,000	12,500,000
Restricted Stock Vesting Percentage		50.00%			50.00%	50.00%
undefined						4,879,000																	3,400,000
Common Stock, Shares Authorized (in Shares)		470,000,000	470,000,000		470,000,000	470,000,000			175,000,000			7,000,000
Share-based Compensation			449,000	828,000	1,721,000	3,434,000											361,600
Contractual Obligation		461,538			462,000	461,538
Stock Issued During Period, Shares, Share-based Compensation, Gross (in Shares)																			98,724			2,468,118												5,000,000
Proceeds from (Payments for) Other Financing Activities										1,000,000
Shares Received From Contingent Consideration (in Shares)										534,789
Development Stage Entities, Stock Issued, Value, Issued for Noncash Consideration		1,500,000
Accrued Bonuses, Current		375,000				375,000		75,000
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Outstanding, Weighted Average Remaining Contractual Terms																																4 years
Restricted Stock, Number of Shares Delayed from Issuance (in Shares)																																	5,000,000
Stock Granted, Value, Share-based Compensation, Gross															361,598														180,000	172,000
Stock Issued During Period, Value, Share-based Compensation, Gross																																		100,000
Payments for Postemployment Benefits																																		304,423
Bi-weekly Payment to Former Employee																																		3,700	3,700
Allocated Share-based Compensation Expense																																			67,341
Due to Related Parties							94,335
Common Stock, Shares Authorized		470,000,000	470,000,000		470,000,000	470,000,000			175,000,000			7,000,000
Stock Issued During Period, Shares, Share-based Compensation, Gross																			98,724			2,468,118												5,000,000
Bonus Amount Converted For Restricted Stock Shares (in Dollars)													300,000
Related Party Transaction, Amounts of Transaction (in Dollars)	$ 200,000																	$ 510,000

Note 10 - Agreements with The Boeing Company (Details) (USD $)	0 Months Ended	2 Months Ended	6 Months Ended	12 Months Ended
	Dec. 31, 2012	Apr. 30, 2013	Jun. 30, 2013	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Agreements With The Boeing Company [Abstract]
Licenses Revenue	$ 2,500,000		$ 2,500,000	$ 1,600,000	$ 800,000	$ 400,000
Number of License Payment Installments	3		3
Proceeds from License Fees Received	1,750,000	1,500,000
Deferred Revenue	$ 1,000,000		$ 2,500,000

Note 11 - Supplementary Cash Flow Information (Details) - Summary of Supplemental Cash Flow Information (USD $)	1 Months Ended		6 Months Ended	8 Months Ended	12 Months Ended
	Nov. 30, 2012	Feb. 28, 2010	Jun. 30, 2013	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Note 11 - Supplementary Cash Flow Information (Details) - Summary of Supplemental Cash Flow Information [Line Items]
Accrued dividends payable					$ 75,000	$ 154,000
Conversion of liability to promissory note			150,000		849,000
Issuance of common stock for MFS Acquisition		351,000
Issuance of common stock for commitment fee	37,925			42,600
					956,000	1,033,000
MicroFluidic Acquisition [Member]
Note 11 - Supplementary Cash Flow Information (Details) - Summary of Supplemental Cash Flow Information [Line Items]
Issuance of common stock for MFS Acquisition						879,000
Commitment Fee [Member]
Note 11 - Supplementary Cash Flow Information (Details) - Summary of Supplemental Cash Flow Information [Line Items]
Issuance of common stock for commitment fee					$ 32,000

Note 12 - Sale of Subsidiary to Related Party (Details) (USD $)	0 Months Ended	1 Months Ended	6 Months Ended		9 Months Ended	12 Months Ended
	Dec. 31, 2012	Jan. 31, 2012	Jun. 30, 2013	Jun. 30, 2013	Sep. 30, 2012	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Aug. 28, 2012	Jun. 01, 2012	May 31, 2012	Jan. 23, 2012	Jan. 11, 2012
Note 12 - Sale of Subsidiary to Related Party (Details) [Line Items]
Related Party Transaction, Amounts of Transaction		$ 200,000
Shares Exchanged for Ownership Interest (in Shares)											2,285,779		4,000,000
Noncontrolling Interest, Ownership Percentage by Parent													10.00%
Related Party Transaction, Rate		5.00%
Other Nonoperating Gains (Losses)		200,000
Royalty Revenue			600,000		600,000
Monthly Revenue from a Related Party					12,000				5,000	12,000	30,000		30,000
Financing Threshold Amount of a Related Party												500,000
Due from Related Parties	138,000		273,000	273,000							160,000
Licenses Revenue	$ 2,500,000			$ 2,500,000		$ 1,600,000	$ 800,000	$ 400,000
Royalty Percent of Gross Revenues									10.00%
Gross Revenues Related to Sale of Products [Member]
Note 12 - Sale of Subsidiary to Related Party (Details) [Line Items]
Potential Royalty on Future Income													10.00%
Gross Revenues Generated Under Development and Supply Agreement [Member]
Note 12 - Sale of Subsidiary to Related Party (Details) [Line Items]
Potential Royalty on Future Income													20.00%

Note 13 - Conversion of Liability to Secured Note (Details) (USD $)	1 Months Ended	12 Months Ended				3 Months Ended
	Jan. 31, 2013	Jun. 30, 2013	Dec. 31, 2012	Jul. 31, 2013	Jul. 09, 2012	Mar. 31, 2013 Subsequent Event [Member]
Note 13 - Conversion of Liability to Secured Note (Details) [Line Items]
Secured Debt		$ 228,000		$ 416,544	$ 849,510
Gross Proceeds Threshold from an Acquisition or Disposition of Assets					750,000
Gross Proceeds Threshold from Completion of Any Financing					1,500,000
Gross Proceeds Threshold from Receipt of Any Revenues					750,000
Gross Proceeds Threshold from Any One Financing or Licensing Arrangement					3,000,000
Repayments of Notes Payable	$ 264,000	$ 250,000	$ 125,000			$ 250,000

Note 14 - Subsequent Events (Details) (USD $)	0 Months Ended	1 Months Ended	6 Months Ended	8 Months Ended	12 Months Ended								0 Months Ended	1 Months Ended		0 Months Ended		1 Months Ended		1 Months Ended			0 Months Ended						0 Months Ended
	Dec. 31, 2012	Nov. 30, 2012	Jun. 30, 2013	Jun. 30, 2013	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Jun. 04, 2013	Feb. 27, 2013	Sep. 07, 2012	Aug. 15, 2012	Jan. 16, 2013 Subsequent Event [Member] TCA Purchase Agreement [Member] First Debenture [Member]	Jan. 16, 2013 Subsequent Event [Member] TCA Purchase Agreement [Member]	Feb. 28, 2013 Subsequent Event [Member] $.0025 [Member]	Feb. 28, 2013 Subsequent Event [Member] $.005 [Member]	Jan. 16, 2013 Subsequent Event [Member] Incentive Shares [Member]	Jan. 16, 2013 Subsequent Event [Member] First Debenture [Member]	Feb. 28, 2013 Subsequent Event [Member]	Jan. 16, 2013 Subsequent Event [Member] Maximum [Member] First Debenture [Member]	Feb. 28, 2013 Subsequent Event [Member] Maximum [Member]	Feb. 28, 2013 Subsequent Event [Member] Minimum [Member]	Jan. 16, 2013 TCA Purchase Agreement [Member] First Debenture [Member]	Jan. 16, 2013 TCA Purchase Agreement [Member]	Feb. 15, 2013 $.0025 [Member]	Feb. 15, 2013 $.005 [Member]	Jan. 16, 2013 Incentive Shares [Member]	Jan. 16, 2013 First Debenture [Member]	Jan. 16, 2013 Maximum [Member] First Debenture [Member]	Feb. 15, 2013 Maximum [Member]	Feb. 15, 2013 Minimum [Member]
Note 14 - Subsequent Events (Details) [Line Items]
Debt Instrument, Face Amount			$ 78,500	$ 78,500				$ 55,000	$ 82,500		$ 111,000	$ 550,000	$ 5,000,000									$ 550,000	$ 5,000,000
Debt Instrument, Interest Rate, Stated Percentage			8.00%	8.00%						5.00%							12.00%										12.00%
Percent of Average Daily Volume Weighted Average Price of Common Stock																	85.00%
Noncontrolling Interest, Ownership Percentage by Noncontrolling Owners																			4.99%									4.99%
Investment Advisory Fees													22,000										22,000
Due Diligence Fee													10,000										10,000
Legal Fees													12,500										12,500
Stock Issued During Period, Value, New Issues		37,925		42,600												100,000										100,000
Licenses Revenue	2,500,000		2,500,000		1,600,000	800,000	400,000													2,000,000									2,000,000
License Revenue Per Strip (in Dollars per Item)																				0.005	0.0025								0.005	0.0025
Number of Strips Used Per Year																		1,000
Consideration for Rights and Licenses														$ 1,000,000	$ 2,000,000									$ 1,000,000	$ 2,000,000

Note B - Summary of Significant Accounting Policies (Details) - Summary of Potentially Dilutive Securities Excluded from Earnings Per Share Calculation In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
	4,690	546	29,241	11,992
Preferred Stock Convertible [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
	12	95
Equity Option [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
	428	423	10,732	4,148
Warrant [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
	636	12	11,582	304
Restricted Stock [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
	3,614	16	5,375	4,540

Note E - Stock-Based Compensation (Details) - Summary of Option Activity (USD $) In Thousands, except Per Share data, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Nov. 10, 2009
Summary of Option Activity [Abstract]0
Outstanding Balance - Number of Options	4,148	3,216		3,300
Outstanding - Weighted Average Exercise Price Per Share (in Dollars per share)	$ 1.6	$ 2.03
Exercisable at June 30, 2013	393	5,518	2,899
Exercisable at June 30, 2013 (in Dollars per share)	$ 16.54	$ 1.17	$ 2.18
Forfeited	(2)	481	353
Forfeited (in Dollars per share)	$ 66.2	$ 0.57	$ 0.6
Outstanding Balance - Number of Options	427	4,148	3,216	3,300
Outstanding - Weighted Average Exercise Price Per Share (in Dollars per share)	$ 15.3	$ 1.6	$ 2.03

Note E - Stock-Based Compensation (Details) - Summary of Restricted Stock Outstanding In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Summary of Restricted Stock Outstanding [Abstract]0
Unvested Balance	5,375	4,540	6,623
Issued	180	10,648	3,424
Vested	(95)	9,788	5,502
Unvested Balance	300	5,375	4,540